UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock Investment Grade Bond Fund

Annual report 5/31/14

John Hancock
INVESTMENTS

A look at performance

Total returns for the period ended May 31, 2014

							SEC 30-day	SEC 30-day
	Average annual total returns (%)			Cumulative total returns (%)			yield (%)	yield (%)
	with maximum sales charge			with maximum sales charge			subsidized	unsubsidized[1]

							as of	as of
	1-year	5-year	10-year	1-year	5-year	10-year	5-31-14	5-31-14

Class A	–1.25	7.08	4.94	–1.25	40.80	61.97	2.15	2.14

Class B	–2.73	6.87	4.74	–2.73	39.39	58.89	1.50	1.49

Class C	1.23	7.17	4.59	1.23	41.39	56.68	1.50	1.49

Class I2	3.27	8.35	5.75	3.27	49.30	74.95	2.49	2.48

Index†	2.71	4.96	4.99	2.71	27.40	62.70	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes, the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I
Net / Gross (%)	0.96	1.71	1.71	0.63

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

6	Investment Grade Bond Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class B3	5-31-04	$15,889	$15,889	$16,270

Class C3	5-31-04	15,668	15,668	16,270

Class I2	5-31-04	17,495	17,495	16,270

The values shown in the chart for “Class A shares with maximum sales charge” have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04.

Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.

2 For certain types of investors, as described in the fund’s prospectus.

3 The contingent deferred sales charge is not applicable.

Annual report | Investment Grade Bond Fund	7

Management’s discussion of

Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

The U.S. bond market finished with a gain in the twelve-month period ended May 31, 2014, confounding the negative expectations that were in place for much of 2013. Although U.S. Treasury yields rose, corporate bonds outperformed on the strength of healthy fundamentals and investors’ continued appetite for yield.

For the twelve-month period ended May 31, 2014, John Hancock Investment Grade Bond Fund’s Class A shares returned 2.89%, excluding sales charges, beating the 2.71% gain of its benchmark, the Barclays U.S. Aggregate Bond Index. The fund was favorably positioned for the environment of the past year. On average, approximately 40% of the fund’s total investments were allocated to corporate bonds, compared with an average of 22% for the benchmark, which enabled the fund to capitalize on corporates’ meaningful outperformance. Within the fund’s corporate bond segment, we added value by tilting the portfolio toward the lower-rated segment of the asset class. However, the fund’s overweight in bonds issued by financial companies detracted from performance within the corporate sector.

The fund’s overweight allocation to corporates was funded by its underweight in U.S. Treasuries. This aspect of the fund’s positioning was also helpful to performance given that U.S. Treasury yields rose (as prices fell) during the reporting period. The fund also held a significant position in agency mortgage-backed securities (i.e., those that are insured by federal agencies such as Fannie Mae or Freddie Mac), as we found better values in certain asset-backed securities, commercial mortgage-backed securities, and nonagency mortgage-backed securities. This strategy aided the fund’s relative performance, and it provided both added diversification and excess yield relative to the benchmark. We kept the fund’s duration, or interest-rate sensitivity, below that of the benchmark throughout the year. Given that yields rose during the course of the year, this positioning was helpful for performance.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

8	Investment Grade Bond Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2013, with the same investment held until May 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 12-1-2013	on 5-31-2014	ended 5-31-2014[1]	expense ratio

Class A	$1,000.00	$1,036.00	$4.62	0.91%

Class B	1,000.00	1,033.10	8.46	1.67%

Class C	1,000.00	1,033.10	8.46	1.67%

Class I	1,000.00	1,038.40	3.30	0.65%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Investment Grade Bond Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2013, with the same investment held until May 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 12-1-2013	on 5-31-2014	ended 5-31-2014[1]	expense ratio

Class A	$1,000.00	$1,020.40	$4.58	0.91%

Class B	1,000.00	1,016.60	8.40	1.67%

Class C	1,000.00	1,016.60	8.40	1.67%

Class I	1,000.00	1,021.70	3.28	0.65%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Investment Grade Bond Fund | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	39.3%	Asset Backed Securities	3.6%

U.S. Government Agency	25.3%	Capital Preferred Securities	1.0%

U.S. Government	15.6%	Preferred Securities	0.4%

Collateralized Mortgage Obligations	11.5%	Short-Term Investments & Other	3.3%

Quality Composition[1,2]

U.S. Government	15.6%	A	9.3%

U.S. Government Agency	25.3%	BBB	35.4%

U.S. Government Agency Collateralized		BB	3.4%
Mortgage Obligations	2.6%
		CCC & Below	0.4%
AAA	1.2%
		Preferred Securities	0.4%
AA	3.1%
		Short Term Investments & Other	3.3%

1 As a percentage of net assets on 5-31-14.

2 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-14 and do not reflect subsequent downgrades or upgrades, if any.

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Foreign investing, has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates and may be subject to early repayment and the market’s perception of issuer creditworthiness. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund’s prospectuses for additional risks.

Annual report | Investment Grade Bond Fund	11

Fund’s investments

As of 5-31-14

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government & Agency Obligations 40.9%				$94,482,143

(Cost $93,484,879)

U.S. Government 15.6%				36,106,445

U.S. Treasury
Bond	3.125	11-15-41	$1,150,000	1,117,117
Bond	3.625	02-15-44	7,995,000	8,462,212
Note	0.250	12-31-15	2,735,000	2,735,747
Note	0.875	05-15-17	1,400,000	1,404,047
Note	1.250	10-31-18	920,000	915,400
Note	1.250	11-30-18	2,650,000	2,633,438
Note	1.375	09-30-18	2,780,000	2,784,342
Note	1.625	04-30-19	345,000	346,725
Note	1.875	06-30-20	5,030,000	5,037,465
Note	2.500	05-15-24	10,645,000	10,669,952

U.S. Government Agency 25.3%				58,375,698

Federal Farm Credit Banks	1.740	03-11-20	1,470,000	1,448,093

Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.500	02-01-26	165,337	174,644
30 Yr Pass Thru	3.000	03-01-43	888,807	883,594
30 Yr Pass Thru	3.000	04-01-43	1,230,326	1,221,188
30 Yr Pass Thru (P)	3.036	03-01-44	181,944	189,090
30 Yr Pass Thru	4.000	11-01-43	519,756	550,230
30 Yr Pass Thru	4.000	02-01-44	283,690	301,121
30 Yr Pass Thru	5.000	03-01-41	1,313,550	1,463,069
30 Yr Pass Thru	5.000	04-01-41	612,762	677,725
30 Yr Pass Thru	5.500	07-01-37	36,949	41,258
30 Yr Pass Thru	5.500	06-01-38	1,690,294	1,882,631
30 Yr Pass Thru	6.500	04-01-39	584,109	654,842
30 Yr Pass Thru	6.500	09-01-39	322,599	361,646

Federal National Mortgage Association
15 Yr Pass Thru	2.500	03-27-23	1,180,000	1,175,605
15 Yr Pass Thru	3.000	07-01-27	685,447	714,123
15 Yr Pass Thru	3.500	02-01-26	159,471	168,790
15 Yr Pass Thru	3.500	03-01-26	978,531	1,035,714
15 Yr Pass Thru	3.500	07-01-26	1,990,093	2,108,877
15 Yr Pass Thru	4.000	12-01-24	1,409,073	1,509,305
30 Yr Pass Thru (P)	2.913	03-01-44	158,337	164,151
30 Yr Pass Thru (P)	2.916	01-01-44	346,142	359,003
30 Yr Pass Thru	3.000	10-29-27	585,000	550,069
30 Yr Pass Thru	3.000	12-01-42	2,334,099	2,319,862
30 Yr Pass Thru	3.400	09-27-32	580,000	540,548
30 Yr Pass Thru	3.500	06-01-42	4,241,278	4,375,257
30 Yr Pass Thru	3.500	01-01-43	1,105,751	1,139,644
30 Yr Pass Thru	3.500	04-01-43	839,150	864,871

12	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government Agency (continued)

Federal National Mortgage Association
30 Yr Pass Thru	4.000	09-01-41	$5,786,883	$6,175,463
30 Yr Pass Thru	4.000	10-01-41	86,191	91,763
30 Yr Pass Thru	4.000	01-01-42	829,657	883,293
30 Yr Pass Thru	4.000	01-01-44	799,377	853,054
30 Yr Pass Thru	4.500	08-01-40	3,859,984	4,177,915
30 Yr Pass Thru	4.500	12-01-40	941,735	1,021,361
30 Yr Pass Thru	4.500	05-01-41	1,404,075	1,519,723
30 Yr Pass Thru	4.500	06-01-41	2,050,799	2,231,251
30 Yr Pass Thru	4.500	07-01-41	1,081,102	1,176,229
30 Yr Pass Thru	4.500	11-01-41	381,703	413,023
30 Yr Pass Thru	5.000	04-01-35	232,086	257,132
30 Yr Pass Thru	5.000	09-01-40	1,866,815	2,072,073
30 Yr Pass Thru	5.000	02-01-41	1,030,093	1,151,400
30 Yr Pass Thru	5.000	03-01-41	2,327,444	2,609,532
30 Yr Pass Thru	5.000	04-01-41	396,259	444,719
30 Yr Pass Thru	5.000	05-01-41	2,184,554	2,416,214
30 Yr Pass Thru	5.500	09-01-34	815,184	913,241
30 Yr Pass Thru	5.500	02-01-36	271,888	303,913
30 Yr Pass Thru	5.500	06-01-38	1,068,397	1,194,909
30 Yr Pass Thru	6.000	06-01-40	209,633	235,292
30 Yr Pass Thru	6.500	09-01-37	132,802	149,568
30 Yr Pass Thru	6.500	01-01-39	841,248	944,559
30 Yr Pass Thru	6.500	06-01-39	236,231	265,121

Corporate Bonds 39.3%				$90,890,131

(Cost $85,948,762)

Consumer Discretionary 3.4%				7,878,716

Auto Components 0.5%

BorgWarner, Inc.	4.625	09-15-20	251,000	273,147

Delphi Corp.	5.000	02-15-23	795,000	849,656

Automobiles 1.2%

Ford Motor Credit Company LLC	5.875	08-02-21	1,761,000	2,062,325

Ford Motor Credit Company LLC	8.000	12-15-16	345,000	402,129

Nissan Motor Acceptance Corp. (S)	1.950	09-12-17	395,000	400,326

Hotels, Restaurants & Leisure 0.3%

Brinker International, Inc.	2.600	05-15-18	290,000	290,985

Seminole Indian Tribe of Florida (S)	6.535	10-01-20	315,000	351,225

Internet & Catalog Retail 0.2%

QVC, Inc.	4.375	03-15-23	270,000	271,979

QVC, Inc.	5.125	07-02-22	210,000	222,545

Media 1.0%

21st Century Fox America, Inc.	6.150	03-01-37	110,000	133,103

21st Century Fox America, Inc.	6.400	12-15-35	110,000	137,499

CBS Corp.	7.875	07-30-30	560,000	753,949

Myriad International Holdings BV (S)	6.000	07-18-20	200,000	224,250

Sirius XM Radio, Inc. (S)	5.250	08-15-22	685,000	739,800

Time Warner Cable, Inc.	8.250	04-01-19	290,000	369,140

See notes to financial statements	Annual report | Investment Grade Bond Fund	13

		Maturity
	Rate (%)	date	Par value	Value
Multiline Retail 0.2%

Macy’s Retail Holdings, Inc.	7.875	08-15-36	$359,000	$396,658

Consumer Staples 0.9%				2,032,612

Beverages 0.1%

Pernod-Ricard SA (S)	5.750	04-07-21	285,000	328,319

Food & Staples Retailing 0.5%

Safeway, Inc.	4.750	12-01-21	105,000	107,909

Safeway, Inc.	5.000	08-15-19	730,000	761,511

Wm Wrigley Jr. Company (S)	1.400	10-21-16	260,000	262,353

Food Products 0.3%

Bunge, Ltd. Finance Corp.	8.500	06-15-19	455,000	572,520

Energy 4.3%				9,966,551

Energy Equipment & Services 0.3%

CenterPoint Energy Resources Corp.	6.125	11-01-17	266,000	305,616

Rowan Companies, Inc.	4.875	06-01-22	285,000	305,132

Oil, Gas & Consumable Fuels 4.0%

Anadarko Petroleum Corp.	8.700	03-15-19	400,000	516,950

Boardwalk Pipelines LP	5.500	02-01-17	170,000	183,279

CNOOC Finance 2013, Ltd.	3.000	05-09-23	345,000	324,489

Continental Resources, Inc.	5.000	09-15-22	645,000	699,019

DCP Midstream LLC (S)	9.750	03-15-19	375,000	482,685

DCP Midstream Operating LP	2.500	12-01-17	340,000	349,700

DCP Midstream Operating LP	3.875	03-15-23	185,000	187,217

Ecopetrol SA	5.875	09-18-23	150,000	167,438

Energy Transfer Partners LP	5.200	02-01-22	175,000	194,107

Energy Transfer Partners LP	9.700	03-15-19	340,000	445,172

Enterprise Products Operating LLC	6.500	01-31-19	895,000	1,065,743

Enterprise Products Operating LLC
(8.375% to 8-1-16, then 3 month
LIBOR + 3.708%)	8.375	08-01-66	185,000	209,050

Kerr-McGee Corp.	6.950	07-01-24	460,000	588,643

Kinder Morgan Energy Partners LP	7.750	03-15-32	115,000	149,630

Lukoil International Finance BV (S)	3.416	04-24-18	590,000	579,085

Northwest Pipeline LLC	6.050	06-15-18	570,000	656,362

ONEOK Partners LP	3.200	09-15-18	280,000	293,492

Petrobras International Finance Company	5.375	01-27-21	325,000	337,131

Petrohawk Energy Corp.	6.250	06-01-19	330,000	357,060

Petroleos Mexicanos	4.875	01-24-22	225,000	241,875

Plains Exploration &
Production Company	6.750	02-01-22	555,000	622,988

Plains Exploration &
Production Company	6.875	02-15-23	190,000	215,888

TransCanada Pipelines, Ltd. (6.350%
to 5-15-17, then 3 month LIBOR +
2.210%)	6.350	05-15-67	470,000	488,800

14	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Financials 19.9%				$46,110,486

Banks 6.8%

Bank of America Corp.	3.300	01-11-23	$225,000	221,295

Bank of America Corp.	5.000	05-13-21	560,000	624,015

Bank of America Corp.	5.700	01-24-22	310,000	359,334

Bank of America Corp.	6.875	04-25-18	510,000	603,493

Bank of America NA	5.300	03-15-17	125,000	137,721

Barclays Bank PLC (S)	6.050	12-04-17	600,000	680,101

Barclays Bank PLC (S)	10.179	06-12-21	450,000	618,982

BPCE SA	1.625	02-10-17	645,000	651,740

BPCE SA (S)	5.700	10-22-23	500,000	540,654

Citigroup, Inc.	3.875	10-25-23	145,000	147,302

Citigroup, Inc.	5.500	09-13-25	315,000	347,783

Citigroup, Inc.	6.125	08-25-36	470,000	536,016

Fifth Third Bank	2.375	04-25-19	815,000	827,111

HBOS PLC (S)	6.000	11-01-33	105,000	114,315

HBOS PLC (S)	6.750	05-21-18	640,000	738,402

ICICI Bank, Ltd. (S)	4.700	02-21-18	320,000	340,723

ICICI Bank, Ltd. (S)	5.750	11-16-20	305,000	336,553

JPMorgan Chase & Company	4.625	05-10-21	745,000	823,426

JPMorgan Chase & Company (6.750%
to 2-1-24, then 3 month LIBOR
+ 3.780%) (Q)	6.750	02-01-24	640,000	691,200

Manufacturers & Traders Trust Company
(5.585% to 12-28-15, then 1 month
LIBOR + 1.215%)	5.585	12-28-20	185,000	193,528

Manufacturers & Traders Trust Company
(5.629% to 12-1-16, then 3 month
LIBOR + 6.400%)	5.629	12-01-21	120,000	124,976

Mizuho Financial Group Cayman 3,
Ltd. (S)	4.600	03-27-24	345,000	356,177

Nordea Bank AB (S)	3.125	03-20-17	540,000	569,153

PNC Financial Services Group,
Inc. (L)(P)(Q)	4.447	07-11-14	195,000	195,390

PNC Financial Services Group, Inc.
(4.850% to 6-1-23, then 3 month
LIBOR + 3.040%) (L)(Q)	4.850	06-01-23	270,000	259,200

Royal Bank of Scotland Group PLC	6.400	10-21-19	550,000	645,574

Santander Holdings USA, Inc.	3.450	08-27-18	285,000	300,623

Sumitomo Mitsui Banking Corp.	2.450	01-10-19	480,000	489,468

SunTrust Banks, Inc.	3.500	01-20-17	245,000	259,625

SunTrust Banks, Inc.	7.250	03-15-18	280,000	331,360

Swedbank AB (S)	2.125	09-29-17	370,000	377,147

Union Bank NA	2.625	09-26-18	650,000	668,550

Wachovia Bank NA	5.850	02-01-37	235,000	290,356

Wells Fargo & Company (5.900%
to 6-15-24, then 3 month LIBOR
+ 3.110%) (Q)	5.900	06-15-24	530,000	557,163

Wells Fargo & Company, Series K
(7.980% to 3-15-18, then 3 month
LIBOR + 3.770%) (Q)	7.980	03-15-18	635,000	723,106

See notes to financial statements	Annual report | Investment Grade Bond Fund	15

		Maturity
	Rate (%)	date	Par value	Value
Capital Markets 3.1%

Fifth Street Finance Corp.	4.875	03-01-19	$335,000	$349,011

Jefferies Group LLC	6.875	04-15-21	715,000	836,550

Jefferies Group LLC	8.500	07-15-19	205,000	255,420

Macquarie Bank, Ltd. (S)	6.625	04-07-21	305,000	351,438

Macquarie Group, Ltd. (S)	6.000	01-14-20	225,000	254,783

Morgan Stanley	4.100	05-22-23	505,000	507,889

Morgan Stanley	5.500	01-26-20	395,000	450,557

Morgan Stanley	5.550	04-27-17	230,000	256,478

Morgan Stanley	5.750	01-25-21	675,000	780,580

Morgan Stanley	7.300	05-13-19	785,000	958,759

The Goldman Sachs Group, Inc.	5.250	07-27-21	965,000	1,083,688

The Goldman Sachs Group, Inc.	5.750	01-24-22	80,000	92,474

The Goldman Sachs Group, Inc.	6.250	09-01-17	480,000	548,490

UBS AG	7.625	08-17-22	360,000	431,953

Consumer Finance 0.7%

Capital One Financial Corp.	4.750	07-15-21	405,000	451,097

Discover Bank	7.000	04-15-20	280,000	337,312

Discover Bank	8.700	11-18-19	417,000	530,514

Discover Financial Services	5.200	04-27-22	375,000	415,010

Diversified Financial Services 3.5%

BNP Paribas SA	2.375	09-14-17	635,000	652,172

Citigroup, Inc.	4.500	01-14-22	465,000	503,795

Doric Nimrod Air Alpha 2013-1 Pass
Through Trust (S)	5.250	05-30-23	305,268	319,769

Doric Nimrod Air Alpha 2013-1 Pass
Through Trust (S)	6.125	11-30-19	250,000	261,875

Doric Nimrod Air Finance Alpha, Ltd.
2012-1 Class A Pass Through (S)	5.125	11-30-22	187,719	191,382

General Electric Capital Corp. (P)	0.704	08-15-36	360,000	299,048

General Electric Capital Corp.	4.375	09-16-20	220,000	242,242

General Electric Capital Corp.	5.550	05-04-20	680,000	793,849

General Electric Capital Corp. (7.125%
until 6-15-22, then 3 month LIBOR +
5.296%) (Q)	7.125	06-15-22	500,000	590,000

ING Bank NV (S)	5.800	09-25-23	205,000	228,983

JPMorgan Chase & Company (7.900%
to 4-30-18, then 3 month LIBOR +
3.470%) (Q)	7.900	04-30-18	390,000	439,725

Leucadia National Corp.	5.500	10-18-23	505,000	538,736

Rabobank Nederland NV	3.875	02-08-22	745,000	789,740

Rabobank Nederland NV (11.000%
to 6-30-19, then 3 month LIBOR +
10.868%) (Q)(S)	11.000	06-30-19	904,000	1,212,535

The Bear Stearns Companies LLC	7.250	02-01-18	435,000	519,430

USB Realty Corp. (P)(Q)(S)	1.475	01-15-17	300,000	276,000

Voya Financial, Inc.	5.500	07-15-22	170,000	194,821

16	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Insurance 2.9%

American International Group, Inc.	4.125	02-15-24	$225,000	$236,409

American International Group, Inc.
(8.175% to 5-15-38, then 3 month
LIBOR + 4.195%)	8.175	05-15-58	520,000	703,300

AXA SA	8.600	12-15-30	280,000	375,302

AXA SA (6.379% to 12-14-36, then
3 month LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	185,000	200,494

CNA Financial Corp.	7.250	11-15-23	420,000	528,267

Genworth Holdings, Inc.	7.625	09-24-21	340,000	426,621

Liberty Mutual Group, Inc. (S)	5.000	06-01-21	535,000	592,315

Lincoln National Corp. (6.050%
to 4-20-17, then 3 month LIBOR
+ 2.040%)	6.050	04-20-67	320,000	324,800

Lincoln National Corp. (7.000%
to 5-17-16, then 3 month LIBOR
+ 2.358%)	7.000	05-17-66	110,000	114,400

MetLife, Inc.	6.400	12-15-36	270,000	301,199

Nippon Life Insurance Company (P)(S)	5.000	10-18-42	255,000	273,488

Pacific LifeCorp. (S)	6.000	02-10-20	250,000	287,235

Prudential Financial, Inc. (P)	5.200	03-15-44	90,000	90,675

Prudential Financial, Inc. (5.875%
to 9-1-22, then 3 month LIBOR
+ 4.175%)	5.875	09-15-42	505,000	539,088

Teachers Insurance & Annuity
Association of America (S)	6.850	12-16-39	380,000	513,015

The Hanover Insurance Group, Inc.	6.375	06-15-21	95,000	110,138

The Hartford Financial Services
Group, Inc.	5.375	03-15-17	360,000	399,659

Unum Group	5.625	09-15-20	145,000	167,632

Unum Group	7.125	09-30-16	275,000	313,603

WR Berkley Corp.	5.375	09-15-20	230,000	257,291

Real Estate Investment Trusts 2.9%

ARC Properties Operating Partnership
LP (S)	2.000	02-06-17	545,000	548,598

ARC Properties Operating Partnership
LP (S)	4.600	02-06-24	485,000	499,078

BioMed Realty LP	2.625	05-01-19	320,000	321,967

BioMed Realty LP	6.125	04-15-20	80,000	92,793

DDR Corp.	7.875	09-01-20	95,000	120,935

Goodman Funding Pty, Ltd. (S)	6.375	04-15-21	510,000	592,901

HCP, Inc.	5.375	02-01-21	200,000	228,467

Health Care REIT, Inc.	4.125	04-01-19	340,000	367,250

Health Care REIT, Inc.	4.950	01-15-21	155,000	171,601

Health Care REIT, Inc.	6.125	04-15-20	665,000	777,946

Healthcare Realty Trust, Inc.	6.500	01-17-17	345,000	388,990

Highwoods Realty LP	5.850	03-15-17	570,000	635,185

Host Hotels & Resorts LP	5.875	06-15-19	371,000	400,672

Omega Healthcare Investors, Inc. (S)	4.950	04-01-24	270,000	271,574

Prologis International Funding II (S)	4.875	02-15-20	150,000	161,932

Ventas Realty LP	4.000	04-30-19	275,000	295,923

See notes to financial statements	Annual report | Investment Grade Bond Fund	17

		Maturity
	Rate (%)	date	Par value	Value
Real Estate Investment Trusts (continued)

Ventas Realty LP	4.750	06-01-21	$535,000	$590,296

WEA Finance LLC (S)	6.750	09-02-19	215,000	261,780

Health Care 1.4%				3,114,624

Health Care Providers & Services 0.9%

Aetna, Inc.	1.500	11-15-17	711,000	714,363

Express Scripts Holding Company	2.650	02-15-17	355,000	368,659

Medco Health Solutions, Inc.	7.125	03-15-18	290,000	344,675

Quest Diagnostics, Inc.	2.700	04-01-19	335,000	338,798

Quest Diagnostics, Inc.	4.250	04-01-24	285,000	292,366

Pharmaceuticals 0.5%

Mylan, Inc.	1.350	11-29-16	530,000	532,666

Mylan, Inc. (S)	7.875	07-15-20	470,000	523,097

Industrials 3.4%				7,920,185

Aerospace & Defense 0.6%

Embraer Overseas, Ltd. (S)	5.696	09-16-23	380,000	408,500

L-3 Communications Corp.	3.950	05-28-24	330,000	334,814

Textron, Inc.	5.600	12-01-17	340,000	382,726

Textron, Inc.	7.250	10-01-19	215,000	262,385

Airlines 1.5%

American Airlines 2013-2 Class A
Pass Through Trust (S)	4.950	01-15-23	291,120	314,046

British Airways PLC 2013-1 Class A
Pass Through Trust (S)	4.625	06-20-24	534,936	559,008

British Airways PLC 2013-1 Class B
Pass Through Trust (S)	5.625	06-20-20	215,000	227,900

Continental Airlines 1997-4 Class A
Pass Through Trust	6.900	01-02-18	210,963	228,368

Continental Airlines 1998-1 Class A
Pass Through Trust	6.648	09-15-17	56,351	61,000

Continental Airlines 1999-1 Class A
Pass Through Trust	6.545	02-02-19	113,173	126,754

Continental Airlines 2007-1 Class A
Pass Through Trust	5.983	04-19-22	324,458	369,883

Continental Airlines 2010-1 Class A
Pass Through Trust	4.750	01-12-21	90,353	97,581

Delta Air Lines 2007-1 Class A
Pass Through Trust	6.821	08-10-22	481,448	571,733

Delta Air Lines 2010-1 Class A
Pass Through Trust	6.200	07-02-18	113,730	127,378

Delta Air Lines 2011-1 Class A
Pass Through Trust	5.300	04-15-19	194,880	215,342

Northwest Airlines 2007-1 Class A
Pass Through Trust	7.027	11-01-19	221,333	253,426

UAL 2009-2 Class A Pass Through Trust	9.750	01-15-17	174,283	199,989

US Airways 2012-1 Class A
Pass Through Trust	5.900	10-01-24	125,158	140,803

Industrial Conglomerates 0.2%

Odebrecht Finance, Ltd. (S)	7.125	06-26-42	200,000	216,000

Odebrecht Finance, Ltd. (Q)(S)	7.500	09-14-15	120,000	124,800

18	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Road & Rail 0.5%

Penske Truck Leasing Company LP (S)	2.875	07-17-18	$345,000	$354,546

Penske Truck Leasing Company LP (S)	3.750	05-11-17	355,000	378,324

Ryder System, Inc.	3.500	06-01-17	500,000	530,421

Trading Companies & Distributors 0.6%

Air Lease Corp.	3.375	01-15-19	340,000	348,500

Air Lease Corp.	3.875	04-01-21	165,000	167,888

Air Lease Corp.	4.750	03-01-20	170,000	182,963

Air Lease Corp.	5.625	04-01-17	145,000	159,500

Glencore Funding LLC (S)	4.125	05-30-23	325,000	320,957

International Lease Finance Corp. (S)	7.125	09-01-18	220,000	254,650

Information Technology 0.7%				1,519,155

IT Services 0.3%

Fiserv, Inc.	4.625	10-01-20	635,000	684,950

Office Electronics 0.2%

Xerox Corp.	5.625	12-15-19	280,000	323,229

Technology Hardware, Storage & Peripherals 0.2%

Hewlett-Packard Company	3.750	12-01-20	490,000	510,976

Materials 1.2%				2,801,629

Chemicals 0.6%

Braskem Finance, Ltd. (S)	7.000	05-07-20	455,000	510,738

CF Industries, Inc.	7.125	05-01-20	320,000	391,187

Incitec Pivot Finance LLC (S)	6.000	12-10-19	215,000	242,339

Methanex Corp.	5.250	03-01-22	280,000	307,520

Metals & Mining 0.5%

Gerdau Trade, Inc. (S)	4.750	04-15-23	200,000	196,500

MMC Norilsk Nickel OJSC (S)	5.550	10-28-20	210,000	211,313

Xstrata Finance Canada, Ltd. (S)	3.600	01-15-17	540,000	566,035

Xstrata Finance Canada, Ltd. (S)	4.250	10-25-22	170,000	171,097

Paper & Forest Products 0.1%

International Paper Company	9.375	05-15-19	155,000	204,900

Telecommunication Services 2.7%				6,287,689

Diversified Telecommunication Services 2.3%

American Tower Corp.	3.400	02-15-19	185,000	193,009

American Tower Corp.	4.700	03-15-22	320,000	339,597

BellSouth Telecommunications, Inc.	6.300	12-15-15	122,284	125,718

Crown Castle Towers LLC (S)	4.883	08-15-20	940,000	1,044,543

Crown Castle Towers LLC (S)	6.113	01-15-20	420,000	487,030

GTP Acquisition Partners I LLC (S)	2.364	05-15-18	460,000	453,207

Qwest Corp.	6.750	12-01-21	595,000	682,467

Telecom Italia Capital SA	6.999	06-04-18	285,000	328,463

Telecom Italia Capital SA	7.200	07-18-36	220,000	239,800

Telefonica Emisiones SAU	6.421	06-20-16	575,000	635,764

Verizon Communications, Inc.	3.450	03-15-21	345,000	357,283

Verizon Communications, Inc.	6.550	09-15-43	365,000	462,531

See notes to financial statements	Annual report | Investment Grade Bond Fund	19

		Maturity
	Rate (%)	date	Par value	Value
Wireless Telecommunication Services 0.4%

SBA Tower Trust (S)	2.933	12-15-17	$320,000	$326,828

SBA Tower Trust (S)	3.598	04-15-18	310,000	310,691

SBA Tower Trust (S)	5.101	04-17-17	280,000	300,758

Utilities 1.4%				3,258,484

Electric Utilities 0.8%

Beaver Valley II Funding Corp.	9.000	06-01-17	147,000	155,608

Commonwealth Edison Company	2.150	01-15-19	245,000	247,378

Electricite de France SA (5.250% to
1-29-23, then 10 Year Swap Rate
+ 3.709%) (Q)(S)	5.250	01-29-23	395,000	406,060

FPL Energy National Wind LLC (S)	5.608	03-10-24	49,853	49,271

NextEra Energy Capital Holdings, Inc.
(6.650% to 6-15-17, then 3 month
LIBOR + 2.125%)	6.650	06-15-67	145,000	146,160

Oncor Electric Delivery Company LLC	5.000	09-30-17	300,000	335,705

PNPP II Funding Corp.	9.120	05-30-16	40,000	41,745

Southern California Edison Company
(6.250% to 2-1-22, then 3 month
LIBOR + 4.199%) (Q)	6.250	02-01-22	260,000	280,150

W3A Funding Corp.	8.090	01-02-17	131,249	131,341

Independent Power and Renewable Electricity Producers 0.1%

Constellation Energy Group, Inc.	5.150	12-01-20	265,000	299,735

Multi-Utilities 0.5%

Integrys Energy Group, Inc. (6.110%
to 12-1-16, then 3 month
LIBOR + 2.120%)	6.110	12-01-66	555,000	559,856

Wisconsin Energy Corp. (6.250%
to 5-15-17, then 3 month
LIBOR + 2.113%)	6.250	05-15-67	585,000	605,475

Collateralized Mortgage Obligations 11.5%				$26,687,467

(Cost $25,314,654)

Commercial & Residential 8.9%				20,647,475

Adjustable Rate Mortgage Trust
Series 2005-4, Class 7A12 (P)	0.730	08-25-35	208,068	196,873

Americold 2010 LLC Trust
Series 2010-ARTA, Class D (S)	7.443	01-14-29	470,000	542,203

Banc of America Commercial Mortgage
Securities Trust
Series 2013-DSNY, Class E (P)(S)	2.752	09-15-26	265,000	265,827

Bear Stearns Alt-A Trust
Series 2004-12, Class 1A1 (P)	0.850	01-25-35	650,646	632,034
Series 2005-7, Class 11A1 (P)	0.690	08-25-35	605,960	550,462

Bear Stearns Asset Backed
Securities Trust
Series 2004-AC5, Class A1 (P)	5.750	10-25-34	301,431	309,434

Citigroup/Deutsche Bank Commercial
Mortgage Trust
Series 2005-CD1, Class C (P)	5.228	07-15-44	265,000	275,342

20	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Commercial & Residential (continued)

Commercial Mortgage Pass Through Certificates
Series 2006-GG7, Class AM (P)	5.820	07-10-38	$530,000	$575,899
Series 2010-C1, Class D (P)(S)	5.908	07-10-46	380,000	417,218
Series 2012-CR2, Class XA IO	1.928	08-15-45	2,785,949	299,523
Series 2012-CR5, Class XA IO	1.916	12-10-45	4,012,798	408,358
Series 2012-LC4, Class B (P)	4.934	12-10-44	290,000	318,288
Series 2012-LC4, Class C (P)	5.647	12-10-44	555,000	621,017
Series 2013-300P, Class D (P)(S)	4.394	08-10-30	510,000	518,241
Series 2013-CR11, Class B (P)	5.165	10-10-46	440,000	489,518
Series 2013-CR13, Class C (P)	4.757	10-10-46	335,000	350,508
Series 2013-LC13, Class B (P)(S)	5.009	08-10-46	410,000	449,578
Series 2014-CR15, Class XA IO	1.364	02-10-47	4,604,007	353,008
Series 2014-CR16, Class C (P)	4.906	04-10-47	435,000	457,560
Series 2014-TWC, Class D (P)(S)	2.402	02-13-32	345,000	345,137

Extended Stay America Trust
Series 2013-ESFL, Class DFL (P)(S)	3.291	12-05-31	435,000	437,591

GS Mortgage Securities Corp. II
Series 2013-KYO, Class D (P)(S)	2.751	11-08-29	480,000	488,708

HarborView Mortgage Loan Trust
Series 2005-2, Class X IO	2.227	05-19-35	5,812,292	394,249
Series 2005-8, Class 1X IO	2.170	09-19-35	1,413,740	80,576
Series 2005-11, Class X IO	2.422	08-19-45	1,408,793	78,960

Hilton USA Trust
Series 2013-HLT, Class DFX (S)	4.407	11-05-30	295,000	305,135

IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.029	10-25-36	3,802,939	302,793
Series 2005-AR18, Class 2X IO	1.666	10-25-36	4,834,215	180,357

JPMBB Commercial Mortgage
Securities Trust
Series 2014-C19, Class C (P)	4.835	04-15-47	520,000	534,848

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-LD12, Class AM (P)	6.006	02-15-51	765,000	853,010
Series 2007-LDPX, Class AM (P)	5.464	01-15-49	825,000	877,428
Series 2012-HSBC,Class XA IO (S)	1.431	07-05-32	2,845,000	286,235
Series 2012-PHH, Class D (P)(S)	3.419	10-15-25	225,000	225,959
Series 2013-JWRZ, Class D (P)(S)	3.141	04-15-30	385,000	385,934
Series 2014-FBLU, Class C (P)(S)	2.152	12-15-28	780,000	784,575
Series 2014-FBLU, Class D (P)(S)	2.752	12-15-28	560,000	561,184

LB–UBS Commercial Mortgage Trust
Series 2006-C6, Class AM	5.413	09-15-39	360,000	392,872

Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2013-C7, Class C (P)	4.187	02-15-46	297,000	299,904

MortgageIT Trust
Series 2005-2, Class 1A2 (P)	0.480	05-25-35	386,842	369,481

Motel 6 Trust
Series 2012-MTL6, Class D (S)	3.781	10-05-25	810,000	820,261

Springleaf Mortgage Loan Trust
Series 2012-3A, Class M1 (P)(S)	2.660	12-25-59	220,000	218,943

Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A (P)	1.573	03-25-44	380,412	376,638

UBS Commercial Mortgage Trust
Series 2012-C1, Class B	4.822	05-10-45	320,000	347,303
Series 2012-C1, Class C (P)(S)	5.535	05-10-45	215,000	238,292

See notes to financial statements	Annual report | Investment Grade Bond Fund	21

		Maturity
	Rate (%)	date	Par value	Value
Commercial & Residential (continued)

UBS-Barclays Commercial
Mortgage Trust
Series 2012-C2, Class XA IO (S)	1.780	05-10-63	$3,831,647	$330,123

VNDO Mortgage Trust
Series 2013-PENN, Class D (P)(S)	3.947	12-13-29	477,000	485,256

Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P)(S)	2.710	03-18-28	760,000	740,333

WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.238	11-15-45	4,215,324	510,741
Series 2013-C15, Class B (P)	4.485	08-15-46	130,000	137,888
Series 2013-C16, Class B (P)	4.985	09-15-46	205,000	225,870

U.S. Government Agency 2.6%				6,039,992

Federal Home Loan Mortgage Corp.
Series 288, Class IO	3.000	10-15-27	2,645,457	332,837
Series 290, Class IO	3.500	11-15-32	2,804,288	565,164
Series 3794, Class PI IO	4.500	02-15-38	386,046	41,541
Series 3830, Class NI IO	4.500	01-15-36	2,259,121	241,959
Series 3833, Class LI IO	1.890	10-15-40	1,977,881	117,941
Series 4030, Class BI IO	5.000	01-15-42	464,659	77,179
Series 4136, Class IH IO	3.500	09-15-27	2,111,445	264,201
Series K017, Class X1 IO	1.441	12-25-21	2,210,513	189,087
Series K018, Class X1 IO	1.451	01-25-22	2,843,783	245,515
Series K021, Class X1 IO	1.510	06-25-22	671,529	64,859
Series K022, Class X1 IO	1.303	07-25-22	5,266,779	439,997
Series K707, Class X1 IO	1.554	12-25-18	1,942,751	119,672
Series K709, Class X1 IO	1.541	03-25-19	2,613,271	166,640
Series K710, Class X1 IO	1.781	05-25-19	2,009,295	151,069
Series K711, Class X1 IO	1.709	07-25-19	7,119,164	523,187

Federal National Mortgage Association
Series 2009-50, Class GI IO	5.000	05-25-39	344,366	48,559
Series 2009-78, Class IB IO	5.000	06-25-39	446,945	56,266
Series 2010-3, Class LI IO	5.000	02-25-25	1,932,874	143,976
Series 2010-68, Class CI IO	5.000	11-25-38	473,623	$61,546
Series 2012-118, Class IB IO	3.500	11-25-42	1,158,138	236,129
Series 2012-137, Class QI IO	3.000	12-25-27	2,360,085	326,947
Series 2012-137, Class WI IO	3.500	12-25-32	1,690,549	313,330
Series 402, Class 3 IO	4.000	11-25-39	268,515	54,167
Series 402, Class 4 IO	4.000	10-25-39	417,367	76,235
Series 402, Class 7 IO	4.500	11-25-39	414,478	79,161
Series 407, Class 7 IO	5.000	03-25-41	362,862	74,395
Series 407, Class 8 IO	5.000	03-25-41	180,539	38,345
Series 407, Class 15 IO	5.000	01-25-40	431,087	85,927
Series 407, Class 21 IO	5.000	01-25-39	216,376	33,901
Series 407, Class C6 IO	5.500	01-25-40	907,788	194,773

Government National Mortgage Association
Series 2012-114, Class IO	1.034	01-16-53	1,609,292	143,996
Series 2013-42, Class IO	3.500	03-20-43	850,321	130,948
Series 2013-42, Class YI IO	3.500	03-20-43	2,617,102	400,543

22	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Asset Backed Securities 3.6%				$8,373,566

(Cost $8,093,112)

Asset Backed Securities 3.6%				8,373,566

Aegis Asset Backed Securities Trust
Series 2004-3, Class A1 (P)	0.870	09-25-34	$210,915	206,480

Ameriquest Mortgage Securities, Inc.
Series 2005-R3, Class M2 (P)	0.620	05-25-35	405,000	370,995

Argent Securities, Inc.
Series 2004-W6, Class M1 (P)	0.700	05-25-34	237,910	231,374

Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (P)(S)	0.390	07-25-36	531,379	491,573

CKE Restaurant Holdings, Inc.
Series 2013-1A, Class A2 (S)	4.474	03-20-43	728,900	749,783

Credit-Based Asset Servicing and Securitization LLC
Series 2005-CB2, Class M1 (P)	0.810	04-25-36	307,006	301,636
Series 2005-CB4, Class M1 (P)	0.572	07-25-35	200,000	191,971

CSMC Trust
Series 2006-CF2, Class M1 (P)(S)	0.620	05-25-36	580,000	558,067

Dominos Pizza Master Issuer LLC
Series 2012-1A, Class A2 (S)	5.216	01-25-42	864,794	934,391

Encore Credit Receivables Trust
Series 2005-2, Class M2 (P)	0.840	11-25-35	485,000	450,459

Ford Credit Auto Owner Trust
Series 2014-1, Class B (S)	2.410	11-15-25	380,000	383,296

Fremont Home Loan Trust
Series 2005-1, Class M3 (P)	0.915	06-25-35	162,829	160,584

GSAA Trust
Series 2005-10, Class M3 (P)	0.700	06-25-35	605,000	573,318

Home Equity Asset Trust
Series 2005-6, Class M1 (P)	0.620	12-25-35	265,000	261,252

Merrill Lynch Mortgage Investors, Inc.
Series 2005-WMC1, Class M1 (P)	0.900	09-25-35	152,899	143,344

New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	0.825	03-25-35	625,000	588,668

Renaissance Home Equity Loan Trust
Series 2005-2, Class AF4 (P)	4.934	08-25-35	420,000	407,224

Sonic Capital LLC
Series 2011-1A, Class A2 (S)	5.438	05-20-41	315,989	339,959

Soundview Home Loan Trust
Series 2005-CTX1, Class M2 (P)	0.592	11-25-35	315,000	287,560

TAL Advantage LLC
Series 2014-1A, Class A (Q)(S)	3.510	02-22-39	268,125	272,842

Westgate Resorts LLC
Series 2012-3A, Class A (S)	2.500	03-20-25	226,730	227,864
Series 2012-3A, Class B (S)	4.500	03-20-25	68,292	69,573
Series 2013-1A, Class B (S)	3.750	08-20-25	169,956	171,353

See notes to financial statements	Annual report | Investment Grade Bond Fund	23

		Maturity
	Rate (%)	date	Par value	Value
Capital Preferred Securities 1.0%				$2,309,151

(Cost $2,125,477)

Financials 1.0%				2,309,151

Banks 0.1%

Allfirst Preferred Capital Trust (P)	1.727	07-15-29	$205,000	183,475

PNC Financial Services Group, Inc. (6.750% to
8-1-21, then 3 month LIBOR + 3.678%) (Q)	6.750	08-01-21	135,000	148,838

Capital Markets 0.3%

State Street Capital Trust IV (P)	1.233	06-15-37	695,000	580,325

Insurance 0.6%

MetLife Capital Trust IV (7.875% to 12-15-32,
then 3 month LIBOR + 3.960%) (S)	7.875	12-15-37	95,000	116,850

MetLife Capital Trust X (9.250% to 4-8-38,
then 3 month LIBOR + 5.540%) (S)	9.250	04-08-68	250,000	342,500

ZFS Finance USA Trust II (6.450% to 6-15-16
then 3 month LIBOR + 2.000%) (S)	6.450	12-15-65	675,000	729,000

ZFS Finance USA Trust V (6.500% to 5-9-17,
then 3 month LIBOR + 2.285%) (S)	6.500	05-09-37	195,000	208,163

			Shares	Value
Preferred Securities 0.4%				$792,719

(Cost $710,944)

Financials 0.2%				480,301

Banks 0.2%

PNC Financial Services Group, Inc. (6.125% to
5-1-22, then 3 month LIBOR + 4.067%)			10,135	274,557

Wells Fargo & Company, Series L, 7.500%			167	205,744

Industrials 0.2%				312,418

Aerospace & Defense 0.2%

United Technologies Corp., 7.500%			4,748	312,418

			Notional	Value
Purchased Options 0.0%				$28,125

(Cost $231,444)

Put Options 0.0%				28,125

Exchange Traded on 10 Year U.S. Treasury
Note Futures Option (Expiration Date:
8-22-14; Strike Price: $117) (I)			1,800,000	28,125

		Yield (%)	Shares	Value
Securities Lending Collateral 0.1%				$207,783

(Cost $207,763)

John Hancock Collateral Investment Trust (W)		0.1191 (Y)	20,763	207,783

24	Investment Grade Bond Fund | Annual report	See notes to financial statements

	Par value	Value
Short-Term Investments 2.7%		$6,301,000

(Cost $6,301,000)

Repurchase Agreement 2.7%		6,301,000

Barclays Tri-Party Repurchase Agreement dated 5-30-14 at 0.050%
to be repurchased at $5,642,024 on 6-2-14, collateralized by
$5,832,500 U.S. Treasury Notes, 0.750% due 3-31-18 (valued at
$5,754,919, including interest)	$5,642,000	5,642,000

Repurchase Agreement with State Street Corp. dated 5-30-14 at
0.000% to be repurchased at $659,000 on 6-2-14, collateralized by $680,000 U.S. Treasury Notes, 0.625% due 11-30-17 (valued at
$672,816, including interest)	659,000	659,000

Total investments (Cost $222,418,035)† 99.5%		$230,072,085

Other assets and liabilities, net 0.5%		$1,223,935

Total net assets 100.0%		$231,296,020

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

IO Interest-Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

(L) A portion of this security is on loan as of 5-31-14.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(I) Non-income producing security.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $39,250,351 or 16.97% of the fund’s net assets as of 5-31-14.

(W) Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.

(Y) The rate shown is the annualized seven-day yield as of 5-31-14.

† At 5-31-14 the aggregate cost of investment securities for federal income tax purposes was $223,433,250. Net unrealized appreciation aggregated $6,638,835, of which $8,439,809 related to appreciated investment securities and $1,800,974 related to depreciated investment securities.

See notes to financial statements	Annual report | Investment Grade Bond Fund	25

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-14

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $222,210,272) including
($202,697) of securities loaned	$229,864,302
Investments in affiliated issuers, at value (Cost $207,763)	207,783

Total investments, at value (Cost $222,418,035)	230,072,085
Cash	30,650
Receivable for investments sold	798,972
Receivable for fund shares sold	1,688,964
Dividends and interest receivable	1,798,052
Receivable for securities lending income	61
Other receivables and prepaid expenses	46,072

Total assets	234,434,856

Liabilities

Payable for investments purchased	233,543
Payable for delayed delivery securities purchased	2,284,681
Payable for fund shares repurchased	222,698
Payable upon return of securities loaned	207,525
Distributions payable	40,628
Payable to affiliates
Accounting and legal services fees	8,359
Transfer agent fees	42,160
Distribution and service fees	25,927
Trustees’ fees	295
Other liabilities and accrued expenses	73,020

Total liabilities	3,138,836

Net assets	$231,296,020

Net assets consist of

Paid-in capital	$225,877,390
Undistributed net investment income	316,224
Accumulated net realized gain (loss) on investments and futures contracts	(2,551,644)
Net unrealized appreciation (depreciation) on investments	7,654,050

Net assets	$231,296,020

26	Investment Grade Bond Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($190,948,942 ÷ 18,006,481 shares)[1]	$10.60
Class B ($8,030,128 ÷ 757,117 shares)[1]	$10.61
Class C ($22,654,543 ÷ 2,135,945 shares)[1]	$10.61
Class I ($9,662,407 ÷ 911,050 shares)	$10.61

Maximum offering price per share

Class A (net asset value per share ÷ 96%)[2]	$11.04

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Investment Grade Bond Fund	27

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 5-31-14

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$7,594,781
Dividends	64,521
Securities lending	2,336

Total investment income	7,661,638

Expenses

Investment management fees	870,224
Distribution and service fees	780,566
Accounting and legal services fees	45,495
Transfer agent fees	305,632
Trustees’ fees	6,751
State registration fees	78,132
Printing and postage	35,137
Professional fees	57,719
Custodian fees	30,610
Registration and filing fees	28,148
Other	12,510

Total expenses	2,250,924
Less expense reductions	(12,914)

Net expenses	2,238,010

Net investment income	5,423,628

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	180,227
Investments in affiliated issuers	238
Futures contracts	(311,888)

(131,423)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	62,815
Investments in affiliated issuers	22
Futures contracts	59,415

122,252

Net realized and unrealized loss	(9,171)

Increase in net assets from operations	$5,414,457

28	Investment Grade Bond Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	5-31-14	5-31-13

Increase (decrease) in net assets

From operations
Net investment income	$5,423,628	$5,732,209
Net realized gain (loss)	(131,423)	3,478,875
Change in net unrealized appreciation (depreciation)	122,252	593,814

Increase in net assets resulting from operations	5,414,457	9,804,898

Distributions to shareholders
From net investment income
Class A	(5,635,760)	(5,841,314)
Class B	(235,819)	(317,398)
Class C	(648,658)	(942,402)
Class I	(360,939)	(504,652)
From net realized gain
Class A	(1,313,900)	(384,234)
Class B	(70,947)	(26,393)
Class C	(191,559)	(76,726)
Class I	(76,750)	(37,741)

Total distributions	(8,534,332)	(8,130,860)

From fund share transactions	(8,305,245)	37,480,291

Total increase (decrease)	(11,425,120)	39,154,329

Net assets

Beginning of year	242,721,140	203,566,811

End of year	$231,296,020	$242,721,140

Undistributed net investment income	$316,224	$130,901

See notes to financial statements	Annual report | Investment Grade Bond Fund	29

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10

Per share operating performance

Net asset value, beginning of period	$10.73	$10.62	$10.48	$10.01	$8.95
Net investment income[1]	0.27	0.28	0.34	0.39	0.51
Net realized and unrealized gain on investments	0.03[2]	0.22	0.22	0.52	1.07
Total from investment operations	0.30	0.50	0.56	0.91	1.58
Less distributions
From net investment income	(0.35)	(0.37)	(0.41)	(0.44)	(0.52)
From net realized gain	(0.08)	(0.02)	(0.01)	—	—
Total distributions	(0.43)	(0.39)	(0.42)	(0.44)	(0.52)
Net asset value, end of period	$10.60	$10.73	$10.62	$10.48	$10.01
Total return (%)[3,4]	2.89	4.80	5.45	9.29	17.99

Ratios and supplemental data

Net assets, end of period (in millions)	$191	$183	$150	$123	$121
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.96	1.00	0.97	1.08
Expenses including reductions	0.92	0.96	0.98	0.96	1.08
Expenses including reductions and credits	0.92	0.96	0.98	0.96	1.07
Net investment income	2.60	2.62	3.29	3.82	5.22
Portfolio turnover (%)	73	70	85	105	87

1 Based on average daily shares outstanding.
2 The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.

30	Investment Grade Bond Fund | Annual report	See notes to financial statements

CLASS B SHARES Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10

Per share operating performance

Net asset value, beginning of period	$10.73	$10.62	$10.48	$10.01	$8.95
Net investment income[1]	0.19	0.20	0.26	0.32	0.44
Net realized and unrealized gain on investments	0.04[2]	0.22	0.22	0.52	1.07
Total from investment operations	0.23	0.42	0.48	0.84	1.51
Less distributions
From net investment income	(0.27)	(0.29)	(0.33)	(0.37)	(0.45)
From net realized gain	(0.08)	(0.02)	(0.01)	—	—
Total distributions	(0.35)	(0.31)	(0.34)	(0.37)	(0.45)
Net asset value, end of period	$10.61	$10.73	$10.62	$10.48	$10.01
Total return (%)[3,4]	2.22	4.02	4.66	8.48	17.12

Ratios and supplemental data

Net assets, end of period (in millions)	$8	$12	$10	$8	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.68	1.71	1.75	1.72	1.83
Expenses including reductions	1.67	1.71	1.73	1.71	1.83
Expenses including reductions and credits	1.67	1.71	1.73	1.71	1.82
Net investment income	1.85	1.88	2.53	3.07	4.52
Portfolio turnover (%)	73	70	85	105	87

1 Based on average daily shares outstanding.
2 The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.

CLASS C SHARES Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10

Per share operating performance

Net asset value, beginning of period	$10.73	$10.62	$10.48	$10.01	$8.95
Net investment income[1]	0.19	0.20	0.27	0.31	0.43
Net realized and unrealized gain on investments	0.04[2]	0.22	0.21	0.53	1.08
Total from investment operations	0.23	0.42	0.48	0.84	1.51
Less distributions
From net investment income	(0.27)	(0.29)	(0.33)	(0.37)	(0.45)
From net realized gain	(0.08)	(0.02)	(0.01)	—	—
Total distributions	(0.35)	(0.31)	(0.34)	(0.37)	(0.45)
Net asset value, end of period	$10.61	$10.73	$10.62	$10.48	$10.01
Total return (%)[3,4]	2.22	4.02	4.67	8.48	17.13

Ratios and supplemental data

Net assets, end of period (in millions)	$23	$34	$34	$24	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	1.68	1.71	1.75	1.72	1.83
Expenses including reductions	1.67	1.71	1.73	1.71	1.83
Expenses including reductions and credits	1.67	1.71	1.73	1.71	1.82
Net investment income	1.85	1.88	2.54	3.06	4.44
Portfolio turnover (%)	73	70	85	105	87

1 Based on average daily shares outstanding.
2 The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods.

See notes to financial statements	Annual report | Investment Grade Bond Fund	31

CLASS I SHARES Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10

Per share operating performance

Net asset value, beginning of period	$10.73	$10.62	$10.48	$10.01	$8.95
Net investment income[1]	0.30	0.32	0.38	0.43	0.49
Net realized and unrealized gain on investments	0.03[2]	0.22	0.21	0.52	1.13
Total from investment operations	0.33	0.54	0.59	0.95	1.62
Less distributions
From net investment income	(0.37)	(0.41)	(0.44)	(0.48)	(0.56)
From net realized gain	(0.08)	(0.02)	(0.01)	—	—
Total distributions	(0.45)	(0.43)	(0.45)	(0.48)	(0.56)
Net asset value, end of period	$10.61	$10.73	$10.62	$10.48	$10.01
Total return (%)[3]	3.27	5.14	5.81	9.71	18.45

Ratios and supplemental data

Net assets, end of period (in millions)	$10	$14	$9	$3	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.65	0.63	0.65	0.60	0.68
Expenses including reductions and credits	0.65	0.63	0.64	0.57	0.68
Net investment income	2.87	2.93	3.62	4.18	5.03
Portfolio turnover (%)	73	70	85	105	87

1 Based on average daily shares outstanding.
2 The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.

32	Investment Grade Bond Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Investment Grade Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

Annual report | Investment Grade Bond Fund	33

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of May 31, 2014, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 5-31-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

U.S. Government &
Agency Obligations	$94,482,143	—	$94,482,143	—
Corporate Bonds	90,890,131	—	90,890,131	—
Collateralized Mortgage
Obligations	26,687,467	—	26,687,467	—
Asset Backed Securities	8,373,566	—	8,373,566	—
Capital Preferred Securities	2,309,151	—	2,309,151	—
Preferred Securities	792,719	$792,719	—	—
Purchased Options	28,125	28,125	—	—
Securities Lending Collateral	207,783	207,783	—	—
Short-Term Investments	6,301,000	—	6,301,000	—

Total Investments
in Securities	$230,072,085	$1,028,627	$229,043,458	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

34	Investment Grade Bond Fund | Annual report

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible to and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statements of assets and liabilities as Payable upon return of securities loaned.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in

Annual report | Investment Grade Bond Fund	35

any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2014 were $529. For the year ended May 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2014, the fund has a short-term capital loss carryforward of $1,386,864 available to offset future net realized capital gains. This carryforward as of May 31, 2014, does not expire. Net capital losses of $352,884 that are the result of security transactions occurring after October 31, 2013, are treated as occurring on June 1, 2014, the first day of the fund’s next taxable year.

As of May 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended May 31, 2014 and 2013 was as follows:

	MAY 31, 2014	MAY 31, 2013

Ordinary Income	$6,881,798	$8,130,860
Long-Term Capital Gain	$1,652,534	—
Total	$8,534,332	$8,130,860

36	Investment Grade Bond Fund | Annual report

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2014, the components of distributable earnings on a tax basis consisted of $356,852 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures and certain options are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable/payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Annual report | Investment Grade Bond Fund	37

During the year ended May 31, 2014, the fund used futures contracts to manage duration of the fund. During the year ended May 31, 2014, the fund held futures contracts with notional values ranging up to $4.7 million as measured at each quarter end. There were no open futures contracts as of May 31, 2014.

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the year ended May 31, 2014, the fund used purchased options to manage duration of the fund. During the year ended May 31, 2014, the fund held purchased options with market values ranging up to $28,125 as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2014 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Investments in unaffiliated	Purchased	$28,125	—
	issuers*	options

*Purchased options are included in the Fund’s investments disclosed in the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized loss included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2014:

RISK	STATEMENT OF OPERATIONS LOCATION	FUTURES CONTRACTS

Interest rate contracts	Net realized gain (loss)	($311,888)

38	Investment Grade Bond Fund | Annual report

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2014:

INVESTMENTS
	STATEMENT OF OPERATIONS	(PURCHASED	FUTURES
RISK	LOCATION	OPTIONS)	CONTRACTS	TOTAL

Interest rate	Change in unrealized	($203,319)	$59,415	($143,904)
contracts	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.400% of the first $1.5 billion of the fund’s average daily net assets and (b) 0.385% of the fund’s average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to October 1, 2013, the Advisor had contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses at 0.98%, 1.73%, 1.73% and 0.67% for Class A, Class B, Class C and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and extraordinary expenses, acquired fund fees and expenses paid indirectly and short dividend expense.

Annual report | Investment Grade Bond Fund	39

Accordingly, the expense reductions described above amounted to $10,253, $550, $1,512 and $599 for Class A, Class B, Class C and Class I, respectively, for the year ended May 31, 2014.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2014, were equivalent to a net annual effective rate of 0.39% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2014 amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

CLASS	RULE 12b-1 FEE

Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,709,234 for the year ended May 31, 2014. Of this amount, $232,343 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,465,396 was paid as sales commissions to broker-dealers and $11,495 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor. The up-front sales charge for Class A shares is 4.00%. Prior to February 3, 2014, the up-front sales charge for Class A shares was 4.5%.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2014, CDSCs received by the Distributor amounted to $4,897, $34,535, and $6,558 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that

40	Investment Grade Bond Fund | Annual report

Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost were calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2014 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$431,182	$243,895
Class B	93,157	13,270
Class C	256,227	36,515
Class I	—	11,952
Total	$780,566	$305,632

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2014 and 2013 were as follows:

	Year ended 5-31-14		Year ended 5-31-13
	Shares	Amount	Shares	Amount
Class A shares

Sold	6,234,275	$65,227,342	6,907,284	$74,831,260
Distributions reinvested	625,790	6,530,493	532,053	5,760,551
Repurchased	(5,947,446)	(62,109,932)	(4,444,290)	(48,109,083)

Net increase	912,619	$9,647,903	2,995,047	$32,482,728

Class B shares

Sold	26,386	$276,295	361,406	$3,909,840
Distributions reinvested	23,935	249,635	25,168	272,509
Repurchased	(415,446)	(4,329,128)	(246,679)	(2,669,969)

Net increase (decrease)	(365,125)	($3,803,198)	139,895	$1,512,380

Class C shares

Sold	497,469	$5,204,903	1,290,929	$13,977,535
Distributions reinvested	67,309	702,026	77,866	842,882
Repurchased	(1,562,215)	(16,309,216)	(1,452,087)	(15,722,757)

Net decrease	(997,437)	($10,402,287)	(83,292)	($902,340)

Annual report | Investment Grade Bond Fund	41

	Year ended 5-31-14		Year ended 5-31-13
	Shares	Amount	Shares	Amount
Class I shares

Sold	366,342	$3,835,135	1,507,877	$16,334,380
Distributions reinvested	33,381	348,341	42,820	463,876
Repurchased	(760,140)	(7,931,139)	(1,146,143)	(12,410,733)

Net increase (decrease)	(360,417)	($3,747,663)	404,554	$4,387,523

Total net increase (decrease)	(810,360)	($8,305,245)	3,456,204	$37,480,291

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $92,978,082 and $81,210,551, respectively, for the year ended May 31, 2014. Purchases and sales of U.S. Treasury obligations aggregated $63,004,158 and $87,174,372, respectively, for the year ended May 31, 2014.

42	Investment Grade Bond Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of
John Hancock Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investment Grade Bond Fund (the “Fund”) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 18, 2014

Annual report | Investment Grade Bond Fund	43

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $1,652,534 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

44	Investment Grade Bond Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Annual report | Investment Grade Bond Fund	45

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2012	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

46	Investment Grade Bond Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2009	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Andrew G. Arnott, Born: 1971		2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

Annual report | Investment Grade Bond Fund	47

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

48	Investment Grade Bond Fund | Annual report

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Andrew G. Arnott
President	Legal counsel
K&L Gates LLP
John J. Danello#
Senior Vice President, Secretary,	Independent registered
and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 5-29-14

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

Annual report | Investment Grade Bond Fund	49

800-225-5291
800-231-5469 TDD
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	55A 5/14
MF188825	7/14

John Hancock
Government Income Fund

Annual report 5/31/14

John Hancock
INVESTMENTS

A look at performance

Total returns for the period ended May 31, 2014

							SEC 30-day	SEC 30-day
	Average annual total returns (%)			Cumulative total returns (%)			yield (%)	yield (%)
	with maximum sales charge			with maximum sales charge			subsidized	unsubsidized[1]

							as of	as of
	1-year	5-year	10-year	1-year	5-year	10-year	5-31-14	5-31-14

Class A	–2.48	3.29	3.88	–2.48	17.59	46.29	1.84	1.79

Class B	–4.13	3.00	3.67	–4.13	15.91	43.45	1.22	1.12

Class C	–0.17	3.35	3.51	–0.17	17.94	41.20	1.22	1.12

Index†	1.09	3.46	4.49	1.09	18.54	55.10	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and/or expense limitations are contractual at least until 9-30-14 for Class A, Class B and Class C shares. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C
Net (%)	0.98	1.81	1.81
Gross (%)	1.12	1.87	1.87

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Barclays U.S. Government Bond Index.

See the following page for footnotes.

6	Government Income Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class B2	5-31-04	$14,345	$14,345	$15,510

Class C2	5-31-04	14,120	14,120	15,510

The values shown in the chart for “Class A shares with maximum sales charge” have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04.

Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.

2 The contingent deferred sales charge is not applicable.

Annual report | Government Income Fund	7

Management’s discussion of
Fund performance

John Hancock Asset Management,
a division of Manulife Asset Management (US) LLC

The U.S. government bond market delivered a positive return during the 12 months ended May 31, 2014. The reporting period opened with the financial markets in the midst of their adjustment to the idea that the U.S. Federal Reserve Board (Fed) would soon begin tapering its quantitative easing policy. Bond yields rose through the end of 2013, but U.S. Treasuries subsequently rallied due to the combination of slower economic growth and investors’ growing comfort with the Fed’s gradualist approach to tightening policy. As a result, both the bond market and the fund finished the annual period in positive territory.

For the 12 months ended May 31, 2014, John Hancock Government Income Fund’s Class A shares returned 1.61%, excluding sales charges, outperforming the 1.09% return of its benchmark, the Barclays U.S. Government Bond Index. Fund performance was helped by our decision to overweight mortgage-backed securities, where we saw stronger total return potential relative to U.S. Treasuries. Within the mortgage-backed segment of the fund, we favored agency mortgage-backed securities (i.e., those that are insured by federal agencies such as Fannie Mae or Freddie Mac) over non-agency notes. We maintained a substantial underweight in U.S. Treasuries, which also was a positive given that Treasuries underperformed. In addition, we kept the fund’s duration below that of the benchmark. (Duration is a measure of interest-rate sensitivity expressed in years). Given that yields rose during the course of the year, this aspect of our positioning was a helpful performance.

The only meaningful detractor from returns was the fund’s positioning along the yield curve. It held too much exposure to bonds with maturities in the 10–20 year range in its portfolio of mortgage-backed securities, but this represented only a modest headwind.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

8	Government Income Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2013, with the same investment held until May 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 12-1-2013	on 5-31-2014	ended 5-31-2014[1]	expense ratio

Class A	$1,000.00	$1,021.80	$4.94	0.98%

Class B	1,000.00	1,017.90	8.80	1.75%

Class C	1,000.00	1,017.90	8.80	1.75%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Government Income Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2013, with the same investment held until May 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 12-1-2013	on 5-31-2014	ended 5-31-2014[1]	expense ratio

Class A	$1,000.00	$1,020.00	$4.94	0.98%

Class B	1,000.00	1,016.20	8.80	1.75%

Class C	1,000.00	1,016.20	8.80	1.75%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Government Income Fund | Annual report

Portfolio summary

Portfolio Composition[1]

U.S. Government Agency	67.0%	Asset Backed Securities	2.2%

U.S. Government	18.0%	Corporate Bonds	0.5%

Collateralized Mortgage Obligations	10.4%	Short-Term Investments & Other	1.9%

Quality Composition[1,2]

U.S. Government	18.0%	A	2.4%

U.S. Government Agency	67.0%	BBB	2.0%

U.S. Government Agency Collateralized		BB	1.3%
Mortgage Obligations	5.0%
		B	0.4%
AAA	0.3%
		CCC	1.0%
AA	0.7%
		Short-Term Investments & Other	1.9%

1 As a percentage of net assets on 5-31-14.

2 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-14 and do not reflect subsequent downgrades or upgrades, if any.

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Foreign investing has additional risks, such as currency and market volatility, and political and social instability. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Fund distributions generally depend on income from underlying investments, and may vary or cease altogether in the future. Please see the fund’s prospectus for additional risks.

Annual report | Government Income Fund	11

Fund’s investments

As of 5-31-14

		Maturity
	Rate (%)	date	Par value	Value

U.S. Government & Agency Obligations 85.0%				$255,178,765

(Cost $253,606,173)

U.S. Government 18.0%				54,123,264

Treasury Inflation Protected Securities
Inflation Indexed Note	0.125	04-15-17	$4,160,480	4,298,945
Inflation Indexed Note	0.125	04-15-18	5,094,620	5,261,387

U.S. Treasury
Bond	3.625	02-15-44	2,675,000	2,831,322
Note	0.250	12-31-15	5,370,000	5,371,466
Note	0.875	05-15-17	2,000,000	2,005,782
Note	1.375	09-30-18	26,500,000	26,541,393
Note	1.500	08-31-18	7,750,000	7,812,969

U.S. Government Agency 67.0%				201,055,501

Federal Farm Credit Banks	1.740	03-11-20	2,130,000	2,098,257

Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (P)	2.379	09-01-41	4,541,648	4,718,978
30 Yr Pass Thru (P)	2.640	01-01-44	6,760,018	6,984,162
30 Yr Pass Thru	3.000	03-01-43	1,253,686	1,246,333
30 Yr Pass Thru	3.000	04-01-43	1,854,953	1,841,175
30 Yr Pass Thru (P)	3.036	03-01-44	963,811	1,001,663
30 Yr Pass Thru	3.500	05-01-42	13,014,689	13,402,935
30 Yr Pass Thru	4.000	11-01-43	2,376,025	2,515,338
30 Yr Pass Thru	5.000	04-01-41	1,069,443	1,182,821
30 Yr Pass Thru	5.500	07-01-37	198,248	221,364
30 Yr Pass Thru	5.500	04-01-38	1,911,881	2,129,432
30 Yr Pass Thru	5.500	12-01-38	1,594,375	1,775,549
30 Yr Pass Thru	6.500	04-01-39	476,427	533,932
30 Yr Pass Thru	6.500	09-01-39	560,487	628,328

Federal National Mortgage Association
15 Yr Pass Thru	1.600	01-30-20	8,250,000	8,141,166
15 Yr Pass Thru	2.500	03-27-23	1,600,000	1,594,040
15 Yr Pass Thru	3.500	03-01-26	4,995,001	5,286,896
15 Yr Pass Thru	3.500	07-01-26	2,639,655	2,797,210
15 Yr Pass Thru	4.000	02-01-26	8,355,527	8,948,574
30 Yr Pass Thru (P)	2.913	03-01-44	839,665	870,497
30 Yr Pass Thru (P)	2.917	01-01-44	1,584,452	1,643,323
30 Yr Pass Thru	3.000	10-29-27	950,000	893,275
30 Yr Pass Thru	3.000	08-01-42	652,804	647,599
30 Yr Pass Thru	3.000	10-01-42	650,592	644,794
30 Yr Pass Thru	3.000	11-01-42	3,198,739	3,170,731
30 Yr Pass Thru	3.000	12-01-42	8,148,285	8,098,584
30 Yr Pass Thru	3.000	03-01-43	357,640	355,682
30 Yr Pass Thru	3.000	05-01-43	476,246	473,639
30 Yr Pass Thru	3.400	09-27-32	805,000	750,243

12	Government Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value

U.S. Government Agency (continued)

Federal National Mortgage Association
30 Yr Pass Thru	3.500	06-01-42	$4,202,197	$4,332,971
30 Yr Pass Thru	3.500	01-01-43	3,988,723	4,110,984
30 Yr Pass Thru	4.000	12-01-40	4,346,192	4,638,031
30 Yr Pass Thru	4.000	09-01-41	9,496,132	10,116,571
30 Yr Pass Thru	4.000	10-01-41	3,532,398	3,760,762
30 Yr Pass Thru	4.000	01-01-42	1,691,223	1,800,558
30 Yr Pass Thru (P)	4.315	04-01-48	177,883	189,946
30 Yr Pass Thru	4.500	08-01-40	4,947,655	5,355,174
30 Yr Pass Thru	4.500	06-01-41	7,434,148	8,088,285
30 Yr Pass Thru	4.500	07-01-41	6,359,425	6,918,997
30 Yr Pass Thru	4.500	11-01-41	1,530,074	1,655,622
30 Yr Pass Thru	4.500	01-01-42	8,131,766	8,847,288
30 Yr Pass Thru	4.500	02-01-42	5,900,411	6,380,873
30 Yr Pass Thru	5.000	04-01-35	619,860	686,755
30 Yr Pass Thru	5.000	09-01-40	8,819,008	9,818,703
30 Yr Pass Thru	5.000	10-01-40	3,231,802	3,592,190
30 Yr Pass Thru	5.000	04-01-41	3,285,320	3,674,687
30 Yr Pass Thru	5.000	05-01-41	15,450,345	17,088,768
30 Yr Pass Thru	5.500	09-01-34	1,921,255	2,152,360
30 Yr Pass Thru	5.500	03-01-36	2,874,338	3,211,104
30 Yr Pass Thru	5.500	04-01-36	1,936,268	2,163,128
30 Yr Pass Thru	5.500	08-01-37	2,371,132	2,656,351
30 Yr Pass Thru	5.500	06-01-38	1,598,334	1,787,599
30 Yr Pass Thru	6.000	06-01-40	2,305,217	2,587,367
30 Yr Pass Thru	6.500	06-01-39	751,946	843,907

Corporate Bonds 0.5%				$1,357,350

(Cost $568,882)

Telecommunication Services 0.5%				1,357,350

Crown Castle Towers LLC (S)	6.113	01-15-20	760,000	881,292

SBA Tower Trust (S)	3.598	04-15-18	475,000	476,058

Collateralized Mortgage Obligations 10.4%				$31,096,029

(Cost $28,698,312)

Commercial & Residential 5.4%				16,206,792

Adjustable Rate Mortgage Trust
Series 2005-4, Class 7A12 (P)	0.730	08-25-35	275,964	261,116

Banc of America Commercial Mortgage
Securities Trust
Series 2013-DSNY, Class E (P)(S)	2.752	09-15-26	380,000	381,186

Bear Stearns Alt-A Trust
Series 2005-5, Class 1A4 (P)	0.710	07-25-35	575,291	540,663
Series 2005-7, Class 11A1 (P)	0.690	08-25-35	856,012	777,612

Bear Stearns Asset Backed
Securities Trust
Series 2004-AC5, Class A1	5.750	10-25-34	482,457	495,261

Commercial Mortgage Pass Through Certificates
Series 2010-C1, Class D (P)(S)	5.908	07-10-46	549,076	602,854
Series 2012-CR2, Class XA IO	1.928	08-15-45	4,812,093	517,358
Series 2013-CR11, Class B (P)	5.165	10-10-46	640,000	712,027
Series 2013-LC13, Class B (P)(S)	5.009	08-10-46	595,000	652,436
Series 2014-CR16, Class C (P)	4.906	04-10-47	590,000	620,599

See notes to financial statements	Annual report | Government Income Fund	13

		Maturity
	Rate (%)	date	Par value	Value

Commercial & Residential (continued)

GS Mortgage Securities Corp. II
Series 2013-KYO, Class D (P)(S)	2.751	11-08-29	$755,000	$768,697

HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.422	08-19-45	4,058,844	227,490
Series 2005-2, Class X IO	2.227	05-19-35	13,558,608	919,684

Hilton USA Trust
Series 2013-HLT, Class DFX (S)	4.407	11-05-30	415,000	429,258

IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.029	10-25-36	12,026,123	957,531
Series 2005-AR18, Class 2X IO	1.666	10-25-36	11,375,257	424,393

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-LDPX, Class AM (P)	5.464	01-15-49	635,000	675,354
Series 2012-HSBC, Class XA IO (S)	1.430	07-05-32	5,077,500	510,847
Series 2014-FBLU, Class C (P)(S)	2.152	12-15-28	1,120,000	1,126,569

MASTR Adjustable Rate Mortgages Trust
Series 2004-11, Class M2 (P)	1.250	11-25-34	555,000	517,327

Morgan Stanley Mortgage Loan Trust
Series 2004-6AR, Class 2A2 (P)	2.736	08-25-34	794,978	792,472

MortgageIT Trust
Series 2005-2, Class 1A2 (P)	0.480	05-25-35	595,306	568,590

UBS Commercial Mortgage Trust
Series 2012-C1, Class B (P)	4.822	05-10-45	555,000	602,353
Series 2012-C1, Class C (P)(S)	5.535	05-10-45	370,000	410,084

VNDO Mortgage Trust
Series 2013-PENN, Class D (P)(S)	3.947	12-13-29	690,000	701,943

Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P)(S)	2.710	03-18-28	1,040,000	1,013,088

U.S. Government Agency 5.0%				14,889,237

Federal Home Loan Mortgage Corp.
Series 288, Class IO	3.000	10-15-27	4,107,555	516,791
Series 290, Class IO	3.500	11-15-32	4,523,638	911,674
Series 3699, Class MI IO	4.500	01-15-38	1,351,629	121,069
Series 3747, Class HI IO	4.500	07-15-37	3,682,794	373,564
Series 3794, Class PI IO	4.500	02-15-38	902,446	97,110
Series 3830, Class NI IO	4.500	01-15-36	4,068,830	435,784
Series 3833, Class LI IO	1.890	10-15-40	4,735,532	282,380
Series 4030, Class BI IO	5.000	01-15-42	825,573	137,126
Series 4077, Class IK IO	5.000	07-15-42	1,150,535	221,949
Series 4136, Class IH IO	3.500	09-15-27	3,245,953	406,160
Series K017, Class X1 IO	1.441	12-25-21	3,830,580	327,668
Series K018, Class X1 IO	1.451	01-25-22	3,889,436	335,791
Series K022, Class X1 IO	1.303	07-25-22	8,172,417	682,740
Series K026, Class X1 IO	1.052	11-25-22	4,673,770	330,856
Series K706, Class X1 IO	1.589	10-25-18	9,834,554	603,271
Series K707, Class X1 IO	1.554	12-25-18	3,328,318	205,021
Series K709, Class X1 IO	1.541	03-25-19	4,695,028	299,388
Series K710, Class X1 IO	1.781	05-25-19	3,573,180	268,650
Series K711, Class X1 IO	1.709	07-25-19	11,255,438	827,162

Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	1,353,522	1,477,942
Series 2009-50, Class GI IO	5.000	05-25-39	970,689	136,876
Series 2009-78, Class IB IO	5.000	06-25-39	1,186,759	149,401
Series 2010-25, Class NI IO	5.000	03-25-25	2,013,057	166,341
Series 2010-3, Class LI IO	5.000	02-25-25	5,276,780	393,058
Series 2010-68, Class CI IO	5.000	11-25-38	1,119,898	145,527

14	Government Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value

U.S. Government Agency (continued)

Federal National Mortgage Association
Series 2012-118, Class IB IO	3.500	11-25-42	$1,888,868	$385,115
Series 2012-137, Class QI IO	3.000	12-25-27	3,606,751	499,649
Series 2012-137, Class WI IO	3.500	12-25-32	2,680,926	496,889
Series 2012-21, Class IQ IO	4.500	09-25-41	1,828,404	348,249
Series 402, Class 3 IO	4.000	11-25-39	758,160	152,942
Series 402, Class 4 IO	4.000	10-25-39	1,178,889	215,332
Series 402, Class 7 IO	4.500	11-25-39	1,079,122	206,102
Series 407, Class 15 IO	5.000	01-25-40	955,320	190,420
Series 407, Class 21 IO	5.000	01-25-39	484,777	75,954
Series 407, Class 7 IO	5.000	03-25-41	870,302	178,431
Series 407, Class 8 IO	5.000	03-25-41	431,458	91,637
Series 407, Class C6 IO	5.500	01-25-40	1,558,721	334,436

Government National Mortgage Association
Series 2012-114, Class IO	1.034	01-16-53	2,682,153	239,994
Series 2013-42, Class IA IO	3.500	03-20-43	2,032,300	314,613
Series 2013-42, Class IO	3.500	03-20-43	1,308,186	201,459
Series 2013-42, Class YI IO	3.500	03-20-43	4,014,293	614,380
Series 2013-6, Class AI IO	3.500	08-20-39	2,900,635	490,336

Asset Backed Securities 2.2%				$6,719,389

(Cost $6,461,217)

Asset Backed Securities 2.2%				6,719,389

Ameriquest Mortgage Securities, Inc.
Series 2005-R3, Class M2 (P)	0.620	05-25-35	645,000	590,848

Asset Backed Funding Certificates
Series 2005-HE1, Class M1 (P)	0.780	03-25-35	563,549	537,744

Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (P)(S)	0.390	07-25-36	895,104	828,050

Citicorp Residential Mortgage
Securities, Inc.
Series 2007-2, Class A6 (P)	5.764	06-25-37	391,798	393,330

Credit-Based Asset Servicing and
Securitization LLC
Series 2005-CB4, Class M1 (P)	0.572	07-25-35	270,000	259,161

CSMC Trust
Series 2006-CF2, Class M1 (P)(S)	0.620	05-25-36	790,000	760,125

Encore Credit Receivables Trust
Series 2005-2, Class M2 (P)	0.840	11-25-35	805,000	747,669

Home Equity Asset Trust
Series 2005-6, Class M1 (P)	0.620	12-25-35	460,000	453,493

New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	0.825	03-25-35	887,000	835,437

Soundview Home Loan Trust
Series 2005-CTX1, Class M2 (P)	0.592	11-25-35	425,000	387,978

Structured Asset Securities Corp.
Mortgage Loan Trust
Series 2005-2XS, Class 2A2 (P)	1.652	02-25-35	559,524	538,614

TAL Advantage LLC
Series 2014-1A, Class A (S)	3.510	02-22-39	380,250	386,940

See notes to financial statements	Annual report | Government Income Fund	15

	Notional	Value

Purchased Options 0.0%		$31,250

(Cost $225,200)

Put Options 0.0%		31,250

Exchange-traded on 10 Year U.S. Treasury Note Futures Contract
(Expiration Date: 8-22-14; Strike Price: $117) (I)	2,000,000	31,250

	Par value	Value

Short-Term Investments 0.9%		$2,784,000

(Cost $2,784,000)

Repurchase Agreement 0.9%		2,784,000

Barclays Tri-Party Repurchase Agreement dated 5-30-14 at 0.050%
to be repurchased at $2,493,010 on 6-2-14, collateralized by
$2,567,600 U.S. Treasury Notes, 0.500% due 7-31-17 (valued at
$2,542,935, including interest)	$2,493,000	2,493,000

Repurchase Agreement with State Street Corp. dated 5-30-14 at
0.000% to be repurchased at $291,000 on 6-2-14, collateralized by $300,000 U.S. Treasury Notes, 0.625% due 11-30-17 (valued at
$296,831, including interest)	291,000	291,000

Total investments (Cost $292,343,784)† 99.0%		$297,166,783

Other assets and liabilities, net 1.0%		$3,045,318

Total net assets 100.0%		$300,212,101

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

IO Interest-Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

(I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

† At 5-31-14, the aggregate cost of investment securities for federal income tax purposes was $293,017,506. Net unrealized appreciation aggregated $4,149,277, of which $7,567,029 related to appreciated investment securities and $3,417,752 related to depreciated investment securities.

16	Government Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 5-31-14

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $292,343,784)	$297,166,783
Cash	130
Receivable for fund shares sold	2,084,850
Interest receivable	1,468,274
Other receivables and prepaid expenses	37,545

Total assets	300,757,582

Liabilities

Payable for fund shares repurchased	305,187
Distributions payable	76,093
Payable to affiliates
Accounting and legal services fees	12,832
Transfer agent fees	55,764
Distribution and service fees	14,865
Trustees’ fees	448
Investment management fees	820
Other liabilities and accrued expenses	79,472

Total liabilities	545,481

Net assets	$300,212,101

Net assets consist of

Paid-in capital	$307,015,600
Undistributed net investment income	263,210
Accumulated net realized gain (loss) on investments and futures contracts	(11,889,708)
Net unrealized appreciation (depreciation) on investments	4,822,999

Net assets	$300,212,101

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($276,347,382 ÷ 28,510,380 shares)[1]	$9.69
Class B ($6,433,193 ÷ 663,921 shares)[1]	$9.69
Class C ($17,431,526 ÷ 1,798,216 shares)[1]	$9.69

Maximum offering price per share

Class A (net asset value per share ÷ 96%)[2]	$10.09

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more or on group sales the offering price is reduced.

See notes to financial statements	Annual report | Government Income Fund	17

FINANCIAL STATEMENTS

Statement of operations For the year ended 5-31-14

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$8,160,022
Securities lending	7,954

Total investment income	8,167,976

Expenses

Investment management fees	1,935,768
Distribution and service fees	1,007,724
Accounting and legal services fees	68,588
Transfer agent fees	445,249
Trustees’ fees	10,291
State registration fees	52,871
Printing and postage	37,958
Professional fees	62,386
Custodian fees	42,122
Registration and filing fees	18,732
Other	14,348

Total expenses	3,696,037
Less expense reductions	(386,710)

Net expenses	3,309,327

Net investment income	4,858,649

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(967,747)
Investments in affiliated issuers	310
Futures contracts	226,182

(741,255)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(90,256)
Futures contracts	(80,739)

(170,995)

Net realized and unrealized loss	(912,250)

Increase in net assets from operations	$3,946,399

18	Government Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	5-31-14	5-31-13

Increase (decrease) in net assets

From operations
Net investment income	$4,858,649	$5,922,442
Net realized gain (loss)	(741,255)	5,402,967
Change in net unrealized appreciation (depreciation)	(170,995)	(6,987,881)

Increase in net assets resulting from operations	3,946,399	4,337,528

Distributions to shareholders
From net investment income
Class A	(7,176,117)	(9,038,213)
Class B	(142,017)	(238,860)
Class C	(379,628)	(704,392)

Total distributions	(7,697,762)	(9,981,465)

From fund share transactions	(54,251,573)	(3,516,421)

Total decrease	(58,002,936)	(9,160,358)

Net assets

Beginning of year	358,215,037	367,375,395

End of year	$300,212,101	$358,215,037

Undistributed net investment income	$263,210	$18,580

See notes to financial statements	Annual report | Government Income Fund	19

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10

Per share operating performance

Net asset value, beginning of period	$9.78	$9.93	$9.68	$9.49	$9.19
Net investment income[1]	0.16	0.17	0.20	0.23	0.30
Net realized and unrealized gain (loss) on investments	(0.01)	(0.04)	0.33	0.26	0.34
Total from investment operations	0.15	0.13	0.53	0.49	0.64
Less distributions
From net investment income	(0.24)	(0.28)	(0.28)	(0.30)	(0.34)
Net asset value, end of period	$9.69	$9.78	$9.93	$9.68	$9.49
Total return (%)[2,3]	1.61	1.29	5.57	5.25	7.08

Ratios and supplemental data

Net assets, end of period (in millions)	$276	$316	$320	$309	$327
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.12	1.15	1.12	1.13
Expenses including reductions and credits	0.98	0.98	1.06	1.07	1.08[4]
Net investment income	1.63	1.71	2.02	2.41	3.22
Portfolio turnover (%)	57	78	95	83	91

1 Based on average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3 Does not reflect the effect of sales charges, if any.
4 Expenses including reductions and credits include 0.01% reductions.

CLASS B SHARES Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10

Per share operating performance

Net asset value, beginning of period	$9.78	$9.93	$9.68	$9.49	$9.18
Net investment income[1]	0.08	0.09	0.12	0.16	0.23
Net realized and unrealized gain (loss) on investments	—[5]	(0.04)	0.34	0.26	0.35
Total from investment operations	0.08	0.05	0.46	0.42	0.58
Less distributions
From net investment income	(0.17)	(0.20)	(0.21)	(0.23)	(0.27)
Net asset value, end of period	$9.69	$9.78	$9.93	$9.68	$9.49
Total return (%)[2,3]	0.82	0.45	4.75	4.47	6.39

Ratios and supplemental data

Net assets, end of period (in millions)	$6	$11	$12	$11	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86	1.87	1.90	1.87	1.88
Expenses including reductions and credits	1.77	1.81	1.84	1.82	1.83[4]
Net investment income	0.81	0.88	1.23	1.65	2.48
Portfolio turnover (%)	57	78	95	83	91

1 Based on average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3 Does not reflect the effect of sales charges, if any.
4 Expenses including reductions and credits include 0.01% reductions.
5 Less than $0.01 per share.

20	Government Income Fund | Annual report	See notes to financial statements

CLASS C SHARES Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10

Per share operating performance

Net asset value, beginning of period	$9.78	$9.94	$9.68	$9.49	$9.18
Net investment income[1]	0.08	0.09	0.12	0.16	0.23
Net realized and unrealized gain (loss) on investments	—[5]	(0.05)	0.35	0.26	0.35
Total from investment operations	0.08	0.04	0.47	0.42	0.58
Less distributions
From net investment income	(0.17)	(0.20)	(0.21)	(0.23)	(0.27)
Net asset value, end of period	$9.69	$9.78	$9.94	$9.68	$9.49
Total return (%)[2,3]	0.82	0.35	4.86	4.47	6.41

Ratios and supplemental data

Net assets, end of period (in millions)	$17	$31	$35	$26	$34
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86	1.87	1.90	1.87	1.87
Expenses including reductions and credits	1.77	1.81	1.84	1.82	1.83[4]
Net investment income	0.81	0.88	1.24	1.65	2.46
Portfolio turnover (%)	57	78	95	83	91

1 Based on average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3 Does not reflect the effect of sales charges, if any.
4 Expenses including reductions and credits include 0.01% reductions.
5 Less than $0.01 per share.

See notes to financial statements	Annual report | Government Income Fund	21

Notes to financial statements

Note 1 — Organization

John Hancock Government Income Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

22	Government Income Fund | Annual report

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of May 31, 2014, all investments are categorized as Level 2 under the hierarchy described above, except for purchased options, which are categorized as Level 1.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by fund’s custodian or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of

Annual report | Government Income Fund	23

credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2014 were $554. For the year ended May 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2014, the fund has a capital loss carryforward of $8,603,552 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2014:

CAPITAL LOSS CARRYFORWARD EXPIRING AT MAY 31		NO EXPIRATION DATE
2015	2018	SHORT TERM

$6,462,038	$33,097	$2,108,417

Net capital losses of $2,806,384 that are the result of security transactions occurring after October 31, 2013, are treated as occurring on June 1, 2014, the first day of the fund’s next taxable year.

As of May 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended May 31, 2014 and May 31, 2013 was as follows:

	MAY 31, 2014	MAY 31, 2013

Ordinary Income	$7,697,762	$9,981,465

24	Government Income Fund | Annual report

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2014, the components of distributable earnings on a tax basis consisted of $339,303 of undistributed ordinary income.

Such distributions and distributable earnings on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions, expiration of capital loss carryforwards and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures and certain options are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable/payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2014, the fund used futures contracts to manage duration of the portfolio. During the year ended May 31, 2014, the fund held futures contracts with notional values

Annual report | Government Income Fund	25

ranging up to $9.0 million as measured at each quarter end. There were no open futures contracts as of May 31, 2014.

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the year ended May 31, 2014, the fund used purchased options to manage the duration of the fund. During the year ended May 31, 2014, the fund held purchased options with market values ranging up to $31,250 as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2014 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Investments in unaffiliated	Purchased	$31,250	—
	issuers*	options

*Purchased options are included in the Fund’s investments disclosed in the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2014:

	STATEMENT OF	FUTURES
RISK	OPERATIONS LOCATION	CONTRACTS

Interest rate contracts	Net realized gain (loss)	$226,182

26	Government Income Fund | Annual report

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2014:

		INVESTMENTS
	STATEMENT OF	(PURCHASED	FUTURES
RISK	OPERATIONS LOCATION	OPTIONS)	CONTRACTS	TOTAL

Interest rate contracts	Change in unrealized	($193,950)	($80,739)	($274,689)
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $300,000,000 of the fund’s average daily net assets, (b) 0.450% of the next $700,000,000 of the fund’s average daily net assets, and (c) 0.430% of the fund’s average daily net assets in excess of $1,000,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the maximum annual management fee to 0.53% of the fund’s average daily net assets. The current expense limitation agreement expires on September 30, 2014, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes,

Annual report | Government Income Fund	27

brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly and short dividend expense. The fee waivers and/or expense reimbursements will expire on September 30, 2014 for Class A shares unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Accordingly, these expense reductions amounted to $359,334, $7,472 and $19,904, for Class A, Class B, and Class C shares, respectively, for the year ended May 31, 2014.

The investment management fees incurred for the six months ended May 31, 2014 were equivalent to a net annual effective rate of 0.49% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2014 amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

CLASS	RULE 12b-1 FEE

Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $346,595 for the year ended May 31, 2014. Of this amount, $46,389 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $284,733 was paid as sales commissions to broker-dealers and $15,473 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor. The up-front sales charge for Class A shares is 4.00%. Prior to February 3, 2014, the up-front sales charge for Class A shares was 4.50%.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2014, CDSCs received by the Distributor amounted to $34, $27,117 and $8,330 for Class A, Class B and Class C shares, respectively.

28	Government Income Fund | Annual report

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost were calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2014 were:

	DISTRIBUTION	TRANSFER
CLASS	AND SERVICE FEES	AGENT FEES

Class A	710,019	402,712
Class B	81,180	11,589
Class C	216,525	30,948
Total	1,007,724	445,249

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2014 were as follows:

	Year ended 5-31-14		Year ended 5-31-13
	Shares	Amount	Shares	Amount
Class A shares

Sold	3,364,180	$32,322,462	5,653,557	$56,337,586
Distributions reinvested	653,014	6,271,502	794,673	7,909,214
Repurchased	(7,831,747)	(75,252,929)	(6,363,484)	(63,355,845)

Net increase (decrease)	(3,814,553)	($36,658,965)	84,746	$890,955

Class B shares

Sold	14,069	$135,856	239,264	$2,385,031
Distributions reinvested	11,114	106,698	18,033	179,484
Repurchased	(485,279)	(4,659,649)	(377,760)	(3,760,550)

Net decrease	(460,096)	($4,417,095)	(120,463)	($1,196,035)

Annual report | Government Income Fund	29

	Year ended 5-31-14		Year ended 5-31-13
	Shares	Amount	Shares	Amount
Class C shares

Sold	315,254	$3,024,474	1,270,643	$12,664,235
Distributions reinvested	30,458	292,505	50,142	499,360
Repurchased	(1,718,277)	(16,492,492)	(1,645,543)	(16,374,936)

Net decrease	(1,372,565)	($13,175,513)	(324,758)	($3,211,341)

Total net decrease	(5,647,214)	($54,251,573)	(360,475)	($3,516,421)

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $59,450,336 and $137,825,021, respectively, for the year ended May 31, 2014. Purchases and sales of U.S. Treasury obligations aggregated $115,602,392 and $90,826,658, respectively, for the year ended May 31, 2014.

30	Government Income Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of
John Hancock Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Government Income Fund (the “Fund”) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 18, 2014

Annual report | Government Income Fund	31

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

32	Government Income Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Annual report | Government Income Fund	33

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2012	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

34	Government Income Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2009	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Andrew G. Arnott, Born: 1971		2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

Annual report | Government Income Fund	35

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

36	Government Income Fund | Annual report

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Andrew G. Arnott
President	Legal counsel
K&L Gates LLP
John J. Danello#
Senior Vice President, Secretary,	Independent registered
and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 5-29-14

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

Annual report | Government Income Fund	37

800-225-5291
800-231-5469 TDD
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Government Income Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	56A 5/14
MF188830	7/14

John Hancock Focused High Yield Fund

(formerly John Hancock High Yield Fund)

Annual report 5/31/14

John Hancock
INVESTMENTS

A look at performance

Total returns for the period ended May 31, 2014

							SEC 30-day	SEC 30-day
	Average annual total returns (%)			Cumulative total returns (%)			yield (%)	yield (%)
	with maximum sales charge			with maximum sales charge			subsidized	unsubsidized[1]

							as of	as of
	1-year	5-year	10-year	1-year	5-year	10-year	5-31-14	5-31-14

Class A	3.74	17.68	5.99	3.74	125.66	78.86	4.94	4.94

Class B	2.20	17.53	5.79	2.20	124.28	75.58	4.39	4.38

Class C	6.21	17.75	5.63	6.21	126.37	72.99	4.39	4.38

Class I2,3	8.05	18.96	6.75	8.05	138.27	92.18	5.23	5.22

Class NAV[2,3]	8.48	19.17	6.88	8.48	140.33	94.56	5.54	5.53

Index†	7.93	14.46	8.98	7.93	96.49	136.24	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and/or expense limitations are contractual at least until 9-30-14 for Class I shares. Had the fee waivers and expense limitations not been in place, gross expenses would apply. For all other classes, the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class NAV
Net (%)	1.05	1.81	1.80	0.72	0.58
Gross (%)	1.05	1.81	1.80	0.75	0.58

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Bank of America Merrill Lynch U.S. High Yield Master II Index.

See the following page for footnotes.

6	Focused High Yield Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class B4	5-31-04	$17,558	$17,558	$23,624

Class C4	5-31-04	17,299	17,299	23,624

Class I2,3	5-31-04	19,218	19,218	23,624

Class NAV[2,3]	5-31-04	19,456	19,456	23,624

The values shown in the chart for “Class A shares with maximum sales charge” have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04.

Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.

2 Class I shares were first offered on 8-27-07; Class NAV shares were first offered on 10-21-13. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I and Class NAV shares, as applicable.

3 For certain types of investors, as described in the fund’s prospectuses.

4 The contingent deferred sales charge is not applicable.

Annual report | Focused High Yield Fund	7

Management’s discussion of
Fund performance

John Hancock Asset Management
a division of Manulife Asset Management (US) LLC

High-yield bonds performed well in the 12 months ended May 31, 2014. Economic growth was solid in 2013, before a difficult winter weighed on gross domestic product in the first quarter of 2014. However, many underlying economic statistics continued to improve. Better economic conditions allowed the U.S. Federal Reserve Board (Fed) to begin to slow the pace of its monthly bond purchases. In that environment, more economically sensitive high-yield bonds made up the best-performing segment of the broad, taxable fixed-income market. Looking at performance by credit rating within the high-yield market, lower-rated CCC securities outperformed BB and B bonds. In terms of performance by sector within the fund’s benchmark, the Bank of America Merrill Lynch High Yield Master II Index, publishing bonds did best, while metals and mining securities gained the least; no sector declined.

For the 12 months ended May 31, 2014, the John Hancock Focused High Yield Fund’s Class A shares returned 8.00%, excluding sales charges. At the same time, the fund’s benchmark returned 7.93%. The portfolio produced solid gains and outperformed its benchmark thanks to contributions from a broad range of sectors and securities. A number of the leading contributors to performance came from the automotive sector, namely TRW Automotive Holdings Corp. and The Goodyear Tire & Rubber Company. It was also beneficial to have exposure to securities issued by specialty chemical companies Huntsman Corporation and LyondellBasel Industries N.V. A number of energy companies contributed to performance, including Dominion Resources, Inc., and NextEra Energy, Inc.

At the other end of the spectrum, small business payment processor iPayment, Inc. reported lower-than-expected transaction volumes, although revenues actually increased thanks to greater transaction volume per merchant. We ultimately eliminated the position. Toys ‘R’ Us, Inc. reported disappointing sales and margins; nevertheless, we continue to maintain this position.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

8	Focused High Yield Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2013, with the same investment held until May 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 12-1-2013	on 5-31-2014	ended 5-31-2014[1]	expense ratio

Class A	$1,000.00	$1,052.40	$4.86	0.95%

Class B	1,000.00	1,048.40	8.78	1.72%

Class C	1,000.00	1,048.50	8.68	1.70%

Class I	1,000.00	1,053.90	3.69	0.72%

Class NAV	1,000.00	1,054.60	2.78	0.54%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Focused High Yield Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2013, with the same investment held until May 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 12-1-2013	on 5-31-2014	ended 5-31-2014[1]	expense ratio

Class A	$1,000.00	$1,020.20	$4.78	0.95%

Class B	1,000.00	1,016.40	8.65	1.72%

Class C	1,000.00	1,016.50	8.55	1.70%

Class I	1,000.00	1,021.30	3.63	0.72%

Class NAV	1,000.00	1,022.40	2.72	0.54%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Focused High Yield Fund | Annual report

Portfolio summary

Top 10 Issuers (13.4% of Net Assets on 5-31-14)[1,2]

Mohegan Tribal Gaming Authority	1.8%	Sirius XM Canada Holdings, Inc.	1.2%

Clear Channel Communications, Inc.	1.7%	T-Mobile USA, Inc.	1.2%

Intelsat Luxembourg SA	1.4%	NRG Energy, Inc.	1.1%

First Data Corp.	1.4%	JPMorgan Chase & Co.	1.1%

Zions Bancorporation	1.4%	Hartford Financial Services Group, Inc.	1.1%

Quality Composition[1,3]

BBB	2.4%	Not Rated	1.0%

BB	21.8%	Equity	3.0%

B	40.7%	Preferred Securities	5.9%

CCC & Below	20.3%	Short-Term Investments & Other	4.9%

1 As a percentage of net assets on 5-31-14.

2 Cash and cash equivalents are not included.

3 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-14 and do not reflect subsequent downgrades or upgrades, if any.

4 Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Stocks and other equities have generally outperformed other asset classes over the long term, but may fluctuate more dramatically over the short term. Foreign investing, especially in emerging markets, has additional risks such as currency and market volatility and political and social instability. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund’s prospectuses for additional risks.

Annual report | Focused High Yield Fund	11

Fund’s investments

As of 5-31-14

		Maturity
	Rate (%)	date	Par value^	Value

Corporate Bonds 78.4%			$949,062,149

(Cost $918,674,779)

Consumer Discretionary 15.2%				184,290,715

Auto Components 1.6%

Allison Transmission, Inc. (S)	7.125	05-15-19	2,500,000	2,681,250

Dana Holding Corp.	6.000	09-15-23	5,805,000	6,138,787

Hyva Global BV (S)	8.625	03-24-16	4,010,000	4,130,300

The Goodyear Tire & Rubber Company	7.000	05-15-22	4,635,000	5,168,005

The Goodyear Tire & Rubber Company	8.750	08-15-20	1,250,000	1,481,250

Automobiles 1.5%

Chrysler Group LLC	8.250	06-15-21	7,400,000	8,436,000

General Motors Financial Company, Inc.	4.250	05-15-23	5,510,000	5,461,788

Jaguar Land Rover Automotive PLC (S)	8.125	05-15-21	3,500,000	3,950,626

Hotels, Restaurants & Leisure 2.4%

GLP Capital LP (S)	4.875	11-01-20	6,000,000	6,210,000

Mohegan Tribal Gaming Authority	9.750	09-01-21	8,515,000	9,196,200

Mohegan Tribal Gaming Authority (S)	11.000	09-15-18	12,610,000	12,546,950

RHP Hotel Properties LP	5.000	04-15-21	1,015,000	1,012,463

Waterford Gaming LLC (S)	8.625	09-15-14	2,207,619	494,631

Household Durables 1.8%

Brookfield Residential Properties, Inc. (S)	6.125	07-01-22	2,900,000	2,994,250

Brookfield Residential Properties, Inc. (S)	6.500	12-15-20	2,535,000	2,674,425

Meritage Homes Corp.	7.000	04-01-22	3,110,000	3,413,225

Modular Space Corp. (S)	10.250	01-31-19	4,160,000	4,326,400

PF Chang’s China Bistro, Inc. (S)	10.250	06-30-20	8,799,000	9,040,973

Media 4.5%

Altice SA (S)	7.750	05-15-22	4,235,000	4,452,044

AMC Entertainment, Inc.	5.875	02-15-22	4,345,000	4,497,075

CCO Holdings LLC	5.250	09-30-22	2,735,000	2,782,863

CCO Holdings LLC	7.375	06-01-20	2,100,000	2,299,500

Cequel Communications Escrow I LLC (S)	6.375	09-15-20	2,250,000	2,385,000

Clear Channel Communications, Inc., PIK	14.000	02-01-21	9,416,807	9,581,601

DISH DBS Corp.	6.750	06-01-21	2,300,000	2,601,875

DISH DBS Corp.	7.875	09-01-19	5,900,000	7,021,000

Lee Enterprises, Inc. (S)	9.500	03-15-22	760,000	807,500

Numericable Group SA (S)	6.250	05-15-24	990,000	1,035,788

Sinclair Television Group, Inc.	6.375	11-01-21	3,825,000	3,997,125

12	Focused High Yield Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value

Media (continued)

Sirius XM Canada Holdings, Inc. (S)	5.625	04-23-21	CAD 1,720,000	$1,602,140

Virgin Media Finance PLC (S)	6.375	04-15-23	3,000,000	3,165,000

Virgin Media Secured Finance PLC (S)	5.375	04-15-21	2,300,000	2,366,125

WMG Acquisition Corp. (S)	6.000	01-15-21	1,868,000	1,933,380

WMG Acquisition Corp. (S)	6.750	04-15-22	3,830,000	3,830,000

Specialty Retail 2.2%

Automotores Gildemeister SA (S)	8.250	05-24-21	2,290,000	1,591,550

Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	8,700,000	9,026,250

New Look Bondco I PLC (S)	8.375	05-14-18	1,275,000	1,367,438

Outerwall, Inc.	6.000	03-15-19	5,650,000	5,868,938

Toys R Us, Inc.	10.375	08-15-17	10,840,000	8,699,100

Textiles, Apparel & Luxury Goods 1.2%

Hot Topic, Inc. (S)	9.250	06-15-21	6,480,000	7,030,800

PVH Corp.	4.500	12-15-22	5,510,000	5,427,350

The William Carter Company (S)	5.250	08-15-21	1,500,000	1,563,750

Consumer Staples 4.9%				59,258,672

Beverages 0.4%

Crestview DS Merger Sub II, Inc. (S)	10.000	09-01-21	4,545,000	5,044,950

Food & Staples Retailing 1.1%

HJ Heinz Company (S)	4.250	10-15-20	6,005,000	6,005,000

Office Depot de Mexico SA de CV (S)	6.875	09-20-20	2,635,000	2,802,981

Tops Holding Corp.	8.875	12-15-17	3,520,000	3,841,200

Food Products 1.3%

American Seafoods Group LLC (S)	10.750	05-15-16	835,000	859,006

Barry Callebaut Services NV (S)	5.500	06-15-23	2,550,000	2,679,107

JBS Investments GmbH (S)	7.750	10-28-20	2,890,000	3,102,271

Post Holdings, Inc. (S)	6.000	12-15-22	1,165,000	1,175,194

Simmons Foods, Inc. (S)	10.500	11-01-17	1,025,000	1,107,000

Southern States Cooperative, Inc. (S)	10.000	08-15-21	5,725,000	5,725,000

TreeHouse Foods, Inc.	4.875	03-15-22	960,000	978,000

Household Products 0.4%

Harbinger Group, Inc.	7.875	07-15-19	4,665,000	5,096,513

Personal Products 0.2%

Revlon Consumer Products Corp.	5.750	02-15-21	2,500,000	2,537,500

Tobacco 1.5%

Alliance One International, Inc.	9.875	07-15-21	8,455,000	8,624,100

Vector Group, Ltd.	7.750	02-15-21	6,270,000	6,677,550

Vector Group, Ltd. (S)	7.750	02-15-21	2,820,000	3,003,300

Energy 12.5%				151,391,074

Energy Equipment & Services 2.3%

Calfrac Holdings LP (S)	7.500	12-01-20	2,630,000	2,807,525

Hercules Offshore, Inc. (S)	7.500	10-01-21	2,450,000	2,468,375

Key Energy Services, Inc.	6.750	03-01-21	8,425,000	8,804,125

Parker Drilling Company	7.500	08-01-20	3,420,000	3,667,950

Permian Holdings, Inc. (S)	10.500	01-15-18	4,230,000	4,319,888

See notes to financial statements	Annual report | Focused High Yield Fund	13

		Maturity
	Rate (%)	date	Par value^	Value

Energy Equipment & Services (continued)

Pioneer Energy Services Corp. (S)	6.125	03-15-22	940,000	$965,850

RKI Exploration & Production LLC (S)	8.500	08-01-21	3,910,000	4,242,350

Oil, Gas & Consumable Fuels 10.2%

Alpha Natural Resources, Inc. (S)	7.500	08-01-20	1,645,000	1,570,975

Arch Coal, Inc.	7.250	06-15-21	11,375,000	8,104,688

Arch Coal, Inc. (S)	8.000	01-15-19	4,100,000	4,028,250

Baytex Energy Corp. (S)	5.625	06-01-24	980,000	976,318

Carrizo Oil & Gas, Inc.	7.500	09-15-20	5,670,000	6,208,650

Chesapeake Energy Corp.	5.750	03-15-23	11,290,000	12,588,350

Clayton Williams Energy, Inc.	7.750	04-01-19	4,505,000	4,786,563

Cloud Peak Energy Resources LLC	6.375	03-15-24	4,260,000	4,473,000

Energy XXI Gulf Coast, Inc. (S)	6.875	03-15-24	1,695,000	1,707,713

EP Energy LLC	7.750	09-01-22	8,145,000	9,132,581

FTS International, Inc. (S)	6.250	05-01-22	1,995,000	2,034,900

Halcon Resources Corp.	8.875	05-15-21	5,921,000	6,305,865

Midstates Petroleum Company, Inc.	9.250	06-01-21	5,000,000	5,375,000

Pacific Rubiales Energy Corp. (S)	5.125	03-28-23	3,040,000	2,994,400

Petroleos de Venezuela SA	5.375	04-12-27	7,350,000	4,244,625

Petroleos de Venezuela SA (S)	8.500	11-02-17	2,500,000	2,300,000

Plains Exploration & Production Company	6.875	02-15-23	8,995,000	10,220,569

Quicksilver Resources, Inc.	11.000	07-01-21	2,735,000	2,806,794

Rex Energy Corp.	8.875	12-01-20	4,052,000	4,497,720

Samson Investment Company (S)	10.750	02-15-20	8,340,000	8,715,300

SandRidge Energy, Inc.	7.500	03-15-21	4,500,000	4,792,500

Sidewinder Drilling, Inc. (S)	9.750	11-15-19	3,480,000	3,462,600

Summit Midstream Holdings LLC	7.500	07-01-21	2,280,000	2,473,800

Tullow Oil PLC (S)	6.000	11-01-20	6,525,000	6,720,750

Tullow Oil PLC (S)	6.250	04-15-22	3,480,000	3,593,100

Financials 9.3%				112,672,864

Banks 2.1%

Agromercantil Senior Trust (S)	6.250	04-10-19	3,750,000	3,914,063

Banco Regional S.A.E.C.A. (S)	8.125	01-24-19	1,925,000	2,098,250

Credit Agricole SA (7.875% to 1-23-24, then
5 year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24	2,250,000	2,426,175

Lloyds Banking Group PLC (7.500% to
6-27-24, then 5 year U.S. Swap Rate
+ 4.760%) (Q)	7.500	06-27-24	4,500,000	4,820,625

VTB Bank OJSC (9.500% to 12-6-22, then
10 Year U.S. Treasury + 8.067%) (Q)(S)	9.500	12-06-22	4,800,000	4,860,000

Wells Fargo & Company (5.900% to 6-15-24,
then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	3,560,000	3,742,450

Zions Bancorporation (5.800% to 6-15-23,
then 3 month LIBOR + 3.800%) (Q)	5.800	06-15-23	4,240,000	4,006,800

Capital Markets 0.9%

E*TRADE Financial Corp.	6.375	11-15-19	3,795,000	4,122,319

Morgan Stanley (5.450% to 7-15-19, then
3 month LIBOR + 3.610%) (Q)	5.450	07-15-19	2,270,000	2,349,450

Walter Investment Management Corp. (S)	7.875	12-15-21	4,000,000	4,035,000

14	Focused High Yield Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value

Consumer Finance 1.5%

Credit Acceptance Corp. (S)	6.125	02-15-21	2,885,000	$3,007,613

Credito Real SAB de CV (S)	7.500	03-13-19	4,215,000	4,552,200

Enova International, Inc. (S)	9.750	06-01-21	1,400,000	1,377,250

First Cash Financial Services, Inc. (S)	6.750	04-01-21	3,340,000	3,536,225

Springleaf Finance Corp.	6.000	06-01-20	5,775,000	5,861,625

Diversified Financial Services 3.6%

Alfa Bank OJSC (S)	7.500	09-26-19	4,390,000	4,521,700

Cementos Progreso Trust (S)	7.125	11-06-23	1,975,000	2,093,500

Citigroup, Inc. (5.950% to 1-30-23, then
3 month LIBOR + 4.069%) (Q)	5.950	01-30-23	9,575,000	9,646,813

JPMorgan Chase & Company (5.150% to
5-1-23, then 3 month LIBOR + 3.250%) (Q)	5.150	05-01-23	10,725,000	10,242,375

Leucadia National Corp.	5.500	10-18-23	6,500,000	6,934,220

McGraw-Hill Financial, Inc.	6.550	11-15-37	2,525,000	2,628,861

Nationstar Mortgage LLC	6.500	06-01-22	5,750,000	5,405,000

Nationstar Mortgage LLC	7.875	10-01-20	1,810,000	1,828,100

Diversified Telecommunication Services 0.1%

Crown Castle International Corp.	4.875	04-15-22	1,700,000	1,755,250

Real Estate Investment Trusts 0.3%

DuPont Fabros Technology LP	5.875	09-15-21	3,715,000	3,845,025

Real Estate Management & Development 0.8%

Forestar USA Real Estate Group, Inc. (S)	8.500	06-01-22	1,385,000	1,433,475

Rialto Holdings LLC (S)	7.000	12-01-18	7,300,000	7,628,500

Health Care 4.3%				52,311,845

Health Care Equipment & Supplies 0.1%

Teleflex, Inc. (S)	5.250	06-15-24	2,000,000	2,027,500

Health Care Providers & Services 2.5%

BioScrip, Inc. (S)	8.875	02-15-21	4,070,000	4,253,150

Community Health Systems, Inc. (S)	5.125	08-01-21	950,000	964,250

Community Health Systems, Inc. (S)	6.875	02-01-22	3,020,000	3,178,550

Gentiva Health Services, Inc.	11.500	09-01-18	5,760,000	6,184,800

HCA, Inc.	8.000	10-01-18	3,000,000	3,577,500

LifePoint Hospitals, Inc. (S)	5.500	12-01-21	1,730,000	1,812,175

Select Medical Corp. (S)	6.375	06-01-21	2,450,000	2,554,125

Select Medical Corp.	6.375	06-01-21	5,840,000	6,088,200

Tenet Healthcare Corp.	6.000	10-01-20	1,315,000	1,413,625

Pharmaceuticals 1.7%

Endo Finance LLC (S)	7.250	01-15-22	4,833,000	5,267,970

Grifols Worldwide Operations, Ltd. (S)	5.250	04-01-22	7,225,000	7,477,875

Salix Pharmaceuticals, Ltd. (S)	6.000	01-15-21	2,440,000	2,616,900

Valeant Pharmaceuticals International, Inc. (S)	5.625	12-01-21	1,070,000	1,110,125

Valeant Pharmaceuticals International, Inc. (S)	7.500	07-15-21	3,410,000	3,785,100

Industrials 8.3%				99,931,223

Aerospace & Defense 1.1%

B/E Aerospace, Inc.	5.250	04-01-22	4,950,000	5,259,375

Kratos Defense & Security Solutions, Inc.	10.000	06-01-17	5,270,000	5,553,263

TransDigm, Inc. (S)	6.500	07-15-24	3,000,000	3,045,000

See notes to financial statements	Annual report | Focused High Yield Fund	15

		Maturity
	Rate (%)	date	Par value^	Value

Airlines 1.5%

Air Canada (S)	7.750	04-15-21	3,075,000	$3,171,094

Air Canada (S)	8.750	04-01-20	4,730,000	5,203,000

American Airlines 2013-2 Class B
Pass Through Trust (S)	5.600	07-15-20	3,430,041	3,592,968

Delta Air Lines Pass Through Certificates
Series 2012-1, Class B (S)	6.875	05-07-19	3,072,319	3,394,913

US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	2,015,810	2,287,945

Building Products 0.4%

Associated Materials LLC	9.125	11-01-17	4,500,000	4,680,000

Commercial Services & Supplies 0.3%

Iron Mountain, Inc.	6.000	08-15-23	3,000,000	3,187,500

Construction & Engineering 0.2%

Aeropuertos Dominicanos Siglo XXI SA (S)	9.250	11-13-19	2,600,000	2,392,000

Electrical Equipment 0.5%

Artesyn Escrow, Inc. (S)	9.750	10-15-20	5,845,000	5,465,075

Industrial Conglomerates 0.2%

Tenedora Nemak SA de CV (S)	5.500	02-28-23	2,500,000	2,587,500

Machinery 0.9%

Navistar International Corp.	8.250	11-01-21	10,630,000	11,028,625

Marine 0.9%

Global Ship Lease, Inc. (S)	10.000	04-01-19	1,625,000	1,726,563

Navios Maritime Acquisition Corp. (S)	8.125	11-15-21	4,995,000	5,232,263

Navios Maritime Holdings, Inc. (S)	7.375	01-15-22	4,130,000	4,207,438

Oil, Gas & Consumable Fuels 0.4%

Teekay Offshore Partners LP	6.000	07-30-19	4,945,000	4,979,615

Road & Rail 0.5%

Avis Budget Car Rental LLC (S)	5.125	06-01-22	1,000,000	1,000,000

Swift Services Holdings, Inc.	10.000	11-15-18	2,105,000	2,281,294

The Hertz Corp.	6.250	10-15-22	3,000,000	3,206,250

Trading Companies & Distributors 0.4%

Aircastle, Ltd.	5.125	03-15-21	3,465,000	3,525,638

WESCO Distribution, Inc. (S)	5.375	12-15-21	1,380,000	1,414,500

Transportation Infrastructure 1.0%

CHC Helicopter SA	9.250	10-15-20	4,846,500	5,282,685

CHC Helicopter SA	9.375	06-01-21	2,275,000	2,400,125

Florida East Coast Holdings Corp. (S)	6.750	05-01-19	3,675,000	3,826,594

Information Technology 3.8%				45,385,050

Communications Equipment 0.5%

Alcatel-Lucent USA, Inc. (S)	6.750	11-15-20	1,600,000	1,700,000

Altice Financing SA (S)	6.500	01-15-22	2,340,000	2,468,700

Avaya, Inc. (S)	10.500	03-01-21	2,480,000	2,244,400

Internet Software & Services 0.7%

Ancestry.com, Inc., PIK (S)	9.625	10-15-18	4,665,000	4,804,950

IAC/InterActiveCorp	4.875	11-30-18	2,940,000	3,079,650

16	Focused High Yield Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value

IT Services 0.6%

Brightstar Corp. (S)	7.250	08-01-18	6,350,000	$6,969,125

Software 2.0%

Activision Blizzard, Inc. (S)	5.625	09-15-21	2,750,000	2,963,125

BMC Software Finance, Inc. (S)	8.125	07-15-21	4,000,000	4,210,000

First Data Corp.	10.625	06-15-21	8,600,000	9,857,750

First Data Corp.	11.750	08-15-21	6,385,000	7,087,350

Materials 8.5%				102,703,122

Chemicals 1.7%

Chemtura Corp.	5.750	07-15-21	4,325,000	4,460,156

Hexion US Finance Corp.	8.875	02-01-18	5,900,000	6,150,750

Hexion US Finance Corp.	9.000	11-15-20	6,120,000	6,120,000

Rentech Nitrogen Partners LP (S)	6.500	04-15-21	4,270,000	4,270,000

Construction Materials 1.0%

American Gilsonite Company (S)	11.500	09-01-17	2,570,000	2,794,875

Grupo Cementos de Chihuahua SAB de CV (S)	8.125	02-08-20	4,055,000	4,430,088

U.S. Concrete, Inc. (S)	8.500	12-01-18	4,160,000	4,503,200

Containers & Packaging 1.6%

ARD Finance SA, PIK (S)	11.125	06-01-18	3,317,247	3,549,454

Ball Corp.	4.000	11-15-23	4,575,000	4,323,375

Ball Corp.	5.000	03-15-22	2,755,000	2,844,538

Consolidated Container Company LLC (S)	10.125	07-15-20	4,945,000	5,056,263

Wise Metals Group LLC (S)	8.750	12-15-18	3,700,000	3,940,500

Metals & Mining 3.5%

Aleris International, Inc.	7.875	11-01-20	750,000	753,750

ALROSA Finance SA (S)	7.750	11-03-20	2,400,000	2,652,000

AuRico Gold, Inc. (S)	7.750	04-01-20	1,165,000	1,144,613

Cia Minera Ares SAC (S)	7.750	01-23-21	4,255,000	4,501,194

Edgen Murray Corp. (S)	8.750	11-01-20	5,012,000	5,751,270

HudBay Minerals, Inc.	9.500	10-01-20	3,970,000	4,287,600

MMC Norilsk Nickel OJSC (S)	5.550	10-28-20	3,900,000	3,924,375

Rain CII Carbon LLC (S)	8.000	12-01-18	11,065,000	11,590,588

Thompson Creek Metals Company, Inc.	7.375	06-01-18	7,385,000	7,181,913

Paper & Forest Products 0.7%

Sappi Papier Holding GmbH (S)	7.500	06-15-32	4,143,000	3,500,835

Sappi Papier Holding GmbH (S)	7.750	07-15-17	4,459,000	4,971,785

Telecommunication Services 9.2%				111,911,918

Diversified Telecommunication Services 6.7%

CenturyLink, Inc.	6.750	12-01-23	2,500,000	2,725,000

Cincinnati Bell, Inc.	8.375	10-15-20	8,275,000	9,081,813

Frontier Communications Corp.	7.625	04-15-24	8,690,000	9,037,600

Inmarsat Finance PLC (S)	4.875	05-15-22	3,535,000	3,570,350

Intelsat Luxembourg SA	8.125	06-01-23	16,135,000	17,345,125

T-Mobile USA, Inc.	6.125	01-15-22	1,563,000	1,656,780

T-Mobile USA, Inc.	6.250	04-01-21	5,080,000	5,397,500

T-Mobile USA, Inc.	6.464	04-28-19	2,295,000	2,429,831

T-Mobile USA, Inc.	6.731	04-28-22	965,000	1,042,200

T-Mobile USA, Inc.	6.836	04-28-23	4,015,000	4,356,275

See notes to financial statements	Annual report | Focused High Yield Fund	17

		Maturity
	Rate (%)	date	Par value^	Value

Diversified Telecommunication Services (continued)

tw telecom holdings, Inc.	5.375	10-01-22	3,400,000	$3,472,250

tw telecom holdings, Inc.	6.375	09-01-23	4,200,000	4,494,000

Wind Acquisition Finance SA (S)	7.250	02-15-18	4,000,000	4,220,000

Wind Acquisition Finance SA (S)	7.375	04-23-21	5,000,000	5,175,000

Windstream Corp.	6.375	08-01-23	7,300,000	7,245,250

Wireless Telecommunication Services 2.5%

Comcel Trust (S)	6.875	02-06-24	1,300,000	1,391,000

Digicel Group, Ltd. (S)	7.125	04-01-22	5,250,000	5,407,500

Digicel Group, Ltd. (S)	8.250	09-30-20	4,900,000	5,279,750

Digicel, Ltd. (S)	7.000	02-15-20	3,125,000	3,269,531

SoftBank Corp. (S)	4.500	04-15-20	5,200,000	5,265,000

Sprint Communications, Inc.	6.000	11-15-22	5,500,000	5,678,750

Sprint Communications, Inc.	7.000	08-15-20	3,965,000	4,371,413

Utilities 2.4%				29,205,666

Independent Power and Renewable Electricity Producers 2.4%

Calpine Corp. (S)	5.875	01-15-24	3,115,000	3,262,963

Calpine Corp. (S)	7.875	01-15-23	1,359,000	1,525,478

Dynegy, Inc.	5.875	06-01-23	10,665,000	10,558,350

NRG Energy, Inc.	6.625	03-15-23	5,750,000	6,138,125

NRG Energy, Inc.	7.875	05-15-21	6,940,000	7,720,750

Convertible Bonds 0.5%				$5,696,514

(Cost $4,681,621)

Consumer Discretionary 0.5%				5,696,514

Media 0.5%

Liberty Media Corp. (S)	1.375	10-15-23	1,300,000	1,259,375

Sirius XM Radio, Inc. (S)	7.000	12-01-14	2,454,000	4,437,139

Term Loans (M) 5.9%				$71,045,054

(Cost $70,486,068)

Consumer Discretionary 1.9%				22,578,806

Distributors 0.1%

Renfro Corp.	5.750	01-30-19	987,500	986,266

Hotels, Restaurants & Leisure 0.4%

Centaur Acquisition LLC	8.750	02-15-20	2,300,000	2,330,666

Fontainebleau Las Vegas Holdings LLC (H)	0.000	06-06-14	2,376,576	510,964

Twin River Management Group, Inc.	5.250	11-09-18	2,226,033	2,209,338

Leisure Products 0.2%

Steinway Musical Instruments, Inc.	4.750	09-19-19	2,572,075	2,559,215

Media 1.0%

Clear Channel Communications, Inc.	6.900	01-30-19	10,822,237	10,692,760

SurveyMonkey.com LLC	5.500	02-05-19	971,048	971,048

Specialty Retail 0.2%

Toys R Us Property Company I LLC	6.000	08-21-19	2,427,800	2,318,549

18	Focused High Yield Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value

Energy 1.4%				$16,735,783

Oil, Gas & Consumable Fuels 1.4%

Boomerang Tube LLC	11.000	10-11-17	3,700,000	3,330,000

Oxbow Carbon & Minerals LLC	4.250	07-19-19	3,609,375	3,607,870

Oxbow Carbon & Minerals LLC	8.000	01-17-20	5,500,000	5,603,125

Sabine Oil & Gas LLC	8.750	12-31-18	4,143,000	4,194,788

Financials 0.4%				4,928,905

Insurance 0.4%

Sedgwick Inc	3.750	03-01-21	5,000,000	4,928,905

Health Care 0.6%				7,664,296

Health Care Equipment & Supplies 0.2%

Accellent, Inc.	4.500	03-12-21	2,150,000	2,135,892

Health Care Providers & Services 0.4%

National Mentor Holdings, Inc.	4.750	01-31-21	1,917,537	1,924,728

Opal Acquisition, Inc.	5.000	11-27-20	3,600,975	3,603,676

Industrials 1.2%				14,212,235

Aerospace & Defense 0.3%

WP CPP Holdings LLC	4.750	12-27-19	2,962,500	2,966,203

Commercial Services & Supplies 0.4%

Capital Safety NA Holdings, Inc.	4.000	03-13-21	4,100,000	4,079,500

Capital Safety NA Holdings, Inc.	6.500	03-28-22	1,100,000	1,102,407

Road & Rail 0.5%

Aegis Toxicology Corp.	5.500	02-19-21	4,550,000	4,584,125

Aegis Toxicology Corp.	9.500	08-20-21	1,480,000	1,480,000

Information Technology 0.2%				2,048,443

Software 0.2%

BMC Software Finance, Inc.	5.000	09-10-20	2,044,875	2,048,443

Materials 0.2%				2,876,586

Construction Materials 0.2%

Doncasters Group, Ltd.	9.500	10-09-20	2,855,172	2,876,586

Capital Preferred Securities 0.4%				$5,028,895

(Cost $4,621,602)

Financials 0.4%				5,028,895
Goldman Sachs Capital II (P)(Q)	4.000	07-11-14	2,500,000	2,012,500

Goldman Sachs Capital III (P)(Q)	4.000	07-11-14	2,500,000	2,000,250

Mellon Capital IV (P)(Q)	4.000	07-11-14	1,158,000	1,016,145

See notes to financial statements	Annual report | Focused High Yield Fund	19

		Maturity
	Rate (%)	date	Par value^	Value

Collateralized Mortgage
Obligations 1.0%				$12,576,480

(Cost $9,618,113)

Commercial & Residential 1.0%				12,576,480
Banc of America Re-Remic Trust
Series 2013-DSNY, Class F (P)(S)	3.652	09-15-26	1,000,000	1,007,398

Extended Stay America Trust
Series 2013-ESHM, Class M (S)	7.625	12-05-19	337,963	344,689

HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (S)	0.350	05-19-47	133,124,743	1,414,450
Series 2007-4, Class ES IO	0.350	07-19-47	142,196,780	1,421,968
Series 2007-6, Class ES IO (S)	0.350	08-19-37	111,377,633	1,183,387

Hilton USA Trust
Series 2013-HLF, Class EFL (P)(S)	3.901	11-05-30	3,915,000	3,915,070

JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2013-INMZ, Class M (P)(S)	6.130	09-15-18	3,250,000	3,289,518

			Shares	Value

Common Stocks 3.0%				$36,423,940

(Cost $60,969,741)

Consumer Discretionary 2.0%				24,731,035

Auto Components 0.4%

Cooper Tire & Rubber Company			130,000	3,617,900

TRW Automotive Holdings Corp. (I)			19,100	1,621,017

Automobiles 0.5%

General Motors Company			166,000	5,740,280

Hotels, Restaurants & Leisure 0.0%

Trump Entertainment Resorts, Inc. (I)			557,205	348,253

Media 1.1%

Granite Broadcasting Corp. (I)			11,688	1,169

Sirius XM Canada Holdings, Inc.			1,860,722	13,402,416

Vertis Holdings, Inc. (I)			560,094	0

Financials 0.3%				3,628,013

Banks 0.3%

Talmer Bancorp, Inc. (I)			279,167	3,628,013

Materials 0.7%				8,064,892

Chemicals 0.4%

Huntsman Corp.			186,075	4,966,342

Metals & Mining 0.3%

Freeport-McMoRan Copper & Gold, Inc.			91,000	3,098,550

20	Focused High Yield Fund | Annual report	See notes to financial statements

	Shares	Value

Preferred Securities 5.9%		$71,432,924

(Cost $73,718,060)

Financials 4.0%		48,867,743

Banks 2.0%

FNB Corp. (7.250% to 2-24-24, then 3 month
LIBOR + 4.600%)	141,650	3,878,377

Regions Financial Corp., 6.375%	75,014	1,848,345

Wells Fargo & Company, Series L, 7.500%	4,436	5,465,152

Zions Bancorporation, 6.300%	147,650	3,801,988

Zions Bancorporation, 7.900%	326,066	9,090,720

Consumer Finance 0.3%

Ally Financial, Inc., 7.000% (S)	3,200	3,227,200

Diversified Financial Services 0.5%

Bank of America Corp., Series L, 7.250%	5,187	6,172,841

Insurance 1.0%

Hartford Financial Services
Group, Inc., 7.875%	423,135	12,727,901

Real Estate Investment Trusts 0.2%

Weyerhaeuser Company, 6.375%	45,280	2,655,219

Industrials 0.1%		673,498

Machinery 0.1%

Glasstech, Inc., Series A (I)	144	143,613

Glasstech, Inc., Series B (I)	4,475	529,885

Materials 0.8%		9,506,912

Metals & Mining 0.8%

ArcelorMittal, 6.000%	40,920	950,572

Cliffs Natural Resources, Inc., 7.000%	302,850	5,224,163

Thompson Creek Metals Company, Inc.,
6.500%	205,817	3,332,177

Telecommunication Services 0.1%		1,061,993

Diversified Telecommunication Services 0.1%

Intelsat SA, 5.750%	20,240	1,061,993

Utilities 0.9%		11,322,778

Electric Utilities 0.4%

NextEra Energy, Inc., 5.799%	89,752	5,078,168

Multi-Utilities 0.5%

Dominion Resources, Inc., 6.125%	109,000	6,244,610

	Shares	Value

Warrants 0.0%		$476

(Cost $0)

Mood Media Corp. (Expiration Date: 5-6-16; Strike Price: $3.50) (I)	293,630	476

See notes to financial statements	Annual report | Focused High Yield Fund	21

	Par value^	Value

Short-Term Investments 2.7%		$33,270,992

(Cost $33,270,992)

Repurchase Agreement 2.7%		33,270,992

Barclays Tri-Party Repurchase Agreement dated 5-30-14 at 0.050%
to be repurchased at $25,738,107 on 6-2-14, collateralized by
$26,606,800 U.S. Treasury Notes, 0.750% due 3-31-18 (valued at
$26,252,890, including interest)	25,738,000	25,738,000

Repurchase Agreement with State Street Corp. dated 5-30-14 at
0.000% to be repurchased at $127,992 on 6-2-14, collateralized by $140,000 Federal National Mortgage Association, 2.080%
due 11-2-22 (valued at $133,000, including interest)	127,992	127,992

Repurchase Agreement with State Street Corp. dated 5-30-14 at
0.000% to be repurchased at $7,405,000 on 6-2-14, collateralized by $7,635,000 U.S. Treasury Notes, 0.625% due 11-30-17 (valued
at $7,554,344, including interest)	7,405,000	7,405,000

Total investments (Cost $1,176,040,976)† 97.8%	$1,184,537,424

Other assets and liabilities, net 2.2%		$26,456,493

Total net assets 100.0%	$1,210,993,917

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

^ All par values are denominated in U.S. dollars unless otherwise indicated.

CAD Canadian Dollar

IO Interest-Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

PIK Paid-in-kind

TBD To Be Determined

(H) Non-income producing — Issuer is in default.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $452,795,390 or 37.4% of the fund’s net assets as of 5-31-14.

† At 5-31-14, the aggregate cost of investment securities for federal income tax purposes was $1,177,600,163. Net unrealized appreciation aggregated $6,937,261, of which $57,275,216 related to appreciated investment securities and $50,337,955 related to depreciated investment securities.

22	Focused High Yield Fund | Annual report	See notes to financial statements

The fund had the following country concentration as a percentage of total net assets on 5-31-14:

United States	80.3%
Canada	3.6%
Luxembourg	3.5%
United Kingdom	2.5%
Ireland	1.7%
Mexico	1.2%
Austria	1.0%
Greece	0.8%
Bermuda	0.7%
Jamaica	0.7%
Other Countries	4.0%

Total	100.0%

See notes to financial statements	Annual report | Focused High Yield Fund	23

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 5-31-14

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $1,176,040,976)	$1,184,537,424
Foreign currency, at value (Cost $5,873,945)	5,924,441
Receivable for investments sold	14,487,598
Receivable for fund shares sold	925,108
Receivable for forward foreign currency exchange contracts	926
Dividends and interest receivable	19,502,724
Other receivables and prepaid expenses	67,212

Total assets	1,225,445,433

Liabilities

Due to custodian	127,911
Payable for investments purchased	11,336,785
Payable for forward foreign currency exchange contracts	390,246
Payable for fund shares repurchased	1,794,966
Distributions payable	415,963
Payable to affiliates
Accounting and legal services fees	43,971
Transfer agent fees	116,775
Distribution and service fees	37,502
Trustees’ fees	1,735
Other liabilities and accrued expenses	185,662

Total liabilities	14,451,516

Net assets	$1,210,993,917

Net assets consist of

Paid-in capital	$1,700,048,885
Undistributed net investment income	4,241,274
Accumulated net realized gain (loss) on investments and foreign
currency transactions	(501,457,242)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	8,161,000

Net assets	$1,210,993,917

24	Focused High Yield Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($382,859,008 ÷ 97,163,605 shares)[1]	$3.94
Class B ($44,092,440 ÷ 11,185,804 shares)[1]	$3.94
Class C ($122,856,796 ÷ 31,204,390 shares)[1]	$3.94
Class I ($58,239,690 ÷ 14,807,224 shares)	$3.93
Class NAV ($602,945,983 ÷ 153,248,553 shares)	$3.93

Maximum offering price per share

Class A (net asset value per share ÷ 96%)[2]	$4.10

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Focused High Yield Fund	25

FINANCIAL STATEMENTS

Statement of operations For the year ended 5-31-14

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains for the period stated.

Investment income

Interest	$64,410,817
Dividends	4,875,476
Less foreign taxes withheld	(53,292)

Total investment income	69,233,001

Expenses

Investment management fees	4,902,369
Distribution and service fees	2,652,849
Accounting and legal services fees	193,674
Transfer agent fees	856,056
Trustees’ fees	24,983
State registration fees	75,738
Printing and postage	67,933
Professional fees	89,498
Custodian fees	136,606
Registration and filing fees	64,195
Other	68,805

Total expenses	9,132,706
Less expense reductions	(59,071)

Net expenses	9,073,635

Net investment income	60,159,366

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	12,818,141
Investments in affiliated issuers	(6,619,737)

6,198,404
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in
foreign currencies	11,139,602
Investments in affiliated issuers	5,787,952

16,927,554

Net realized and unrealized gain	23,125,958

Increase in net assets from operations	$83,285,324

26	Focused High Yield Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	5-31-14	5-31-13

Increase (decrease) in net assets

From operations
Net investment income	$60,159,366	$41,152,124
Net realized gain	6,198,404	23,730,709
Change in net unrealized appreciation (depreciation)	16,927,554	55,830,629

Increase in net assets resulting from operations	83,285,324	120,713,462

Distributions to shareholders
From net investment income
Class A	(25,468,400)	(26,535,431)
Class B	(2,823,963)	(3,166,566)
Class C	(7,315,756)	(7,774,068)
Class I	(4,509,866)	(2,213,234)
Class NAV	(25,618,354)	—

Total distributions	(65,736,339)	(39,689,299)
From fund share transactions	(17,836,882)	(58,612,092)
Issued in reorganization	585,992,142	—

Total from fund share transactions	568,155,260	(58,612,092)

Total increase	585,704,245	22,412,071

Net assets

Beginning of year	625,289,672	602,877,601

End of year	$1,210,993,917	$625,289,672

Undistributed net investment income	$4,241,274	$8,290,339

See notes to financial statements	Annual report | Focused High Yield Fund	27

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10

Per share operating performance

Net asset value, beginning of period	$3.90	$3.42	$3.96	$3.64	$2.46
Net investment income[1]	0.24	0.25	0.23	0.26	0.30
Net realized and unrealized gain (loss) on investments	0.06	0.47	(0.57)	0.38	1.22
Total from investment operations	0.30	0.72	(0.34)	0.64	1.52
Less distributions
From net investment income	(0.26)	(0.24)	(0.20)	(0.32)	(0.34)
Net asset value, end of period	$3.94	$3.90	$3.42	$3.96	$3.64
Total return (%)[2,3]	8.00	21.81	(8.33)	18.42	64.42

Ratios and supplemental data

Net assets, end of period (in millions)	$383	$402	$398	$650	$632
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	1.05	1.07	1.02	1.01
Expenses including reductions	0.97	1.05	1.07	1.02	0.99
Expenses including reductions and credits	0.97	1.05	1.07	1.02	0.98
Net investment income	6.25	6.87	6.62	6.89	9.23
Portfolio turnover (%)	75[4]	103	46	51	92

1 Based on average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Excludes merger activity.

CLASS B SHARES Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10

Per share operating performance

Net asset value, beginning of period	$3.90	$3.42	$3.96	$3.63	$2.46
Net investment income[1]	0.21	0.22	0.20	0.24	0.27
Net realized and unrealized gain (loss) on investments	0.06	0.48	(0.56)	0.39	1.21
Total from investment operations	0.27	0.70	(0.36)	0.63	1.48
Less distributions
From net investment income	(0.23)	(0.22)	(0.18)	(0.30)	(0.31)
Net asset value, end of period	$3.94	$3.90	$3.42	$3.96	$3.63
Total return (%)[2,3]	7.20	20.91	(9.02)	17.85	62.82

Ratios and supplemental data

Net assets, end of period (in millions)	$44	$54	$53	$89	$94
Ratios (as a percentage of average net assets):
Expenses before reductions	1.75	1.80	1.82	1.77	1.76
Expenses including reductions	1.75	1.80	1.82	1.77	1.74
Expenses including reductions and credits	1.75	1.80	1.82	1.77	1.73
Net investment income	5.49	6.12	5.87	6.29	8.50
Portfolio turnover (%)	75[4]	103	46	51	92

1 Based on average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Excludes merger activity.

28	Focused High Yield Fund | Annual report	See notes to financial statements

CLASS C SHARES Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10

Per share operating performance

Net asset value, beginning of period	$3.90	$3.42	$3.96	$3.64	$2.46
Net investment income[1]	0.21	0.22	0.20	0.23	0.28
Net realized and unrealized gain (loss) on investments	0.06	0.48	(0.56)	0.39	1.21
Total from investment operations	0.27	0.70	(0.36)	0.62	1.49
Less distributions
From net investment income	(0.23)	(0.22)	(0.18)	(0.30)	(0.31)
Net asset value, end of period	$3.94	$3.90	$3.42	$3.96	$3.64
Total return (%)[2,3]	7.21	20.92	(9.02)	17.55	63.26

Ratios and supplemental data

Net assets, end of period (in millions)	$123	$130	$131	$219	$207
Ratios (as a percentage of average net assets):
Expenses before reductions	1.73	1.80	1.82	1.77	1.76
Expenses including reductions	1.72	1.80	1.82	1.77	1.74
Expenses including reductions and credits	1.72	1.80	1.82	1.77	1.73
Net investment income	5.50	6.12	5.87	6.13	8.47
Portfolio turnover (%)	75[4]	103	46	51	92

1 Based on average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4 Excludes merger activity.

CLASS I SHARES Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10

Per share operating performance

Net asset value, beginning of period	$3.90	$3.41	$3.96	$3.64	$2.46
Net investment income[1]	0.25	0.27	0.24	0.27	0.32
Net realized and unrealized gain (loss) on investments	0.05	0.48	(0.57)	0.39	1.21
Total from investment operations	0.30	0.75	(0.33)	0.66	1.53
Less distributions
From net investment income	(0.27)	(0.26)	(0.22)	(0.34)	(0.35)
Net asset value, end of period	$3.93	$3.90	$3.41	$3.96	$3.64
Total return (%)	8.05	22.58	(8.26)	18.85	64.98

Ratios and supplemental data

Net assets, end of period (in millions)	$58	$40	$20	$60	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	0.72	0.72	0.64	0.66
Expenses including reductions and credits	0.72	0.72	0.72	0.64	0.66
Net investment income	6.44	7.21	6.91	7.04	9.49
Portfolio turnover (%)	75[2]	103	46	51	92

1 Based on average daily shares outstanding.
2 Excludes merger activity.

See notes to financial statements	Annual report | Focused High Yield Fund	29

CLASS NAV SHARES Period ended	5-31-14[1]

Per share operating performance

Net asset value, beginning of period	$3.85
Net investment income[2]	0.15
Net realized and unrealized gain on investments	0.10
Total from investment operations	0.25
Less distributions
From net investment income	(0.17)
Net asset value, end of period	$3.93
Total return (%)	6.62[3]

Ratios and supplemental data

Net assets, end of period (in millions)	$603
Ratios (as a percentage of average net assets):
Expenses before reductions	0.56[4]
Expenses including reductions	0.55[4]
Expenses including reductions and credits	0.55[4]
Net investment income	6.39[4]
Portfolio turnover (%)	75[5,6]

1 The inception date for Class NAV is 10-21-13.
2 Based on average daily shares outstanding.
3 Not annualized.
4 Annualized.
5 Excludes merger activity.
6 The portfolio turnover is shown for the period from 6-1-13 to 5-31-14.

30	Focused High Yield Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Focused High Yield Fund, formerly John Hancock High Yield Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high current income. Capital appreciation is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Effective January 3, 2014, John Hancock High Yield Fund changed its name to John Hancock Focused High Yield Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at

Annual report | Focused High Yield Fund	31

the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of May 31, 2014, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 5-31-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$949,062,149	—	$948,567,518	$494,631
Convertible Bonds	5,696,514	—	5,696,514	—
Term Loans	71,045,054	—	71,045,054	—
Capital Preferred Securities	5,028,895	—	5,028,895	—
Collateralized Mortgage
Obligations	12,576,480	—	8,556,675	4,019,805
Common Stocks	36,423,940	$32,447,674	3,976,266	—
Preferred Securities	71,432,924	63,653,849	7,105,577	673,498
Warrants	476	—	476	—
Short-Term Investments	33,270,992	—	33,270,992	—

Total Investments in
Securities	$1,184,537,424	$96,101,523	$1,083,247,967	$5,187,934
Other Financial Instruments:
Forward Foreign Currency
Contracts	($389,320)	—	($389,320)	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

32	Focused High Yield Fund | Annual report

			COLLATERALIZED
	CORPORATE	CONVERTIBLE	MORTGAGE	COMMON	PREFERRED
	BONDS	BONDS	OBLIGATIONS	STOCKS	SECURITIES	TOTALS

Balance as of 5-31-13	$23,266,753	154,568	$2,461,322	$58	$3,907,224	$29,789,925
Realized gain (loss)	(589,783)	194,638	—	(4,013,535)	(15,805,959)	(20,214,639)
Change in unrealized appreciation (depreciation)	(229,810)	(154,568)	1,330,170	1,596,075	13,943,547	16,485,414
Purchases	562,371	—	—	—	—	562,371
Sales	(32,438,567)	(194,638)	(1,414,217)	—	(2,172,239)	(36,219,661)
Transfers into Level 3	9,923,667	—	1,642,530	4,092,462	800,925	16,459,584
Transfers out of Level 3	—	—	—	(1,675,060)	—	(1,675,060)
Balance as of 5-31-14	$494,631	—	$4,019,805	—	$673,498	$5,187,934
Change in unrealized at period end*	($1,027,326)	—	$1,902,128	—	($1,487,042)	($612,240)

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund custodian or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the fund.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. The fund may have limited rights to enforce the terms of an underlying loan.

At May 31, 2014, the fund had $11,067,056 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income

Annual report | Focused High Yield Fund	33

is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2014 were $856. For the year ended May 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state

34	Focused High Yield Fund | Annual report

registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2014, the fund has a capital loss carryforward of $499,898,056 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2014:

CAPITAL LOSS CARRYFORWARD EXPIRING AT MARCH 31				NO EXPIRATION DATE
2016	2017	2018	2019	SHORT-TERM	LONG-TERM

$6,152,875	$7,851,707	$125,324,964	$104,329,868	$9,009,133	$247,229,509

Availability of a certain amount of the loss carryforward, which was acquired in a merger, may be limited in a given year.

As of May 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended May 31, 2014 and 2013 was as follows:

	MAY 31, 2014	MAY 31, 2013

Ordinary Income	$65,736,339	$39,689,299

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

As of May 31, 2014, the components of distributable earnings on a tax basis consisted of $4,297,282 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of capital loss carryforwards, partnerships, amortization and accretion on debt securities and merger related transactions.

Annual report | Focused High Yield Fund	35

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2014, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended May 31, 2014, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from

36	Focused High Yield Fund | Annual report

$21.6 million to $106.0 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2014.

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

CAD	250,000	USD	229,396	Toronto	7-16-14	$926	—	$926
				Dominion Bank
USD	21,342,912	CAD	23,590,000	Toronto	7-16-14	—	($390,246)	(390,246)
				Dominion Bank
						$926	($390,246)	($389,320)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2014 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Foreign exchange	Receivable/payable for	Forward foreign	$926	($390,246)
contracts	forward foreign currency	currency
	exchange contracts	contracts

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2014:

	STATEMENT OF OPERATIONS	FOREIGN CURRENCY
RISK	LOCATION	TRANSACTIONS*

Foreign exchange	Net realized gain (loss)	$1,605,138
contracts

* Realized gain/loss associated with forward foreign currency contracts is included in the caption Investments in unaffiliated issuers and foreign currency transactions on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2014:

TRANSLATION OF ASSETS
	STATEMENT OF OPERATIONS	AND LIABILITIES IN FOREIGN
RISK	LOCATION	CURRENCIES*

Foreign exchange	Change in net	($628,493)
contracts	unrealized appreciation
(depreciation)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these

Annual report | Focused High Yield Fund	37

arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.6250% of the first $75,000,000 of the fund’s average daily net assets, (b) 0.5625% of the next $75,000,000 of the fund’s average daily net assets, (c) 0.5000% of the next $350,000,000 of the fund’s average daily net assets, (d) 0.4750% of the next $2,000,000,000 of the fund’s average daily net assets and (e) 0.4500% of the fund’s average daily net assets in excess of $2,500,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.72% for Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement will expire on September 30, 2014, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Accordingly, these expense reductions were as follows:

EXPENSE
CLASS	REDUCTION

Class A	$22,602
Class B	2,813
Class C	7,291
Class I	3,881
Class NAV	22,484
Total	$59,071

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2014 were equivalent to a net annual effective rate of 0.50% of the fund’s average daily net assets.

38	Focused High Yield Fund | Annual report

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2014 amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

CLASS	RULE 12b-1 FEE

Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $502,150 for the year ended May 31, 2014. Of this amount, $57,565 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $396,105 was paid as sales commissions to broker-dealers and $48,480 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor. The upfront sales charge for Class A shares is 4.00%. Prior to February 3, 2014, the upfront sales charge for Class A was 4.50%.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2014, CDSCs received by the Distributor amounted to $1,221, $82,313 and $10,663 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Annual report | Focused High Yield Fund	39

Prior to October 1, 2013, Signature Services Cost were calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2014 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
SHARE CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$950,275	$537,567	$28,200	$40,936
Class B	474,801	67,366	14,201	5,622
Class C	1,227,773	173,823	14,308	13,190
Class I	—	77,300	19,029	8,185
Total	$2,652,849	$856,056	$75,738	$67,933

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2014 and 2013 were as follows:

		Year ended 5-31-14	Year ended 5-31-13
	Shares	Amount	Shares	Amount
Class A shares

Sold	21,915,067	$84,772,959	22,718,668	$83,538,265
Distributions reinvested	5,725,328	22,144,623	6,103,100	22,509,367
Repurchased	(33,428,458)	(128,474,959)	(42,298,712)	(154,661,151)

Net decrease	(5,788,063)	($21,557,377)	(13,476,944)	($48,613,519)

Class B shares

Sold	503,189	$1,949,881	1,765,777	$6,465,438
Distributions reinvested	607,170	2,347,377	675,748	2,490,331
Repurchased	(3,647,723)	(14,084,249)	(4,345,022)	(15,939,840)

Net decrease	(2,537,364)	($9,786,991)	(1,903,497)	($6,984,071)

Class C shares

Sold	4,384,319	$16,954,691	4,240,364	$15,643,529
Distributions reinvested	1,646,515	6,363,035	1,762,204	6,487,112
Repurchased	(8,183,867)	(31,545,854)	(11,072,237)	(40,741,921)

Net decrease	(2,153,033)	($8,228,128)	(5,069,669)	($18,611,280)

Class I shares

Sold	18,772,707	$72,112,936	9,119,019	$33,773,503
Distributions reinvested	1,027,372	3,975,455	474,740	1,767,341
Repurchased	(15,242,043)	(59,064,037)	(5,319,064)	(19,944,066)

Net increase	4,558,036	$17,024,354	4,274,695	$15,596,778

40	Focused High Yield Fund | Annual report

		Year ended 5-31-14	Year ended 5-31-13
	Shares	Amount	Shares	Amount
Class NAV shares[1]

Sold	4,425,116	$17,193,559	—	—
Issued in reorganization (Note 9)	152,086,373	585,992,142	—	—
Distributions reinvested	6,575,705	25,618,354	—	—
Repurchased	(9,838,641)	(38,100,653)	—	—

Net increase	153,248,553	$590,703,402	—	—

Total net increase (decrease)	147,328,129	$568,155,260	(16,175,415)	($58,612,092)

1 The inception date for Class NAV is 10-21-13.

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on May 31, 2014.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $712,717,682 and $763,901,207, respectively, for the year ended May 31, 2014.

Note 8 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund’s transactions in the securities of these issuers during the year ended May 31, 2014, is set forth below:

	BEGINNING	ENDING
	SHARE	SHARE	REALIZED	DIVIDEND	ENDING
AFFILIATE	AMOUNT	AMOUNT	GAIN (LOSS)	INCOME	VALUE

Kaiser Group Holdings, Inc.
Purchased: None
Sold: 81,949	81,949	none	($6,619,737)	none	none

Note 9 — Reorganization

On October 10, 2013, the shareholders of John Hancock Funds II High Income Fund (the Acquired fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the fund (the Acquiring fund) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired fund in exchange for shares of the Acquiring fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired fund; and (c) the distribution to Acquired fund’s shareholders of such Acquiring fund’s shares. The reorganization was intended to consolidate the Acquired fund with a fund with a similar objective and achieve potential economies of scale. As a result of the reorganization, the Acquiring funds are the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired fund or its shareholders. Thus, the investments were transferred to the Acquiring fund at the Acquired fund’s identified cost. All distributable amounts of net income and realized gains from the Acquired fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were

Annual report | Focused High Yield Fund	41

borne by the Acquired fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on October 18, 2013. The following outlines the reorganization:

	NET APPRECIATION	SHARES	SHARES	ACQUIRING	ACQUIRING
	OF THE	REDEEMED	ISSUED	FUND’S NET	FUND’S TOTAL
NET ASSET VALUE OF	ACQUIRED FUND’S	BY THE	BY THE	ASSETS PRIOR TO	NET ASSETS AFTER
THE ACQUIRED FUND	INVESTMENTS	ACQUIRED FUND	ACQUIRING FUND	COMBINATION	COMBINATION

$585,992,142	$13,129,324	72,478,190	152,086,373	$612,017,693	$1,198,009,835

Because the combined fund has been managed as a single integrated fund since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired fund that have been included in the Acquiring fund’s Statement of operations at May 31, 2014. See Note 6 for capital shares issued in connection with the above referenced reorganization.

Assuming the acquisition had been completed on June 1, 2013, the beginning of the reporting period, the Acquiring fund’s pro forma results of operations for the year ended May 31, 2014 are as follows:

Net investment income	$ 65,739,125
Net realized and unrealized gain (loss)	34,739,280

Increase (decrease) in net assets from operations	$100,478,405

42	Focused High Yield Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of
John Hancock Focused High Yield Fund (formerly John Hancock High Yield Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Focused High Yield Fund (formerly John Hancock High Yield Fund) (the “Fund”) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 18, 2014

Annual report | Focused High Yield Fund	43

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

44	Focused High Yield Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Annual report | Focused High Yield Fund	45

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2012	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

46	Focused High Yield Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2009	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Andrew G. Arnott, Born: 1971		2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

Annual report | Focused High Yield Fund	47

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

48	Focused High Yield Fund | Annual report

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Andrew G. Arnott
President	Legal counsel
K&L Gates LLP
John J. Danello#
Senior Vice President, Secretary,	Independent registered
and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 5-29-14

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

Annual report | Focused High Yield Fund	49

800-225-5291
800-231-5469 TDD
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Focused High Yield Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	57A 5/14
MF188828	7/14

John Hancock Global Short Duration Credit Fund

Table of Contents

Management’s discussion of fund performance	Page 3
A look at performance	Page 4
Your expenses	Page 6
Portfolio summary	Page 7
Fund’s investments	Page 9
Financial statements	Page 16
Financial highlights	Page 19
Notes to financial statements	Page 20
Trustees and Officers	Page 30
More information	Page 34

Management’s discussion of fund performance
by John Hancock Asset Management (US) LLC, a division of Manulife Asset
Management

During the past year, the U.S. economy continued on the path of recovery. Additionally, accommodative monetary policies by the world’s major central banks continued to help stabilize conditions in the global markets. The three-month London Interbank Offered Rate (LIBOR), a benchmark used to determine rates of various debt instruments, continued on a slow downward trend, starting the past 12 months at 27.5 basis points and ending on May 31, 2014, at 22.6 basis points. The U.S. Federal Reserve Board (Fed) maintained its federal funds rate (the rate banks charge each other for overnight loans) at its historic low range of 0.00% to 0.25%. In December, the Fed announced they would begin tapering their asset purchase program by $10 billion per month, but were also clear to state that they remain committed to keeping short-term interest rates low and the federal funds rate unchanged well past the unemployment target rate of 6.5% (6.3% at May 31, 2014).

Since its inception on October 21, 2013, John Hancock Global Short Duration Credit Fund’s Class NAV shares returned 4.45%. The fund underperformed its benchmark, the Barclays Global High Yield Corporate 1–5 Years Index, which returned 5.11% for the same period. The fund invests primarily in corporate bonds of global credit issuers. The portfolio has a target duration of less than three years. At period-end, the fund’s duration was 2.72, versus 2.33 for the benchmark.

The fund’s investment objective is to seek to maximize total return consisting of current income and capital appreciation. The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. The portfolio management team uses a fundamental approach to security selection. The team seeks out investment opportunities in all sectors of the bond market and seeks to reduce the fund’s risk of loss by looking for stability of income during periods of both credit expansion and credit contraction. As of May 31, 2014, the fund held 47.7% of its net assets in foreign securities.

Among the top contributors to the fund’s performance were bonds from media and entertainment conglomerate Clear Channel Communications, Inc. and Canadian mining firm HudBay Minerals, Inc., as well as capital preferred securities from financial company Goldman Sachs Capital, Inc. Laggards included term loans from retail giant Toys ‘R’ Us, Inc. and bond holdings from Luxembourg-domiciled diamond miner ALROSA Finance SA.

Asset allocation also negatively impacted the performance of the portfolio during the period. In particular, our strategic allocation to bank loans was a factor. The portfolio had approximately 10% of its net assets invested in bank loans at May 31, 2014 and maintained a similar exposure for most of the period. While bank loans generated a positive return during the period (approximately +4% according to Credit Suisse Leveraged Loan Index), they lagged the bond portion of the portfolio as well as the underlying index. The portfolio utilizes bank loans to express credit views in the portfolio while providing reduced sensitivity to interest rate fluctuations. Structurally senior bank loans add diversification and are expected to reduce the overall volatility of the portfolio while maintaining a high level of current income.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

3

A look at performance

Total returns for the period ended May 31, 2014

									SEC 30-day	SEC 30-day
	Average annual total returns (%)				Cumulative total returns (%)				yield (%)	yield (%)
	with maximum sales charge				with maximum sales charge				subsidized	unsubsidized[1]

	1-year	5-year	10-year	inception Since	1-year	5-year	10-year	inception Since [2]	5-31-14 as of	5-31-14 as of

Class NAV[3]	—	—	—	—	—	—	—	4.45	4.88	4.88

Index 1†	—	—	—	—	—	—	—	5.11	—	—

Index 2†	—	—	—	—	—	—	—	6.82	—	—

Performance figures assume all distributions have been reinvested. Sales charges are not applicable to Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. For Class NAV shares, the net expenses equal the gross expenses. The expense ratios are as follows:

Class NAV*
Net/Gross (%)	0.96

* Expenses have been estimated for the fund’s first year of operations.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index 1 is Barclays Global High Yield Corporate 1-5 Years Index; Index 2 is the Barclays Global High Yield Index.

See the following page for footnotes.

Global Short Duration Credit Fund | Annual report

4

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Barclays Global High Yield Corporate 1-5 Years Index is an unmanaged index that measures the performance of below-investment-grade international corporate debt, with maturities of 1-5 years.

Barclays Global High Yield Index is an unmanaged Index that measures the performance of below-investment-grade international corporate debt.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1 Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2 From 10-21-13.
3 For certain types of investors, as described in the fund’s prospectus.

Annual report | Global Short Duration Credit Fund

5

Global Short Duration Credit Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2013, with the same investment held until May 31, 2014.

	Account value	Ending value	Expenses paid during	Annualized
	on 12-1-13	on 5-31-14	period ended 5-31-14[1]	expense ratio

Class NAV	$1,000.00	$1,049.30	$4.80	0.94%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2013, with the same investment held until May 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during	Annualized
	on 12-1-13	on 5-31-14	period ended 5-31-14[1]	expense ratio

Class NAV	$1,000.00	$1,020.20	$4.73	0.94%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

Global Short Duration Credit Fund
Portfolio summary
As of 5-31-14

Portfolio Composition[1]
Corporate Bonds	82.1%
Term Loans	10.4%
Preferred Securities	1.0%
Capital Preferred Securities	0.9%
Collateralized Mortgage Obligations	0.9%
Foreign Government Obligations	0.6%
Short-Term Investments & Other	4.1%

Country Composition[1]

United States	52.3%
Hong Kong	7.6%
China	5.6%
Netherlands	5.3%
Cayman Islands	4.5%
Luxembourg	4.3%
United Kingdom	4.0%
Singapore	2.1%
Mexico	2.0%
Indonesia	2.0%
Other Countries	10.3%

Quality Composition[1,2]

A	0.7%
BBB	6.7%
BB	32.3%
B	38.4%
CCC & Below	13.9%
Equity	1.0%
Not Rated	2.9%
Short-Term Investments & Other	4.1%

1 As a percentage of net assets on 5-31-14.

2 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-14 and do not reflect subsequent downgrades or upgrades, if any.

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if the creditor is unable or unwilling to make principal or interest payments. Illiquid securities may be difficult to sell at a price approximating their value. Investments in higher yielding, lower-rated securities include a higher risk of default. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency

7

Global Short Duration Credit Fund
Portfolio summary
As of 5-31-14

transactions are affected by fluctuations in exchange rates. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed income markets may adversely affect issuers worldwide. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Mortgage and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Loan participations and assignments involve additional risks, including credit, interest-rate, counterparty, liquidity, and lending risks. Please see the fund's prospectus for additional risks.

8

Global Short Duration Credit Fund
Fund’s investments
As of 5-31-14

		Maturity
	Rate (%)	date	Par value^	Value

Corporate Bonds 82.1%				$122,926,153

(Cost $121,359,010)

Argentina 0.3%				417,355

Arcos Dorados Holdings, Inc. (S)	10.250	07/13/16	BRL 1,000,000	417,355

Barbados 0.3%				423,500

Columbus International, Inc. (S)	7.375	03/30/21	400,000	423,500

Bermuda 0.2%				234,025

Aircastle, Ltd.	5.125	03/15/21	230,000	234,025

Brazil 1.0%				1,575,585

Cia de Saneamento Basico do Estado de Sao Paulo (S)	6.250	12/16/20	1,000,000	1,041,781
Vale Overseas, Ltd.	4.625	09/15/20	500,000	533,804

Canada 1.7%				2,586,836

Air Canada (S)	7.750	04/15/21	180,000	185,625
AuRico Gold, Inc. (S)	7.750	04/01/20	110,000	108,075
Cascades, Inc.	7.875	01/15/20	240,000	255,900
CHC Helicopter SA	9.250	10/15/20	900,000	981,000
HudBay Minerals, Inc.	9.500	10/01/20	840,000	907,200
Sirius XM Canada Holdings, Inc. (S)	5.625	04/23/21	CAD 160,000	149,036

Cayman Islands 3.9%				5,884,072

Agromercantil Senior Trust (S)	6.250	04/10/19	875,000	913,281
Banco Santander Brasil SA (S)	8.000	03/18/16	BRL 1,000,000	420,703
BCP Singapore VI Cayman Financing Company, Ltd. (S)	8.000	04/15/21	1,000,000	1,017,500
Braskem Finance, Ltd.	6.450	02/03/24	515,000	545,900
Cementos Progreso Trust (S)	7.125	11/06/23	430,000	455,800
Champion MTN, Ltd.	3.750	01/17/23	800,000	722,938
China Overseas Grand Oceans Finance Cayman II, Ltd.	5.125	01/23/19	1,000,000	1,002,950
Comcel Trust (S)	6.875	02/06/24	500,000	535,000
Odebrecht Finance, Ltd. (S)	7.125	06/26/42	250,000	270,000

China 5.6%				8,395,571

Agile Property Holdings, Ltd.	8.875	04/28/17	800,000	833,000
Central China Real Estate, Ltd.	6.500	06/04/18	800,000	762,032
China SCE Property Holdings, Ltd.	11.500	11/14/17	500,000	517,500
China Shanshui Cement Group, Ltd.	8.500	05/25/16	1,200,000	1,249,495
Country Garden Holdings Company, Ltd.	11.250	04/22/17	1,200,000	1,269,600
Kaisa Group Holdings, Ltd.	8.875	03/19/18	800,000	812,000
Longfor Properties Company, Ltd.	6.875	10/18/19	1,000,000	1,030,600
Lonking Holdings, Ltd.	8.500	06/03/16	800,000	834,000
Parkson Retail Group, Ltd.	4.500	05/03/18	1,200,000	1,087,344

Colombia 0.2%				246,250

Pacific Rubiales Energy Corp. (S)	5.125	03/28/23	250,000	246,250

France 0.4%				539,150

Credit Agricole SA (7.875% to 01/23/2024, then 5 year U.S.
Swap Rate + 4.898%) (Q)(S)	7.875	01/23/24	500,000	539,150

Greece 0.2%				371,863

Navios Maritime Acquisition Corp. (S)	8.125	11/15/21	355,000	371,863

9

Global Short Duration Credit Fund
Fund’s investments
As of 5-31-14

		Maturity
	Rate (%)	date	Par value^	Value

Hong Kong 7.6%				$11,408,145

Chalieco Hong Kong Corp., Ltd. (6.875% to 2-28-17, then 3
year CMT + 11.152%) (Q)	6.875	02/28/17	1,000,000	1,015,000
China Oil & Gas Group, Ltd.	5.250	04/25/18	800,000	823,210
FPT Finance, Ltd.	6.375	09/28/20	800,000	867,040
Franshion Investment, Ltd.	4.700	10/26/17	800,000	812,000
Gemdale International Investment, Ltd.	7.125	11/16/17	1,200,000	1,212,000
Hero Asia Investment, Ltd. (5.250% to 12-7-15, then 3 year
CMT + 9.912%) (Q)	5.250	12/07/15	1,000,000	1,024,682
KWG Property Holding, Ltd.	8.975	01/14/19	1,200,000	1,184,288
Metropolitan Light International, Ltd.	5.250	01/17/18	800,000	816,000
Shimao Property Holdings, Ltd.	11.000	03/08/18	1,200,000	1,318,800
Texhong Textile Group, Ltd.	7.625	01/19/16	800,000	822,000
Yancoal International Resources Development Company,
Ltd.	4.461	05/16/17	1,000,000	987,500
Zoomlion HK SPV Company, Ltd.	6.875	04/05/17	500,000	525,625

India 0.6%				828,000

ICICI Bank, Ltd. (6.375% to 4-30-17, then 6 month LIBOR +
2.280%)	6.375	04/30/22	800,000	828,000

Indonesia 2.0%				3,002,575

Adaro Indonesia PT	7.625	10/22/19	1,200,000	1,267,200
Pertamina Persero PT	4.300	05/20/23	500,000	476,875
Perusahaan Listrik Negara PT	5.500	11/22/21	1,200,000	1,258,500

Ireland 1.1%				1,680,275

Ardagh Packaging Finance PLC (S)	7.375	10/15/17	500,000	526,250
Grifols Worldwide Operations, Ltd. (S)	5.250	04/01/22	1,115,000	1,154,025

Jersey, Channel Islands 0.3%				514,375

West China Cement, Ltd.	7.500	01/25/16	500,000	514,375

Luxembourg 4.3%				6,376,857

ALROSA Finance SA (S)	7.750	11/03/20	1,000,000	1,105,000
Altice SA (S)	7.750	05/15/22	395,000	415,244
Intelsat Jackson Holdings SA	7.500	04/01/21	500,000	547,500
Severstal OAO (S)	5.900	10/17/22	1,000,000	970,000
Takko Luxembourg 2 S.C.A (S)	9.875	04/15/19	EUR 500,000	644,088
Telecom Italia Capital SA	7.175	06/18/19	1,000,000	1,158,750
Wind Acquisition Finance SA (S)	7.250	02/15/18	1,000,000	1,055,000
Wind Acquisition Finance SA (S)	7.375	04/23/21	465,000	481,275

Marshall Islands 0.5%				782,785

Navios South American Logistics, Inc. (S)	7.250	05/01/22	340,000	349,775
Teekay Offshore Partners LP	6.000	07/30/19	430,000	433,010

Mexico 2.0%				3,065,750

Credito Real SAB de CV (S)	7.500	03/13/19	1,000,000	1,080,000
Empresas ICA SAB de CV (S)	8.375	07/24/17	1,000,000	1,047,500
Petroleos Mexicanos	6.625	06/15/35	625,000	731,250
Tenedora Nemak SA de CV (S)	5.500	02/28/23	200,000	207,000

Netherlands 5.0%				7,493,712

Bharti Airtel International Netherlands BV	5.125	03/11/23	800,000	828,720
ICTSI Treasury BV	4.625	01/16/23	500,000	486,500
Indo Energy Finance II BV	6.375	01/24/23	1,000,000	817,500

10

Global Short Duration Credit Fund
Fund’s investments
As of 5-31-14

		Maturity
	Rate (%)	date	Par value^	Value

Netherlands (continued)

Indosat Palapa Company BV	7.375	07/29/20	800,000	$868,000
Listrindo Capital BV	6.950	02/21/19	800,000	856,000
Lukoil International Finance BV (S)	4.563	04/24/23	1,300,000	1,244,750
Nostrum Oil & Gas Finance BV (S)	6.375	02/14/19	1,000,000	1,032,500
Schaeffler Finance BV (S)	3.250	05/15/19	EUR 1,000,000	1,359,742

Paraguay 0.4%				545,000

Banco Regional S.A.E.C.A. (S)	8.125	01/24/19	500,000	545,000

Peru 0.9%				1,376,965

Cia Minera Ares SAC (S)	7.750	01/23/21	250,000	264,465
Inkia Energy, Ltd. (S)	8.375	04/04/21	1,000,000	1,112,500

Singapore 2.1%				3,160,543

Alam Synergy Pte, Ltd.	9.000	01/29/19	900,000	947,250
TBG Global Pte, Ltd.	4.625	04/03/18	500,000	503,750
Theta Capital Pte, Ltd.	7.000	05/16/19	800,000	835,543
Yanlord Land Group, Ltd.	10.625	03/29/18	800,000	874,000

United Arab Emirates 0.3%				441,900

Dubai Electricity & Water Authority (S)	7.375	10/21/20	360,000	441,900

United Kingdom 4.0%				5,917,474

Ineos Finance PLC (S)	7.500	05/01/20	750,000	819,375
Inmarsat Finance PLC (S)	4.875	05/15/22	305,000	308,050
Lloyds Banking Group PLC (7.500% to 06/27/2024, then 5
year U.S. Swap Rate + 4.760%) (Q)	7.500	06/27/24	585,000	626,681
New Look Bondco I PLC (S)	8.750	05/14/18	GBP 750,000	1,354,578
Tullow Oil PLC (S)	6.000	11/01/20	1,000,000	1,030,000
Tullow Oil PLC (S)	6.250	04/15/22	500,000	516,250
Vedanta Resources PLC	6.000	01/31/19	400,000	413,500
Vedanta Resources PLC	6.750	06/07/16	800,000	849,040

United States 35.9%				53,681,218

21st Century Oncology, Inc.	9.875	04/15/17	580,000	545,200
Alliance One International, Inc.	9.875	07/15/21	280,000	285,600
Allison Transmission, Inc. (S)	7.125	05/15/19	300,000	321,750
AMC Entertainment, Inc.	5.875	02/15/22	280,000	289,800
American Airlines 2013-2 Class B Pass Through Trust (S)	5.600	07/15/20	243,611	255,182
American Gilsonite Company (S)	11.500	09/01/17	250,000	271,875
AmeriGas Finance LLC	7.000	05/20/22	1,000,000	1,105,000
Ancestry.com, Inc., PIK (S)	9.625	10/15/18	565,000	581,950
Arch Coal, Inc. (S)	8.000	01/15/19	1,370,000	1,346,025
Associated Materials LLC	9.125	11/01/17	1,015,000	1,055,600
Avaya, Inc. (S)	9.000	04/01/19	500,000	515,000
B/E Aerospace, Inc.	5.250	04/01/22	1,350,000	1,434,375
BBVA Bancomer SA (S)	6.500	03/10/21	1,000,000	1,116,250
BioScrip, Inc. (S)	8.875	02/15/21	250,000	261,250
Brightstar Corp. (S)	9.500	12/01/16	1,000,000	1,081,250
Cablevision Systems Corp.	8.625	09/15/17	475,000	555,750
Calpine Corp. (S)	5.875	01/15/24	205,000	214,738
Calpine Corp. (S)	7.875	01/15/23	1,000,000	1,122,500
Carrizo Oil & Gas, Inc.	7.500	09/15/20	500,000	547,500
Cemex Finance LLC (S)	6.000	04/01/24	300,000	307,875
Cemex Finance LLC (S)	9.375	10/12/22	1,250,000	1,468,750
Cincinnati Bell, Inc.	8.750	03/15/18	1,000,000	1,048,750

11

Global Short Duration Credit Fund
Fund’s investments
As of 5-31-14

		Maturity
	Rate (%)	date	Par value^	Value

United States (continued)

Clayton Williams Energy, Inc.	7.750	04/01/19	500,000	$531,250
Clear Channel Communications, Inc., PIK	14.000	02/01/21	1,355,000	1,378,713
Community Health Systems, Inc. (S)	5.125	08/01/21	60,000	60,900
Community Health Systems, Inc. (S)	6.875	02/01/22	220,000	231,550
DISH DBS Corp.	7.875	09/01/19	500,000	595,000
E*TRADE Financial Corp.	6.375	11/15/19	525,000	570,281
Endo Finance LLC (S)	7.250	01/15/22	500,000	545,000
Enova International, Inc. (S)	9.750	06/01/21	125,000	122,969
ExamWorks Group, Inc.	9.000	07/15/19	500,000	543,750
First Cash Financial Services, Inc. (S)	6.750	04/01/21	315,000	333,506
First Data Corp.	11.750	08/15/21	720,000	799,200
Florida East Coast Holdings Corp. (S)	6.750	05/01/19	335,000	348,819
Forbes Energy Services, Ltd.	9.000	06/15/19	1,000,000	1,032,500
FTS International, Inc. (S)	6.250	05/01/22	185,000	188,700
Gentiva Health Services, Inc.	11.500	09/01/18	1,000,000	1,073,750
Halcon Resources Corp.	8.875	05/15/21	300,000	319,500
Harbinger Group, Inc.	7.875	07/15/19	200,000	218,500
Hexion US Finance Corp.	8.875	02/01/18	1,000,000	1,042,500
Hexion US Finance Corp.	9.000	11/15/20	750,000	750,000
Hillman Group, Inc.	10.875	06/01/18	1,000,000	1,061,000
IAC/InterActiveCorp	4.875	11/30/18	180,000	188,550
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10/15/19	1,000,000	1,037,500
Key Energy Services, Inc.	6.750	03/01/21	250,000	261,250
Kinetic Concepts, Inc.	10.500	11/01/18	125,000	141,824
Kraton Polymers LLC	6.750	03/01/19	500,000	528,750
Kratos Defense & Security Solutions, Inc.	10.000	06/01/17	1,250,000	1,317,188
Lee Enterprises, Inc. (S)	9.500	03/15/22	70,000	74,375
LifePoint Hospitals, Inc. (S)	5.500	12/01/21	155,000	162,363
LIN Television Corp.	8.375	04/15/18	300,000	316,875
Linn Energy LLC	8.625	04/15/20	500,000	541,875
Midstates Petroleum Company, Inc.	9.250	06/01/21	865,000	929,875
Modular Space Corp. (S)	10.250	01/31/19	265,000	275,600
Mohegan Tribal Gaming Authority	9.750	09/01/21	1,375,000	1,485,000
Nationstar Mortgage LLC	7.875	10/01/20	1,050,000	1,060,500
Outerwall, Inc.	6.000	03/15/19	150,000	155,813
PF Chang's China Bistro, Inc. (S)	10.250	06/30/20	750,000	770,625
Pioneer Energy Services Corp. (S)	6.125	03/15/22	60,000	61,650
Post Holdings, Inc. (S)	6.000	12/15/22	100,000	100,875
Rain CII Carbon LLC (S)	8.000	12/01/18	1,000,000	1,047,500
Rex Energy Corp.	8.875	12/01/20	500,000	555,000
Reynolds Group Issuer, Inc.	9.000	04/15/19	500,000	530,000
Rialto Holdings LLC (S)	7.000	12/01/18	500,000	522,500
Rite Aid Corp.	9.250	03/15/20	680,000	775,200
Samson Investment Company (S)	10.750	02/15/20	1,000,000	1,045,000
Select Medical Corp. (S)	6.375	06/01/21	250,000	260,625
Select Medical Corp.	6.375	06/01/21	250,000	260,625
Simmons Foods, Inc. (S)	10.500	11/01/17	500,000	540,000
Southern States Cooperative, Inc. (S)	10.000	08/15/21	400,000	400,000
SPL Logistics Escrow LLC (S)	8.875	08/01/20	1,000,000	1,112,500
Springleaf Finance Corp.	6.000	06/01/20	250,000	253,750
Springleaf Finance Corp.	6.900	12/15/17	500,000	547,500
Sprint Communications, Inc.	6.000	11/15/22	500,000	516,250
Sprint Communications, Inc. (S)	9.000	11/15/18	545,000	662,175
T-Mobile USA, Inc.	6.125	01/15/22	374,000	396,440
Tenet Healthcare Corp.	8.125	04/01/22	500,000	568,750

12

Global Short Duration Credit Fund
Fund’s investments
As of 5-31-14

		Maturity
	Rate (%)	date	Par value^	Value

United States (continued)

Thompson Creek Metals Company, Inc.	7.375	06/01/18	500,000	$486,250
Toys R Us Property Company II LLC	8.500	12/01/17	1,000,000	1,020,000
Toys R Us, Inc.	10.375	08/15/17	250,000	200,625
TransDigm, Inc. (S)	6.500	07/15/24	250,000	253,750
U.S. Concrete, Inc. (S)	8.500	12/01/18	255,000	276,038
Vector Group, Ltd. (S)	7.750	02/15/21	265,000	282,225
Vector Group, Ltd.	7.750	02/15/21	1,075,000	1,144,875
Virgin Media Secured Finance PLC (S)	5.375	04/15/21	500,000	514,375
W&T Offshore, Inc.	8.500	06/15/19	500,000	541,250
Walter Investment Management Corp. (S)	7.875	12/15/21	1,105,000	1,114,669
William Lyon Homes, Inc. (S)	5.750	04/15/19	600,000	613,500
WMG Acquisition Corp. (S)	6.750	04/15/22	350,000	350,000

Venezuela 0.6%				967,706

Petroleos de Venezuela SA	5.000	10/28/15	735,000	678,956
Petroleos de Venezuela SA	5.375	04/12/27	500,000	288,750

Virgin Islands 0.7%				1,008,666

Wanda Properties Overseas, Ltd.	4.875	11/21/18	1,000,000	1,008,666

Capital Preferred Securities 0.9%				$1,374,938
(Cost $1,256,784)

United States 0.9%				1,374,938

Goldman Sachs Capital II (P)(Q)	4.000	07/07/14	750,000	603,750
Goldman Sachs Capital III (P)(Q)	4.000	07/07/14	750,000	600,075
Mellon Capital IV (P)(Q)	4.000	07/07/14	195,000	171,113

Foreign Government Obligations 0.6%				$903,000
(Cost $875,000)

Vietnam 0.6%				903,000

Socialist Republic of Vietnam	6.750	01/29/20	800,000	903,000

Term Loans (M) 10.4%				$15,536,668
(Cost $15,636,271)

Cayman Islands 0.6%				941,744

Offshore Group Investment, Ltd.	5.000	10/25/17	947,368	941,744

Netherlands 0.3%				479,000

Sybil Finance BV	5.000	03/18/20	480,000	479,000

United States 9.5%				14,115,924

Attachmate Corp.	7.250	11/22/17	455,037	457,881
BBTS Borrower LP (T)	TBD	05/31/19	1,138,741	1,146,806
Capital Safety NA Holdings, Inc.	4.000	03/13/21	500,000	497,500
Capital Safety NA Holdings, Inc.	6.500	03/28/22	500,000	501,094
Checkout Holding Corp.	4.500	04/09/21	390,000	389,391
CRC Health Corp.	5.250	03/29/21	300,000	300,875
CRC Health Corp.	9.000	09/28/21	700,000	702,333
Gardner Denver, Inc.	4.250	07/30/20	995,000	994,005
Gentiva Health Services, Inc.	6.500	10/18/19	997,500	997,916
JC Penney Corp., Inc.	6.000	05/22/18	746,241	751,021
Lands' End, Inc.	4.250	04/02/21	600,000	598,500

13

Global Short Duration Credit Fund
Fund’s investments
As of 5-31-14

		Maturity
Rate (%)		date	Par value^	Value

United States (continued)

National Mentor Holdings, Inc.	4.750	01/31/21	402,437	$403,946
NTelos, Inc.	5.750	11/08/19	994,950	994,950
Opal Acquisition, Inc.	5.000	11/27/20	498,750	499,124
Oxbow Carbon & Minerals LLC	8.000	01/17/20	500,000	509,375
Sedgwick, Inc.	6.750	02/28/22	500,000	498,438
Templar Energy LLC	8.000	11/25/20	500,000	495,000
The Goodyear Tire & Rubber Company	4.750	04/30/19	1,000,000	1,005,000
The Sun Products Corp.	5.500	03/23/20	491,295	472,258
Toys R Us - Delaware, Inc.	5.250	05/25/18	992,019	776,255
Valeant Pharmaceuticals International, Inc.	3.750	08/05/20	463,260	462,230
Walter Energy, Inc.	7.250	04/02/18	500,000	483,854
Weight Watchers International, Inc.	4.000	04/02/20	225,000	178,172

Collateralized Mortgage Obligations 0.9%				$1,257,164

(Cost $1,260,000)

United States 0.9%				1,257,164

Hilton USA Trust
Series 2013-HLF, Class EFL (P) (S)	3.901	11/05/30	245,000	245,004
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2013-INMZ, Class M (P) (S)	6.130	09/15/18	1,000,000	1,012,160

			Shares	Value

Preferred Securities 1.0%				$1,533,692
(Cost $1,434,541)

United States 1.0%				1,533,692

Ally Financial, Inc., 7.000% (S)			300	302,550
American Tower Corp., 5.250%			7,100	759,771
FNB Corp. (7.250% to 2-24-24, then 3 month LIBOR + 4.600%)			8,950	245,051
NextEra Energy, Inc., 5.799%			4,000	226,320

			Par value	Value

Short-Term Investments 3.1%				$4,649,000
(Cost $4,649,000)

Repurchase Agreement 3.1%				4,649,000

Repurchase Agreement with State Street Corp. dated 5-30-14 at
0.000% to be repurchased at $4,649,000 on 6-2-14, collateralized by $4,795,000 U.S. Treasury Notes, 0.625% due 11-30-17 (valued
at $4,744,346, including interest)			$4,649,000	4,649,000

Total investments (Cost $146,470,606)† 99.0%				$148,180,615

Other assets and liabilities, net 1.0%				$1,475,658

Total net assets 100.0%				$149,656,273

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Currency Abbreviations

BRL	Brazilian Real

14

Global Short Duration Credit Fund
Fund’s investments
As of 5-31-14

CAD Canadian Dollar

EUR Euro

GBP Pound Sterling

Notes to Schedule of Investments

CMT Constant Maturity Treasury

LIBOR London Interbank Offered Rate

PIK Paid-in-kind

TBD To Be Determined

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $49,892,584 or 33.3% of the fund's net assets as of 5-31-14.

(T) This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

† At 5-31-14, the aggregate cost of investment securities for federal income tax purposes was $146,841,807. Net unrealized appreciation aggregated $1,338,808, of which $2,476,710 related to appreciated investment securities and $1,137,902 related to depreciated investment securities.

The fund had the following sector composition as a percentage of net assets on 5-31-14:

Financials	21.1%
Energy	14.3%
Consumer Discretionary	14.0%
Materials	10.5%
Industrials	9.4%
Telecommunication Services	7.4%
Health Care	6.1%
Utilities	4.7%
Consumer Staples	3.5%
Information Technology	3.4%
Collateralized Mortgage Obligations	0.9%
Foreign Government Obligations	0.6%
Short-Term Investments & Other	4.1%

Total	100.0%

15

Global Short Duration Credit Fund

Statement of assets and liabilities — May 31, 2014

Assets

Investments, at value (Cost $146,470,606)	$148,180,615
Cash	967,189
Foreign currency, at value (Cost $668)	676
Cash held at broker for futures contracts	65,000
Receivable for investments sold	2,660
Receivable for forward foreign currency
exchange contracts	35,736
Dividends and interest receivable	2,336,154
Receivable for futures variation margin	5,469
Other receivables and prepaid expenses	7,366

Total assets	151,600,865

Liabilities

Payable for investments purchased	1,786,692
Payable for forward foreign currency exchange
contracts	31,332
Payable for fund shares repurchased	13,993
Payable to affiliates
Accounting and legal services fees	2,900
Trustees' fees	78
Other liabilities and accrued expenses	109,597

Total liabilities	1,944,592

Net assets	$149,656,273

Net assets consist of

Paid-in capital	$148,081,909
Undistributed net investment income	107,777
Accumulated net realized gain (loss) on
investments, futures contracts and foreign
currency transactions	(227,534)
Net unrealized appreciation (depreciation) on
investments, futures contracts and translation of
assets and liabilities in foreign currencies	1,694,121

Net assets	$149,656,273

Net asset value per share

Based on net asset value and shares
outstanding-the fund has an unlimited number of
shares authorized with no par value
Class NAV ($149,656,273 ÷ 14,825,816 shares)	$10.09

See Notes to financial statements

16

Global Short Duration Credit Fund

Statement of operations — For the period ended May 31, 20141

Investment income

Interest	$4,377,913
Dividends	14,541

Total investment income	4,392,454

Expenses

Investment management fees	526,829
Accounting and legal services fees	9,615
Trustees' fees	1,061
Professional fees	88,190
Custodian fees	33,040
Registration and filing fees	23,859
Other	9,324

Total expenses	691,918

Less expense reductions	(4,453)

Net expenses	687,465

Net investment income	3,704,989

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments and foreign currency transactions	324,147
Futures contracts	(77,996)
246,151

Change in net unrealized appreciation
(depreciation) of
Investments and translation of assets and
liabilities in foreign currencies	1,714,564
Futures contracts	(20,443)
1,694,121

Net realized and unrealized gain	1,940,272

Increase in net assets from operations	$5,645,261

1 Period from 10-21-13 (commencement of operations) to 5-31-14.

See Notes to financial statements

17

Global Short Duration Credit Fund

Statement of changes in net assets

Period ended
5-31-14[1]
Increase (decrease) in net assets

From operations
Net investment income	$3,704,989
Net realized gain	246,151
Change in net unrealized appreciation
(depreciation)	1,694,121

Increase in net assets resulting from
operations	5,645,261

Distributions to shareholders
From net investment income
Class NAV	(4,076,638)

From fund share transactions	148,087,650

Total increase	149,656,273

Net assets

Beginning of period	—

End of period	$149,656,273

Undistributed net investment income	$107,777

1 Period from 10-21-13 (commencement of operations) to 5-31-14.

See Notes to financial statements

18

Global Short Duration Credit Fund

Financial highlights (For a share outstanding throughout the period)

Class NAV Shares

5-31-14[1]
Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.31
Net realized and unrealized gain on
investments	0.13
Total from investment operations	0.44

Less distributions
From net investment income	(0.35)

Net asset value, end of period	$10.09

Total return (%)[3]	4.45[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$150
Ratios (as a percentage of average net
assets):
Expenses before reductions	0.97[5]
Expenses including reductions	0.97[5]
Net investment income	5.20[5]
Portfolio turnover (%)	44

1 Period from 10-21-13 (commencement of operations) to 5-31-14.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period.
4 Not annualized.
5 Annualized.

See Notes to financial statements

19

Notes to financial statements

Note 1 — Organization

John Hancock Global Short Duration Credit Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return consisting of current income and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class NAV shares are offered to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class.

Note 2 - Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily

20

available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values of input classifications of the fund’s investments as of May 31, 2014, by major security category or type:

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	5-31-14	Price	Inputs	Inputs
Corporate Bonds	$122,926,153	—	$122,926,153	—
Capital Preferred Securities	1,374,938	—	1,374,938	—
Foreign Government Obligations	903,000	—	903,000	—
Term Loans	15,536,668	—	15,536,668	—
Collateralized Mortgage Obligations	1,257,164	—	1,257,164	—
Preferred Securities	1,533,692	$986,091	547,601	—
Short-Term Investments	4,649,000	—	4,649,000	—

Total Investments in Securities	$148,180,615	$986,091	$147,194,524	—
Other Financial Instruments:
Futures	($20,443)	($20,443)	—	—
Forward Foreign Currency Contracts	$4,404	—	$4,404	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. The fund may have limited rights to enforce the terms of an underlying loan.

At May 31, 2014, the fund had $1,257,342 in unfunded loan commitments outstanding.

21

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the period ended May 31, 2014 were $239. For the period ended May 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of May 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

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Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually. The tax character of distributions for the period ended May 31, 2014 was as follows:

May 31, 2014

Ordinary Income	$4,076,638

As of May 31, 2014, the components of distributable earnings on a tax basis consisted of $236,162 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 – Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

23

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund’s investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable/payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the period ended May 31, 2014, the fund used futures contracts to manage duration of the fund. During the period ended May 31, 2014, the fund held futures contracts with notional values ranging up to $6.2 million. The following table summarizes the contracts held at May 31, 2014.

	Number
	of		Expiration	Notional	Notional	Unrealized
Open Contracts	Contracts	Position	Date	Basis	Value	Depreciation

10-Year U.S. Treasury Note
futures	50	Short	Sep 2014	($6,255,338)	($6,275,781)	($20,443)

						($20,443)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the period ended May 31, 2014, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the period ended May 31, 2014, the fund held forward foreign currency contracts with U.S. dollar notional values ranging up to $6.7 million. The following table summarizes the contracts held at May 31, 2014.

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					Contractual			Net Unrealized
					Settlement	Unrealized	Unrealized	Appreciation/
Contract to Buy			Contract to Sell	Counterparty	Date	Appreciation	Depreciation	(Depreciation)
CAD	928,000	USD	851,517	Toronto Dominion Bank	7/16/2014	$3,437	-	$3,437
				State Street Bank and
EUR	1,015,000	USD	1,396,823	Trust Company	7/16/2014	-	($13,300)	(13,300)

USD	986,171	CAD	1,090,000	Toronto Dominion Bank	7/16/2014	-	(18,032)	(18,032)
USD	682,420	EUR	493,727	Bank of Nova Scotia	7/16/2014	9,432	-	9,432
				State Street Bank and
USD	1,377,469	EUR	994,290	Trust Company	7/16/2014	22,176	-	22,176
USD	1,407,274	GBP	839,427	UBS AG	7/16/2014	691	-	691

						$35,736	($31,332)	$4,404

Currency Abbreviations

CAD	Canadian dollar
EUR	Euro
GBP	Pound sterling
USD	U.S. dollar

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2014 by risk category:

			Asset	Liability
	Statement of assets and	Financial instruments	derivatives fair	derivatives fair
Risk	liabilities location	location	value	value

Interest rate
contracts	Receivable/payable for futures	Futures†	--	($20,443)
Foreign	Receivable/payable for forward	Forward foreign
exchange	foreign currency exchange	currency exchange
contracts	contracts	contracts	$35,736	(31,332)

			$35,736	($51,775)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately shown in the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended May 31, 2014:

	Statement of operations location—Net realized gain (loss) on:

Risk	Futures contracts	Foreign currency transactions*

Interest rate contracts	($77,996)	--
Foreign currency contracts	--	$56,276

*Realized gain/loss associated with forward foreign currency contracts is included in the caption Investments and foreign currency transactions on the Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended May 31, 2014:

	Statement of operations Location—Change in unrealized appreciation
	(depreciation) of:

		Translation of assets and liabilities in
Risk	Futures contracts	foreign currencies*

Interest rate contracts	($20,443)	--
Foreign currency contracts	--	$4,404

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption Investments and translation of assets and liabilities in foreign currencies on the Statement of operations.

Note 4 - Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 – Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.740% of the first $250,000,000 of the fund’s average daily net assets, b) 0.700% of the next $500,000,000 of the fund’s average daily net assets and c) 0.675% of the fund’s average daily net assets in excess of $750,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Accordingly, the expense reductions described above amounted to $4,453 for the period ended May 31, 2014.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended May 31, 2014 were equivalent to a net annual effective rate of 0.73% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping

26

services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the period ended May 31, 2014 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 - Fund share transactions

Transactions in fund shares for the period ended May 31, 2014 were as follows:

	Period ended
	5-31-14[1]

	Shares	Amount
Class NAV shares
Sold	14,784,398	$147,662,369
Distributions reinvested	408,641	4,076,638
Repurchased	(367,223)	(3,651,357)

Net increase	14,825,816	$148,087,650

[1] Period from 10-21-13 (commencement of operations) to 5-31-14.

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on May 31, 2014

Note 7 - Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $193,032,091 and $49,813,693, respectively, for the period ended May 31, 2014.

Note 8 - Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At May 31, 2014, funds within the John Hancock group of funds complex held 100% of the fund’s net assets. The following funds had an affiliate ownership of 5% or more of the fund’s net assets:

Fund	Affiliated Concentration

Lifestyle Balanced Portfolio	38.3%
Lifestyle Growth Portfolio	35.2%
Lifestyle Moderate Portfolio	9.7%
Lifestyle Conservative Portfolio	8.9%

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock
Global Short Duration Credit Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Short Duration Credit Fund (the “Fund”) at May 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period October 21, 2013 (commencement of operations) through May 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and schedule of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 18, 2014

28

Federal Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

29

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Global Short Duration Credit Fund | Annual report

30

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2012	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

Annual report | Global Short Duration Credit Fund

31

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2009	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Andrew G. Arnott, Born: 1971		2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

Global Short Duration Credit Fund | Annual report

32

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

Annual report | Global Short Duration Credit Fund

33

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Investment subadvisor
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Legal counsel
Officers	K&L Gates LLP
Andrew G. Arnott
President	Independent registered
public accounting firm
John J. Danello#	PricewaterhouseCoopers LLP
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 5-29-14.

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the third fiscal quarter, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s Web site, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

34

John Hancock
Global Conservative Absolute Return Fund

Annual report 5/31/14

John Hancock
INVESTMENTS

A look at performance

Total returns for the period ended May 31, 2014

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[1]

Class A	—	—	—	—	—	—	—	–1.54

Class I2	—	—	—	—	—	—	—	1.80

Class R6[2]	—	—	—	—	—	—	—	1.80

Class NAV[2]	—	—	—	—	—	—	—	1.80

Index 1†	—	—	—	—	—	—	—	0.07

Index 2†	—	—	—	—	—	—	—	1.99

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.0%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and/or expense limitations are contractual at least until 9-30-14 for Class A shares and 9-30-15 for Class R6 shares. Had the fee waivers and expense limitations not been in place, gross expenses would apply. For Class I and Class NAV shares, the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A*	Class I*	Class R6*	Class NAV*
Net (%)	1.50	1.19	1.04	1.04
Gross (%)	1.57	1.19	1.17	1.04

* Expenses have been estimated for the fund’s first year of operations.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index 1 is the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index; Index 2 is the Barclays U.S. Aggregate 1–5 Year Index.

See the following page for footnotes.

6	Global Conservative Absolute Return Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index 1	Index 2

Class I2	7-16-13	$10,180	$10,180	$10,007	$10,199

Class R6[2]	7-16-13	10,180	10,180	10,007	10,199

Class NAV[2]	7-16-13	10,180	10,180	10,007	10,199

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

Barclays U.S. Aggregate 1-5 Year Index provides a broad-based measure of U.S. investment-grade fixed-income markets, including corporate, government, supranational, mortgage-backed, and asset-backed securities, with maturities generally in the one to five year range.

Footnotes related to performance pages

1 From 7-16-13.

2 For certain types of investors, as described in the fund’s prospectuses.

Annual report | Global Conservative Absolute Return Fund	7

Management’s discussion of
Fund performance

Standard Life Investments (Corporate Funds) Limited

For the period beginning with its inception on July 16, 2013 through May 31, 2014, the fund’s Class A shares returned 1.50%, excluding sales charges. Its reference benchmark, the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index, was up 0.07%; the Barclays U.S. Aggregate 1–5 Year Index returned 1.99%. Strategies that contributed favorably to performance included a stake in U.K. corporate bonds and in peripheral European sovereign bonds (Italy, Portugal and Spain).

A number of the fund’s foreign exchange strategies detracted from performance during the period. Among them was a long Norwegian krone versus euro position.

During the period, bonds across the globe produced positive returns with credit-oriented securities outperforming sovereign government issues. This reflected investors’ hunger for yield and the comparatively healthier balance sheets of corporations relative to debt-burdened governments. Geopolitical risk and uncertainty around economic growth and monetary policy led to some volatility in interest rates.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance does not guarantee future results.

8	Global Conservative Absolute Return Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2013, with the same investment held until May 31, 2014.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 12-1-2013	on 5-31-2014	ended 5-31-2014[1]	expense ratio

Class A	$1,000.00	$1,015.00	$7.59	1.51%

Class I	1,000.00	1,017.00	5.98	1.19%

Class R6	1,000.00	1,017.00	5.53	1.10%

Class NAV	1,000.00	1,017.00	5.53	1.10%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2014, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Global Conservative Absolute Return Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2013, with the same investment held until May 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

			Expenses paid
	Account value	Ending value	during period	Annualized
	on 12-1-2013	on 5-31-2014	ended 5-31-2014[1]	expense ratio

Class A	$1,000.00	$1,017.40	$7.59	1.51%

Class I	1,000.00	1,019.00	5.99	1.19%

Class R6	1,000.00	1,019.40	5.54	1.10%

Class NAV	1,000.00	1,019.40	5.54	1.10%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Global Conservative Absolute Return Fund | Annual report

Portfolio summary

Corporate Bonds	20.5%	Purchased Options	0.6%

United Kingdom	10.1%	Germany	0.5%

United States	3.0%	United States	0.1%

France	1.7%

Netherlands	1.5%	Capital Preferred Securities	0.2%

Jersey, Channel Islands	1.3%	United States	0.2%

Ireland	0.6%

Italy	0.5%	Collateralized Mortgage Obligations	0.1%

Denmark	0.4%	United Kingdom	0.1%

Cayman Islands	0.3%

Mexico	0.3%	Short-Term Investments & Other	69.4%

Other Countries	0.8%	Certificate of Deposit	29.5%

		Time Deposits	16.7%

Foreign Government Obligations	9.2%	Commercial Paper	14.0%

Germany	5.1%	U.S. Government	4.7%

Brazil	4.1%	Repurchase Agreement	2.9%

		Other assets & liabilities	1.6%

As a percentage of net assets on 5-31-14.

Absolute return funds are not designed to outperform stocks and bonds in strong markets. There is no guarantee of a positive return, of the fund achieving its objective, or that volatility-reducing strategies will be successful. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unwilling to make principal or interest payments. Illiquid securities may be difficult to sell at a price approximating their value. Currency transactions are affected by fluctuations in exchange rates. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. Please see the fund’s prospectuses for additional risks.

Annual report | Global Conservative Absolute Return Fund	11

Fund’s investments

As of 5-31-14

	Rate	Maturity
	(%)	date	Par value^	Value

Corporate Bonds 20.5%				$21,904,990

(Cost $19,417,176)

Australia 0.2%				171,730

APT Pipelines, Ltd.	4.250	11-26-24	GBP 100,000	171,730

Cayman Islands 0.3%				378,020

Southern Water Services Finance, Ltd. (4.500%
to 3-31-22, then 3 month LIBOR + 7.845%)	4.500	03-31-38	GBP 100,000	169,408

Trafford Centre Finance, Ltd.	6.500	07-28-33	GBP 98,094	208,612

Denmark 0.4%				439,520

Danske Bank A/S	4.000	12-09-15	GBP 100,000	173,945

DONG Energy A/S	4.875	01-12-32	GBP 150,000	265,575

France 1.7%				1,798,704

AXA SA (6.772% to 10-16-19, then 3 month
LIBOR + 2.370%) (Q)	6.772	10-16-19	GBP 100,000	183,125

BNP Paribas SA (5.945% to 4-19-16, then
3 month LIBOR + 1.130%) (Q)	5.945	04-19-16	GBP 100,000	174,333

Electricite de France SA	6.250	05-30-28	GBP 150,000	305,447

GDF Suez	7.000	10-30-28	GBP 100,000	223,295

GDF Suez (4.625% to 1-10-19, then 5 Year
Euro Swap Rate + 3.308%) (Q)	4.625	01-10-19	GBP 100,000	174,325

Orange SA	9.000	03-01-31	150,000	224,982

Pernod-Ricard SA (S)	4.250	07-15-22	150,000	158,173

RCI Banque SA	3.250	04-25-18	GBP 100,000	172,778

Societe Generale SA	5.400	01-30-18	GBP 100,000	182,246

Germany 0.2%				193,341

Credit Agricole SA	5.500	12-17-21	GBP 100,000	193,341

Ireland 0.6%				688,490

Bank of Ireland Mortgage Bank	3.625	10-02-20	EUR 100,000	152,686

GE Capital UK Funding	8.000	01-14-39	GBP 150,000	389,783

Rottapharm, Ltd.	6.125	11-15-19	EUR 100,000	146,021

Italy 0.5%				588,690

Assicurazioni Generali SpA (6.269% to
6-16-26, then 3 month LIBOR + 2.350%) (Q)	6.269	06-16-26	GBP 100,000	173,570

Enel SpA	6.250	06-20-19	GBP 120,000	232,340

Telecom Italia SpA	6.375	06-24-19	GBP 100,000	182,780

12	Global Conservative Absolute Return Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value

Jersey, Channel Islands 1.3%				$1,369,656

CPUK Finance, Ltd.	7.239	02-28-24	GBP 100,000	208,598

HBOS Capital Funding LP (6.461% to
11-30-18, then 5 Year U.K. Treasury
+ 2.850%) (Q)	6.461	11-30-18	GBP 150,000	268,401

Heathrow Funding, Ltd.	6.450	12-10-31	GBP 250,000	527,392

QBE Capital Funding IV, Ltd. (7.500% to
5-24-21, then 10 Year Swap Rate + 4.003%)	7.500	05-24-41	GBP 100,000	187,613

UBS AG (5.250% to 6-21-16, then 3 month
LIBOR + 1.290%)	5.250	06-21-21	GBP 100,000	177,652

Luxembourg 0.2%				192,320

Glencore Finance Europe SA	6.500	02-27-19	GBP 100,000	192,320

Mexico 0.3%				309,956

America Movil SAB de CV	5.750	06-28-30	GBP 50,000	96,006

Petroleos Mexicanos	8.250	06-02-22	GBP 100,000	213,950

Netherlands 1.5%				1,562,555

Aegon NV	6.625	12-16-39	GBP 100,000	220,871

BMW Finance NV	3.375	12-14-18	GBP 100,000	176,474

Deutsche Annington Finance BV	3.125	07-25-19	EUR 100,000	146,456

E.ON International Finance BV	6.375	06-07-32	GBP 150,000	309,970

ING Bank NV (6.875% to 5-29-18, then
3 month LIBOR + 2.550%)	6.875	05-29-23	GBP 100,000	187,581

LYB International Finance BV	4.000	07-15-23	150,000	156,960

Siemens Financieringsmaatschappij NV
(6.125% to 9-14-16, then 3 month LIBOR
+ 2.250%)	6.125	09-14-66	GBP 100,000	180,490

Swiss Reinsurance Company (6.302% to
5-25-19, then 6 month LIBOR + 2.120%) (Q)	6.302	05-25-19	GBP 100,000	183,753

Spain 0.2%				188,159

Telefonica Emisiones SAU	5.597	03-12-20	GBP 100,000	188,159

United Kingdom 10.1%				10,759,322

ABP Finance PLC	6.250	12-14-26	GBP 100,000	199,770

Affinity Sutton Capital Markets PLC	5.981	09-17-38	GBP 100,000	214,701

Annington Finance No. 1 PLC	8.000	10-02-21	GBP 75,539	152,436

Arqiva Financing PLC	4.882	12-31-32	GBP 100,000	174,481

Aspire Defence Finance PLC	4.674	03-31-40	GBP 100,000	175,161

Aviva PLC (6.125% to 7-5-23, then 5 Year Euro
Swap Rate + 5.130%)	6.125	07-05-43	EUR 100,000	160,852

Aviva PLC (6.625% to 6-3-21, then 6 month
LIBOR + 4.136%)	6.625	06-03-41	GBP 100,000	189,101

Barclays Bank PLC	10.000	05-21-21	GBP 200,000	445,521

Broadgate Financing PLC	5.098	04-05-33	GBP 100,000	176,263

Centrica PLC	4.250	09-12-44	GBP 100,000	155,860

Coventry Building Society	5.875	09-28-22	GBP 100,000	196,569

Dignity Finance PLC	8.151	12-31-30	GBP 150,000	352,909

Direct Line Insurance Group PLC (9.250% to
4-27-22, then 6 month LIBOR + 7.207%)	9.250	04-27-42	GBP 100,000	214,651

Enterprise Inns PLC	6.500	12-06-18	GBP 100,000	181,180

FirstGroup PLC	8.125	09-19-18	GBP 100,000	200,556

G4S PLC	7.750	05-13-19	GBP 100,000	201,341

See notes to financial statements	Annual report | Global Conservative Absolute Return Fund	13

	Rate	Maturity
	(%)	date	Par value^	Value

United Kingdom (continued)

Go-Ahead Group PLC	5.375	09-29-17	GBP 100,000	$182,778

Hammerson PLC	5.250	12-15-16	GBP 100,000	181,951

HSBC Bank PLC	6.500	07-07-23	GBP 100,000	197,836

HSBC Holdings PLC	6.000	03-29-40	GBP 100,000	190,275

Hutchison Ports UK Finance PLC	6.750	12-07-15	GBP 100,000	180,884

Imperial Tobacco Finance PLC	9.000	02-17-22	GBP 150,000	339,470

Integrated Accommodation Services PLC	6.480	03-31-29	GBP 78,856	162,750

Jaguar Land Rover Automotive PLC	8.250	03-15-20	GBP 100,000	188,633

Land Securities Capital Markets PLC (4.875%
to 11-7-17, then 3 month LIBOR + 0.688%)	4.875	11-07-19	GBP 100,000	184,115

Legal & General Group PLC (4.000% to 6-8-15
then 3 month EURIBOR +1.700%)	4.000	06-08-25	EUR 50,000	69,180

Legal & General Group PLC (5.875% to 4-1-19,
then 5 Year U.K. Treasury + 2.330%) (Q)	5.875	04-01-19	GBP 32,000	57,634

Lend Lease Europe Finance PLC	6.125	10-12-21	GBP 100,000	185,453

Lloyds Bank PLC	9.625	04-06-23	GBP 100,000	228,557

Marks & Spencer PLC	6.125	12-02-19	GBP 100,000	190,808

Marstons Issuer PLC (5.158% to 7-15-19, then
3 month LIBOR + 1.320%)	5.158	10-15-27	GBP 100,000	183,646

Mitchells & Butlers Finance PLC	5.965	12-15-23	GBP 53,476	100,845

National Grid Electricity Transmission PLC	5.875	02-02-24	GBP 150,000	298,950

National Westminster Bank PLC	6.500	09-07-21	GBP 50,000	93,506

Nationwide Building Society	6.750	07-22-20	EUR 100,000	166,955

Nationwide Building Society (7.971%
to 3-13-15, then 5 Year U.K. Treasury
+ 4.050%) (Q)	7.971	03-13-15	GBP 100,000	174,633

NGG Finance PLC (4.250% to 6-18-20, then
7 Year Euro Swap Rate + 2.880%)	4.250	06-18-76	EUR 100,000	144,835

Octagon Healthcare Funding PLC	5.333	12-31-35	GBP 90,258	169,485

Provident Financial PLC	8.000	10-23-19	GBP 50,000	94,705

Rentokil Initial PLC	3.250	10-07-21	EUR 100,000	145,351

RSA Insurance Group PLC (8.500% to 12-8-14,
then 5 Year U.K. Treasury + 4.375%) (Q)	8.500	12-08-14	GBP 100,000	172,900

Scottish Widows PLC (5.125% to 9-24-15 then
3 month LIBOR +1.630%) (Q)	5.125	09-24-15	GBP 100,000	170,972

Segro PLC	6.750	02-23-24	GBP 120,000	248,016

Severn Trent Utilities Finance PLC	6.125	02-26-24	GBP 100,000	200,959

SSE PLC	6.250	08-27-38	GBP 120,000	253,273

Stagecoach Group PLC	5.750	12-16-16	GBP 100,000	182,946

Telereal Securitisation PLC	5.565	12-10-31	GBP 63,257	122,320

Tesco Property Finance 3 PLC	5.744	04-13-40	GBP 247,218	449,714

The Great Rolling Stock Company PLC	6.500	04-05-31	GBP 99,000	201,768

The Royal Bank of Scotland PLC	6.875	05-17-25	GBP 100,000	208,859

The Unique Pub Finance Company PLC	6.542	03-30-21	GBP 94,720	167,581

Virgin Media Secured Finance PLC	5.500	01-15-21	GBP 100,000	173,068

Wales & West Utilities Finance PLC	6.250	11-30-21	GBP 100,000	200,695

WM Morrison Supermarkets PLC	3.500	07-27-26	GBP 100,000	156,841

WPP Finance 2010	5.625	11-15-43	140,000	154,700

Zurich Finance UK PLC (6.625% to 10-2-22,
then 5 Year U.K. Treasury + 2.850%) (Q)	6.625	10-02-22	GBP 100,000	190,123

14	Global Conservative Absolute Return Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value

United States 3.0%				$3,264,527

Altria Group, Inc.	5.375	01-31-44	150,000	162,687

Altria Group, Inc.	9.950	11-10-38	33,000	54,383

American International Group, Inc.	5.000	04-26-23	GBP 150,000	278,349

Amgen, Inc.	4.000	09-13-29	GBP 100,000	163,641

AT&T, Inc.	7.000	04-30-40	GBP 100,000	226,532

Bank of America Corp.	6.125	09-15-21	GBP 150,000	296,453

Bank of America Corp.	8.125	06-02-28	GBP 100,000	227,294

Citigroup, Inc.	4.500	03-03-31	GBP 200,000	326,945

Citigroup, Inc.	6.250	09-02-19	GBP 100,000	196,691

DIRECTV Holdings LLC	4.375	09-14-29	GBP 100,000	167,006

Energy Transfer Partners LP	3.600	02-01-23	150,000	148,091

Fresenius Medical Care US Finance II, Inc. (S)	5.625	07-31-19	100,000	109,125

GE Capital Trust V (5.500% to 9-15-16, then
3 month LIBOR + 1.615%)	5.500	09-15-66	GBP 200,000	348,317

Morgan Stanley	5.750	02-14-17	GBP 100,000	183,553

Verizon Communications, Inc.	6.550	09-15-43	150,000	190,081

Wells Fargo Bank NA	5.250	08-01-23	GBP 100,000	185,379

Capital Preferred Securities 0.2%				$177,258

(Cost $150,827)

United States 0.2%				177,258

Rabobank Capital Funding Trust IV (5.556% to
12-31-19 then 6 month LIBOR + 1.460%) (Q)	5.556	12-31-19	GBP 100,000	177,258

Foreign Government Obligations 9.2%				$9,816,004

(Cost $9,379,840)

Brazil 4.1%				4,347,717

Federative Republic of Brazil	6.000	08-15-22	BRL 3,900,000	4,347,717

Germany 5.1%				5,468,287

Federal Republic of Germany	2.500	07-04-44	EUR 3,800,000	5,468,287

Collateralized Mortgage Obligations 0.1%				$162,791

(Cost $147,381)

United Kingdom 0.1%				162,791

Canary Wharf Finance II PLC
Series II, Class A1	6.455	10-22-33	GBP 78,542	162,791

			Notional	Value

Purchased Options 0.6%				$617,844

(Cost $875,961)

Put Options 0.6%				617,844

Over the Counter Option on a 2 year Interest Rate Swap
(Expiration Date: 1-8-15; Underlying Swap: Pay Fixed 1.145%,
receive USD LIBOR maturing 1-2-17; Counterparty: Barclays Bank PLC) (I)			37,500,000	72,229

Over the Counter Option on a 20 year Interest Rate Swap
(Expiration Date: 11-27-33; Underlying Swap: Pay Fixed 4.000%,
receive EURIBOR maturing 11-30-53; Counterparty: Morgan Stanley &
Company, Inc.) (I)			11,000,000	545,615

See notes to financial statements	Annual report | Global Conservative Absolute Return Fund	15

	Yield	Maturity
	(%)*	date	Par value^	Value

Short-Term Investments 67.8%				$72,421,502

(Cost $72,418,146)

Certificate of Deposit 29.5%				31,500,627

ABN AMRO Bank NV	0.300	10-10-14	3,500,000	3,499,998

ABN AMRO Bank NV	0.340	09-10-14	1,000,000	1,000,228

Credit Agricole SA	0.350	10-16-14	3,500,000	3,500,808

Credit Suisse Group AG	0.210	08-27-14	3,000,000	3,000,000

Deutsche Bank AG	0.230	08-29-14	4,000,000	3,997,650

ING Bank NV	0.240	09-02-14	2,500,000	2,500,066

ING Bank NV	0.490	07-18-14	1,500,000	1,500,558

Mizuho Corporate Bank	0.250	08-12-14	3,000,000	2,999,937

Nationwide Building Society	0.200	07-16-14	4,000,000	4,000,052

Nationwide Building Society	0.210	08-15-14	500,000	500,000

Natixis	0.260	09-02-14	4,000,000	4,000,000

Societe Generale SA	0.700	09-05-14	1,000,000	1,001,330

Commercial Paper 14.0%				14,997,950

Agence Centrale Organismes	0.120	06-27-14	4,000,000	3,999,695

Banque Federative du Credit Mutuel SA	0.398	07-28-14	4,000,000	3,998,728

Barclays Bank PLC	0.200	06-23-14	3,000,000	2,999,633

Landwirtschaftliche Rentenbank	0.050	06-20-14	4,000,000	3,999,894

Time Deposits 16.7%				17,868,260

Abbey National	0.080	06-03-14	1,803,045	1,803,045

BNP Paribas	0.050	06-03-14	1,525,548	1,525,548

Commerzbank AG	0.100	06-03-14	3,200,628	3,200,628

DZ Bank AG	0.050	06-03-14	4,237,535	4,237,535

KBC Bank NV	0.100	06-03-14	4,501,461	4,501,461

UBS AG	0.020	06-03-14	2,600,043	2,600,043

U.S. Government 4.7%				4,999,665

U.S. Treasury Bill	0.025	08-21-14	5,000,000	4,999,665

			Par value	Value

Repurchase Agreement 2.9%				3,055,000

Repurchase Agreement with State Street Corp. dated 5-30-14 at
0.000% to be repurchased at $3,055,000 on 6-2-14, collateralized by $3,150,000 U.S. Treasury Notes, 0.625% due 11-30-17 (valued
at $3,116,723, including interest)			$3,055,000	3,055,000

Total investments (Cost $102,389,331)† 98.4%			$105,100,389

Other assets and liabilities, net 1.6%				$1,721,718

Total net assets 100.0%			$106,822,107

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

16	Global Conservative Absolute Return Fund | Annual report	See notes to financial statements

Notes to Schedule of Investments

^ All par values are denominated in U.S. dollars unless otherwise indicated.

Currency Abbreviations

BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate

(I) Non-income producing security.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At 5-31-14, the aggregate cost of investment securities for federal income tax purposes was $102,540,506. Net unrealized appreciation aggregated $2,559,883, of which $2,819,650 related to appreciated investment securities and $259,767 related to depreciated investment securities.

The fund had the following portfolio allocation as a percentage of net assets on 5-31-14:

Financials	9.5%
Foreign Government Obligations	9.2%
Utilities	2.9%
Industrials	2.8%
Consumer Discretionary	1.9%
Health Care	1.1%
Telecommunication Services	1.0%
Consumer Staples	0.8%
Purchased Options	0.6%
Energy	0.4%
Materials	0.3%
Collateralized Mortgage Obligations	0.1%
Short-Term Investments & Other	69.4%

Total	100.0%

See notes to financial statements	Annual report | Global Conservative Absolute Return Fund	17

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 5-31-14

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $102,389,331)	$105,100,389
Cash	325
Foreign currency, at value (Cost $472,553)	471,900
Cash held at broker for futures contracts	597,088
Cash collateral for swap contracts	2,385,975
Receivable for fund shares sold	445
Receivable for forward foreign currency exchange contracts	612,534
Interest receivable	607,684
Swap contracts, at value (includes net unamortized upfront payment
of $54,907)	675,365
Receivable for futures variation margin	5,592
Receivable for exchange cleared swaps	83,086
Receivable due from advisor	6,495
Other receivables and prepaid expenses	59,625

Total assets	110,606,503

Liabilities

Payable for investments purchased	2,788,759
Payable for forward foreign currency exchange contracts	478,983
Payable for fund shares repurchased	933
Written options, at value (premium received $300,000)	31,088
Swap contracts, at value (includes net unamortized upfront payment
of $46,969)	365,314
Payable to affiliates
Accounting and legal services fees	3,794
Transfer agent fees	1,099
Trustees’ fees	112
Other liabilities and accrued expenses	114,314

Total liabilities	3,784,396

Net assets	$106,822,107

Net assets consist of

Paid-in capital	$103,589,413
Accumulated net investment loss	(673,296)
Accumulated net realized gain (loss) on investments, futures contracts,
foreign currency transactions and swap agreements	(123,517)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign
currencies and swap agreements	4,029,507

Net assets	$106,822,107

18	Global Conservative Absolute Return Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($1,773,868 ÷ 174,776 shares)[1]	$10.15
Class I ($4,196,485 ÷ 412,382 shares)	$10.18
Class R6 ($101,789 ÷ 10,000 shares)	$10.18
Class NAV ($100,749,965 ÷ 9,897,322 shares)	$10.18

Maximum offering price per share

Class A (net asset value per share ÷ 97%)[2]	$10.46

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Global Conservative Absolute Return Fund	19

FINANCIAL STATEMENTS

Statement of operations For the period ended 5-31-14 1

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$1,274,389

Expenses

Investment management fees	752,447
Distribution and service fees	1,964
Accounting and legal services fees	17,667
Transfer agent fees	1,986
Trustees’ fees	1,276
State registration fees	49,915
Printing and postage	2,774
Professional fees	136,882
Custodian fees	63,140
Registration and filing fees	83,564
Other	10,815

Total expenses	1,122,430
Less expense reductions	(149,054)

Net expenses	973,376

Net investment income	301,013

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	(2,555,828)
Futures contracts	(252,768)
Swap contracts	265,810

(2,542,786)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities
in foreign currencies	2,836,201
Futures contracts	(72,315)
Written options	268,912
Swap contracts	996,709

4,029,507

Net realized and unrealized gain	1,486,721

Increase in net assets from operations	$1,787,734

1 Period from 7-16-13 (commencement of operations) to 5-31-14.

20	Global Conservative Absolute Return Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statement of changes in net assets

This Statement of changes in net assets show how the value of the fund’s net assets has changed during the period. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

Period
ended
5-31-14[1]

Increase (decrease) in net assets

From operations
Net investment income	$301,013
Net realized loss	(2,542,786)
Change in net unrealized appreciation (depreciation)	4,029,507

Increase in net assets resulting from operations	1,787,734

From fund share transactions	105,034,373

Total increase	106,822,107

Net assets

Beginning of period	—

End of period	$106,822,107

Accumulated net investment loss	($673,296)

1 Period from 7-16-13 (commencement of operations) to 5-31-14.

See notes to financial statements	Annual report | Global Conservative Absolute Return Fund	21

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	5-31-14[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.01)
Net realized and unrealized gain (loss) on investments	0.16
Total from investment operations	0.15
Net asset value, end of period	$10.15
Total return (%)[3,4]	1.50[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	4.43[6]
Expenses including reductions	1.50[6]
Net investment loss	(0.14)[6]
Portfolio turnover (%)	134

1 Period from 7-16-13 (commencement of operations) to 5-31-14.
2 Based on average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the period.
5 Not annualized.
6 Annualized.

CLASS I SHARES Period ended	5-31-14[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.01
Net realized and unrealized gain (loss) on investments	0.17
Total from investment operations	0.18
Net asset value, end of period	$10.18
Total return (%)[3]	1.80[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	3.25[5]
Expenses including reductions	1.19[5]
Net investment income	0.06[5]
Portfolio turnover (%)	134

1 Period from 7-16-13 (commencement of operations) to 5-31-14.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period.
4 Not annualized.
5 Annualized.

22	Global Conservative Absolute Return Fund | Annual report	See notes to financial statements

CLASS R6 SHARES Period ended	5-31-14[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.03
Net realized and unrealized gain on investments	0.15
Total from investment operations	0.18
Net asset value, end of period	$10.18
Total return (%)[3]	1.80[4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	20.67[6]
Expenses including reductions	1.10[6]
Net investment income	0.34[6]
Portfolio turnover (%)	134

1 Period from 7-16-13 (commencement of operations) to 5-31-14.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

CLASS NAV SHARES Period ended	5-31-14[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.03
Net realized and unrealized gain on investments	0.15
Total from investment operations	0.18
Net asset value, end of period	$10.18
Total return (%)[3]	1.80[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$101
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20[5]
Expenses including reductions	1.10[5]
Net investment income	0.35[5]
Portfolio turnover (%)	134

1 Period from 7-16-13 (commencement of operations) to 5-31-14.
2 Based on average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Global Conservative Absolute Return Fund	23

Notes to financial statements

Note 1 — Organization

John Hancock Global Conservative Absolute Return Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term absolute return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

The fund commenced operations on July 16, 2013.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at

24	Global Conservative Absolute Return Fund | Annual report

the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2014, all investments are categorized as Level 2 under the hierarchy described above, except for futures, which are categorized as Level 1.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Annual report | Global Conservative Absolute Return Fund	25

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the period ended May 31, 2014 were $239. For the period ended May 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

26	Global Conservative Absolute Return Fund | Annual report

For federal income tax purposes, as of May 31, 2014, the fund has a capital loss carryforward of $119,147 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2014:

NO EXPIRATION DATE

SHORT TERM	LONG TERM	TOTAL

$82,842	$36,305	$119,147

Net capital losses of $158,794 that are the result of security transactions occurring after October 31, 2013, are treated as occurring on June 1, 2014, the first day of the fund’s next taxable year. Qualified late year ordinary losses of $616,710 are treated as occurring on June 1, 2014, the first day of the fund’s next taxable year.

As of May 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. As of May 31, 2014, the fund has no distributable earnings on a tax basis.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, foreign currency transactions, and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market and may be regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association

Annual report | Global Conservative Absolute Return Fund	27

(ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and receivable for exchange-cleared swaps, respectively. Securities pledged by the fund for exchanged-traded and cleared transactions, if any, are in the Fund’s investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable/payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

28	Global Conservative Absolute Return Fund | Annual report

During the period ended May 31, 2014, the fund used futures contracts to manage duration of the fund, manage against anticipated interest rate changes, to maintain diversity and liquidity of the fund, and as a substitute for securities purchased. During the period ended May 31, 2014, the fund held futures contracts with notional values up to approximately $55.4 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2014.

						UNREALIZED
OPEN	NUMBER OF					APPRECIATION
CONTRACTS	CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL BASIS	NOTIONAL VALUE	(DEPRECIATION)

Euro-BTP Italian	64	Long	Jun 2014	$10,955,929	$10,920,031	($35,898)
Government Bond
Futures
Euro-BTP Italian	249	Short	Jun 2014	(37,641,279)	(37,635,371)	5,908
Government Bond
Futures
U.S. Treasury Long	50	Short	Sep 2014	(6,831,113)	(6,873,438)	(42,325)
Bond Futures
						($72,315)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the period ended May 31, 2014, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency and to maintain diversity and liquidity of the fund. During the period ended May 31, 2014, the fund held forward foreign currency contracts with U.S. Dollar notional values up to approximately $147.2 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2014.

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

AUD	200,000	USD	185,849	BNP Paribas SA	8-11-14	—	($606)	($606)
EUR	3,606,609	CHF	4,395,053	Goldman Sachs	7-14-14	$6,058	—	6,058
				International
EUR	703,199	USD	979,738	Goldman Sachs	6-5-14	—	(21,176)	(21,176)
				International
EUR	4,700,000	USD	6,429,807	Goldman Sachs	8-11-14	—	(23,182)	(23,182)
				International
GBP	117,601	USD	195,671	BNP Paribas SA	6-5-14	1,450	—	1,450
GBP	11,722,698	USD	19,888,741	Goldman Sachs	6-5-14	—	(239,468)	(239,468)
				International

Annual report | Global Conservative Absolute Return Fund	29

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

GBP	280,000	USD	469,351	BNP Paribas SA	8-11-14	—	($266)	($266)
NOK	18,700,000	SEK	20,387,956	Goldman Sachs	7-14-14	$78,645	—	78,645
				International
SEK	102,944	USD	15,756	BNP Paribas SA	7-15-14	—	(384)	(384)
USD	3,617,769	AUD	3,900,000	Barclays Bank	7-14-14	—	(1,452)	(1,452)
				PLC Wholesale
USD	184,275	AUD	200,000	Barclays Bank	8-11-14	—	(968)	(968)
				PLC Wholesale
USD	1,576,655	BRL	3,620,000	Barclays Bank	8-11-14	—	(8,837)	(8,837)
				PLC Wholesale
USD	7,116,879	CAD	7,800,000	UBS AG London	7-15-14	—	(69,328)	(69,328)
USD	966,227	EUR	703,199	BNP Paribas SA	6-5-14	7,666	—	7,666
USD	3,035,930	EUR	2,201,055	Goldman Sachs	7-15-14	35,727	—	35,727
				International
USD	12,487,671	EUR	9,000,000	Barclays Bank	8-11-14	219,666	—	219,666
				PLC Wholesale
USD	411,335	EUR	300,000	UBS AG London	8-11-14	2,402	—	2,402
USD	148,605	EUR	108,622	BNP Paribas SA	9-3-14	537	—	537
USD	1,004,179	EUR	720,848	Goldman Sachs	9-3-14	21,555	—	21,555
				International
USD	19,566,701	GBP	11,735,730	Barclays Bank	6-5-14	—	(104,416)	(104,416)
				PLC Wholesale
USD	173,739	GBP	104,569	BNP Paribas SA	6-5-14	—	(1,536)	(1,536)
USD	253,395	GBP	150,000	BNP Paribas SA	8-11-14	2,099	—	2,099
USD	19,688,810	GBP	11,613,213	Goldman Sachs	9-3-14	236,693	—	236,693
				International
USD	7,293	GBP	4,332	UBS AG London	9-3-14	36	—	36
USD	2,851,954	JPY	291,000,000	Barclays Bank	7-15-14	—	(7,364)	(7,364)
				PLC Wholesale
						$612,534	($478,983)	$133,551

Currency Abbreviation

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

30	Global Conservative Absolute Return Fund | Annual report

When the fund purchases an option, the premium paid by the fund is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the period ended May 31, 2014, the fund used purchased options to manage duration of the fund, manage against anticipated interest rate changes, gain exposure to treasuries market and maintain diversity and liquidity of the fund. During the period ended May 31, 2014, the fund held purchased options with market values up to approximately $618,000, as measured at each quarter end.

During the period ended May 31, 2014, the fund wrote option contracts to manage duration of the fund, manage against anticipated interest rate changes, gain exposure to treasuries market and maintain diversity and liquidity of the fund. The following tables summarize the fund’s written options activities during the period ended May 31, 2014 and the contracts held at May 31, 2014.

	NOTIONAL	PREMIUMS
	VALUE	RECEIVED

Outstanding, beginning of period	—	—
Options written	8,475,000	$300,000
Option closed	—	—
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	8,475,000	$300,000

Interest Rate Swaption (OTC)

An interest rate swaption is an option to enter into an interest rate swap.

		FLOATING	PAY/RECEIVE	EXERCISE	EXPIRATION		NOTIONAL
DESCRIPTION	COUNTERPARTY	RATE INDEX	FLOATING RATE	RATE	DATE		AMOUNT	PREMIUM	VALUE

Puts
1-Year Interest	Barclays Bank	3-Month USD	Receive	3.54%	Jan 2015	USD	8,475,000	$300,000	($31,088)
Rate Swap	PLC	LIBOR

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the tables below. Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Annual report | Global Conservative Absolute Return Fund	31

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the period ended May 31, 2014, the fund used interest rate swaps to manage duration of the fund, manage against anticipated interest rate changes, to maintain diversity and liquidity of the fund and as a substitute for securities purchased. During the period ended May 31, 2014, the fund held interest rate swaps with total USD notional amounts up to approximately $1.2 billion, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of May 31, 2014.

							UNAMORTIZED
				PAYMENTS	PAYMENTS		UPFRONT	UNREALIZED
	NOTIONAL		USD NOTIONAL	MADE BY	RECEIVED BY	MATURITY	PAYMENT PAID	APPRECIATION	MARKET
COUNTERPARTY	AMOUNT	CURRENCY	AMOUNT	FUND	FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

BNP Paribas	285,000,000	MXN	21,594,181	Fixed 4.990%	MXN-TIIE-	Nov 2016	—	($197,335)	($197,335)
					Banxico
BNP Paribas	75,000,000	MXN	$5,682,679	MXN-TIIE-	Fixed	Oct 2024	—	379,243	379,243
				Banxico	7.410%
Exchange Cleared Swaps
	28,000,000	EUR	37,757,985	EUR-EURIBOR-	Fixed	Mar 2016	—	292,050	292,050
				Reuters	0.747%
	36,500,000	USD	36,500,000	Fixed 0.7175%	3 Month	Mar 2016	—	(204,017)	(204,017)
					LIBOR
	28,000,000	EUR	38,344,608	Fixed 0.747%	6 Month	Mar 2016	($117,541)	(174,509)	(292,050)
					EURIBOR
	36,500,000	USD	36,500,000	USD-LIBOR-	Fixed	Mar 2016	124,484	79,534	204,018
				BBA	0.7175%
	2,300,000	GBP	3,498,759	Fixed 0.877%	6 Month	Jul 2016	—	19,462	19,462
					LIBOR
	77,000,000	EUR	101,035,549	EUR-EURIBOR-	Fixed	Jul 2016	—	559,744	559,744
				Reuters	0.9425%
	8,500,000	EUR	11,308,831	Fixed 0.9425%	6 Month	Jul 2016	15,300	(77,090)	(61,790)
					EURIBOR
	37,000,000	EUR	50,270,032	Fixed 0.9425%	EUR-	Jul 2016	(85,595)	(183,373)	(268,968)
					EURIBOR-
					Reuters
	17,500,000	EUR	23,945,246	Fixed 0.9425%	EUR-	Jul 2016	(75,941)	(51,274)	(127,215)
					EURIBOR-
					Reuters
	14,000,000	EUR	19,490,789	Fixed 0.9425%	EUR-	Jul 2016	(62,788)	(38,984)	(101,772)
					EURIBOR-
					Reuters
	6,000,000	EUR	8,173,496	EUR-EURIBOR-	Fixed	Oct 2016	—	60,521	60,521
				Reuters	1.1875%
	6,000,000	EUR	8,353,195	Fixed 1.1875%	EUR-	Oct 2016	(40,374)	(20,147)	(60,521)
					EURIBOR-
					Reuters
	46,500,000	GBP	75,385,805	Fixed 1.668%	6 Month	Nov 2016	—	144,912	144,912
					LIBOR

32	Global Conservative Absolute Return Fund | Annual report

							UNAMORTIZED
				PAYMENTS	PAYMENTS		UPFRONT	UNREALIZED
	NOTIONAL		USD NOTIONAL	MADE BY	RECEIVED BY	MATURITY	PAYMENT PAID	APPRECIATION	MARKET
COUNTERPARTY	AMOUNT	CURRENCY	AMOUNT	FUND	FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

	46,500,000	GBP	77,987,421	GBP-LIBOR-	Fixed	Nov 2016	($298,532)	$153,620	($144,912)
				BBA	1.668%
	85,000,000	AUD	77,592,266	AUD-BBR-	Fixed	Nov 2016	—	591,296	591,296
				BBSW	3.885%
	85,000,000	AUD	79,717,220	Fixed 3.885%	AUD-BBR-	Nov 2016	(497,998)	(93,298)	(591,296)
					BBSW
	325,000,000	SEK	49,553,258	Fixed 2.140%	SEK-STIBOR-	Dec 2016	(58,244)	(375,028)	(433,272)
					SIDE
	325,000,000	SEK	49,975,397	SEK-STIBOR-	Fixed	Dec 2016	—	433,272	433,272
				SIDE	2.140%
	36,000,000	EUR	49,300,211	EUR-EURIBOR-	Fixed	Dec 2016	—	250,932	250,932
				Reuters	1.0025%
	36,000,000	EUR	50,119,172	Fixed 1.0025%	EUR-	Dec 2016	(121,957)	(128,975)	(250,932)
					EURIBOR-
					Reuters
	2,100,000	GBP	3,194,519	Fixed 1.878%	6 Month	Jul 2020	—	46,457	46,457
					LIBOR
	10,300,000	GBP	15,668,354	GBP-LIBOR-	Fixed	Jul 2020	—	(146,850)	(146,850)
				BBA	2.335%
	10,300,000	GBP	15,976,324	Fixed 2.335%	6 Month	Jul 2020	338,915	(192,065)	146,850
					LIBOR
	4,700,000	EUR	6,167,105	EUR-EURIBOR-	Fixed	Jul 2020	—	229,883	229,883
				Reuters	1.820%
	6,000,000	USD	6,000,000	Fixed 2.800%	3 Month	Jul 2020	—	(140,625)	(140,625)
					LIBOR
	4,700,000	EUR	6,543,336	Fixed 1.820%	EUR-	Jul 2020	(119,729)	(110,154)	(229,883)
					EURIBOR-
					Reuters
	6,000,000	USD	6,000,000	USD-LIBOR-	Fixed	Jul 2020	70,000	70,625	140,625
				BBA	2.800%
	20,000,000	GBP	33,106,005	Fixed 3.570%	GBP-LIBOR-	Jan 2021	—	(241,386)	(241,386)
					BBA
	32,000,000	USD	32,000,000	USD-LIBOR-	Fixed	Jan 2021	—	345,136	345,136
				BBA	3.970%
	6,000,000	EUR	8,090,997	Fixed 2.271%	6 Month	Mar 2024	—	(602,343)	(602,343)
					EURIBOR
	8,200,000	USD	8,200,000	3 Month LIBOR	Fixed	Mar 2024	—	360,696	360,696
					2.99375%
	6,000,000	EUR	8,216,702	EUR-EURIBOR-	Fixed 2.27%	Mar 2024	99,510	502,833	602,343
				Reuters
	8,200,000	USD	8,200,000	Fixed 2.9938%	USD-LIBOR-	Mar 2024	43,991	(404,687)	(360,696)
					BBA
	3,100,000	USD	3,100,000	Fixed 3.245%	3 Month	Nov 2024	—	(133,605)	(133,605)
					LIBOR
	4,000,000	EUR	5,427,799	EUR-EURIBOR-	Fixed	Nov 2024	—	313,155	313,155
				Reuters	2.274%
	240,000,000	JPY	2,349,141	Fixed 0.926%	6 Month	Nov 2024	—	(24,496)	(24,496)
					LIBOR
	2,800,000	GBP	4,259,358	Fixed 2.755%	6 Month	Jul 2026	—	(2,736)	(2,736)
					LIBOR
	8,800,000	EUR	11,546,920	EUR-EURIBOR-	Fixed	Jul 2027	—	608,912	608,912
				Reuters	2.918%
	8,000,000	EUR	10,818,003	Fixed 2.918%	6 Month	Jul 2027	125,759	(679,316)	(553,557)
					EURIBOR
	800,000	EUR	1,104,640	Fixed 2.918%	6 Month	Jul 2027	13,753	(69,109)	(55,356)
					EURIBOR
	400,000	EUR	527,020	EUR-EURIBOR-	Fixed	Sep 2027	—	45,776	45,776
				Reuters	3.321%
	400,000	EUR	540,900	Fixed 3.321%	6 Month	Sep 2027	(9,466)	(36,310)	(45,776)
					EURIBOR

Annual report | Global Conservative Absolute Return Fund	33

							UNAMORTIZED
				PAYMENTS	PAYMENTS		UPFRONT	UNREALIZED
	NOTIONAL		USD NOTIONAL	MADE BY	RECEIVED BY	MATURITY	PAYMENT PAID	APPRECIATION	MARKET
COUNTERPARTY	AMOUNT	CURRENCY	AMOUNT	FUND	FUND	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

	1,250,000	GBP	1,901,499	Fixed 3.140%	6 Month	Jul 2033	—	($27,430)	($27,430)
					LIBOR
	4,720,000	EUR	6,382,622	EUR-EURIBOR-	Fixed	Nov 2035	—	594,211	594,211
				Reuters	2.924%
	1,750,000	GBP	2,662,099	Fixed 3.301%	6 Month	Jul 2043	—	(86,926)	(86,926)
					LIBOR
	3,500,000	EUR	4,592,525	Fixed 2.460%	6 Month	Jul 2043	—	(316,028)	(316,028)
					EURIBOR
	280,000	EUR	368,914	Fixed 2.785%	EUR-	Sep 2043	—	(53,113)	(53,113)
					EURIBOR-
					Reuters
	330,000	GBP	550,605	Fixed 3.2997%	GBP-LIBOR-	Feb 2044	—	(14,938)	(14,938)
					BBA
	50,000	EUR	68,793	Fixed 2.5762%	EUR-	Feb 2044	—	(5,411)	(5,411)
					EURIBOR-
					Reuters
	9,900,000	GBP	16,682,985	Fixed 3.4375%	GBP-LIBOR-	May 2044	—	6,912	6,912
					BBA
	2,500,000	GBP	3,802,999	Fixed	6 Month	Jul 2045	—	(180,943)	(180,943)
				3.56125%	LIBOR
	2,500,000	GBP	3,877,749	GBP-LIBOR-	Fixed	Jul 2045	($77,555)	258,498	180,943
				BBA	3.56125%
	3,800,000	EUR	4,986,170	Fixed 2.800%	6 Month	Jul 2047	—	(305,041)	(305,041)
					EURIBOR
	3,800,000	EUR	5,138,552	EUR-EURIBOR-	Fixed	Jul 2047	(232,587)	537,628	305,041
				Reuters	2.800%
	330,000	EUR	434,792	Fixed 3.115%	6 Month	Sep 2047	—	(55,585)	(55,585)
					EURIBOR
	330,000	EUR	455,664	EUR-EURIBOR-	Fixed	Sep 2047	7,650	47,935	55,585
				Reuters	3.115%
	3,030,000	EUR	4,097,319	Fixed 2.908%	6 Month	Nov 2055	—	(577,206)	(577,206)
					EURIBOR
			$1,165,126,510				($958,945)	$982,910	$23,965

The following are abbreviations for the table above:

BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
STIBOR	SEK Stockholm Inter-bank Offered Rate
TIIE	Tasa de Interes Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the period ended May 31, 2014, the fund used CDS as a Buyer of protection to manage against potential credit events. During the period ended May 31, 2014, the fund held credit default swap contracts with total USD notional amounts up to approximately $35.5 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of May 31, 2014 as a Buyer of protection.

34	Global Conservative Absolute Return Fund | Annual report

							UNAMORTIZED
							UPFRONT	UNREALIZED
	REFERENCE	NOTIONAL	CUR-	USD NOTIONAL	(PAY)/RECEIVE	MATURITY	PAYMENT PAID	APPRECIATION	MARKET
COUNTERPARTY	OBLIGATION	AMOUNT	RENCY	AMOUNT	FIXED RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Merrill Lynch	ENEL S.P.A.	770,000	EUR	$1,066,296	(1.000)%	Jun 2019	($13,017)	$651	($12,366)
International

Merrill Lynch	RWE	770,000	EUR	1,066,296	(1.000)%	Jun 2019	(17,241)	(3,462)	(20,703)
International	Aktiengesellschaft

Morgan Stanley	Vivendi	770,000	EUR	1,066,296	(1.000)%	Jun 2019	(16,711)	51	(16,660)
& Company
International PLC

Exchange Cleared Swaps
	CDX Investment	11,230,000	USD	11,230,000	(1.000)%	Dec 2018	(138,961)	(113,047)	(252,008)
	Grade 21 5Y
	CDX Investment	10,400,000	USD	10,400,000	(1.000)%	Jun 2019	(143,602)	(68,298)	(211,900)
	Grade 21 5Y
	CDX Investment	10,700,000	USD	10,700,000	(1.000)%	Jun 2019	(178,963)	(39,049)	(218,012)
	Grade 22 5Y

				$35,528,888			($508,495)	($223,154)	($731,649)

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the period ended May 31, 2014 to gain exposure to security or credit index. During the period ended May 31, 2014, the fund acted as Seller on credit default swap contracts with total USD notional amounts up to approximately $25.0 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of May 31, 2014 where the fund acted as a Seller of protection.

Annual report | Global Conservative Absolute Return Fund	35

		IMPLIED
		CREDIT
		SPREADS
		AND/OR				(PAY)/		UNAMORTIZED
		CREDIT			USD	RECEIVE		UPFRONT	UNREALIZED
	REFERENCE	RATING AT	NOTIONAL	CUR-	NOTIONAL	FIXED	MATURITY	PAYMENT PAID	APPRECIATION	MARKET
COUNTERPARTY	OBLIGATION	5-31-14	AMOUNT	RENCY	AMOUNT	RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Merrill Lynch	Centrica PLC	0.61%	770,000	EUR	$1,066,296	1.000%	Jun 2019	$19,895	$2,357	$22,252
International

Merrill Lynch	E.ON SE	0.59%	770,000	EUR	1,066,296	1.000%	Jun 2019	17,771	5,531	23,302
International

Morgan Stanley	Orange	0.66%	770,000	EUR	1,066,296	1.000%	Jun 2019	17,241	2,741	19,982
& Company
International PLC

Exchange Cleared Swaps
	CDX	0.54%	11,230,000	USD	11,230,000	1.000%	Dec 2018	180,344	71,664	252,008
	Investment
	Grade 21 5Y
	iTraxx	0.66%	7,675,000	EUR	10,604,168	1.000%	Jun 2019	155,072	42,324	197,396
	Europe
					$25,033,056			$390,323	$124,617	$514,940

Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

The fund used inflation swaps during the period ended May 31, 2014 to manage duration of the fund, maintain diversity and liquidity of the fund and manage against anticipated changes in inflation. During the period ended May 31, 2014, the fund held inflation swap contracts with total U.S. dollar notional values ranging up to approximately $70.7 million, as measured at each quarter end.

			USD	PAYMENTS	PAYMENTS		UNREALIZED
	NOTIONAL		NOTIONAL	MADE BY	RECEIVED BY	MATURITY	APPRECIATION	MARKET
COUNTERPARTY	AMOUNT	CURRENCY	AMOUNT	FUND	FUND	DATE	(DEPRECIATION)	VALUE

Barclays	12,500,000	GBP	$20,856,240	Fixed 2.695%	UK-RPI	Feb 2016	$70,342	$70,342
Barclays	2,450,000	GBP	3,804,974	Fixed 3.155%	UK-RPI	Aug 2018	(19,095)	(19,095)
Barclays	7,600,000	EUR	10,366,016	Fixed 1.215%	EUR-EXT-CPI	Feb 2019	(22,687)	(22,687)
Barclays	7,600,000	EUR	10,366,016	EUR-EXT-CPI	Fixed 1.680%	Feb 2024	81,688	81,688
Morgan Stanley	6,700,000	GBP	10,938,418	Fixed 3.040%	UK-RPI	Feb 2019	(1,249)	(1,249)
Morgan Stanley	4,270,000	GBP	7,195,590	Fixed 3.610%	UK-RPI	May 2034	(75,219)	(75,219)
Morgan Stanley	4,270,000	GBP	7,195,590	UK-RPI	Fixed 3.6525%	May 2044	78,556	78,556
			$70,722,844				$112,336	$112,336

The following are abbreviations for the table above:

EUR-EXT-CPIEUR	Excluding Tobacco-Non-revised Consumer Price
UK-RPI-GBP	Non-revised Retail Price Index

36	Global Conservative Absolute Return Fund | Annual report

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2014 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Receivable/payable for futures	Futures†	$5,908	($78,223)
Interest rate contracts	Swap contracts, at value	Interest rate	7,148,561	(7,012,260)
		swaps
Interest rate contracts	Written options, at value	Written options	—	(31,088)
Interest rate contracts	Investments, at value*	Purchased	617,844	—
		options
Foreign exchange	Receivable/payable for forward	Forward foreign	612,534	(478,983)
contracts	foreign currency exchange	currency
	contracts	contracts
Credit contracts	Swap contracts, at value	Credit default	514,940	(731,649)
		swaps

* Purchased options are included in the Fund’s investments.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below summarizes the OTC instruments by asset and liability and reflects the fund’s exposure to counterparties subject to an ISDA for OTC derivative transactions:

	ASSET	LIABILITY

Purchased options	$617,844	—
Foreign forward currency contracts	612,534	($478,983)
Interest rate swaps	379,243	(197,335)
Credit default swaps (as buyer)	—	(49,729)
Credit default swaps (as seller)	65,536	—
Inflation swaps	230,586	(118,250)

Totals	$1,905,743	($844,297)

	TOTAL MARKET	COLLATERAL	COLLATERAL
	VALUE OF OTC	RECEIVED	PLEDGED	NET
COUNTERPARTY	DERIVATIVES	BY FUND	BY FUND	EXPOSURE

Barclays Bank PLC	$279,106	$300,946	—	($21,840)
BNP Paribas SA	190,868	262,270	—	(71,402)
Goldman Sachs Group Inc.	94,852	—	—	94,852
Merrill Lynch	12,485	—	—	12,485
Morgan Stanley & Company, Inc.	551,025	574,528	—	(23,503)
UBS AG	(66,890)	—	—	(66,890)

Totals	$1,061,446	$1,137,744	—	($76,298)

Annual report | Global Conservative Absolute Return Fund	37

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended May 31, 2014:

				FOREIGN
	STATEMENT OF OPERATIONS	FUTURES	SWAP	CURRENCY
RISK	LOCATION	CONTRACTS	CONTRACTS	TRANSACTIONS*	TOTAL

Interest rate	Net realized gain (loss)	($252,768)	$283,845	—	$31,077
contracts
Foreign	Net realized gain (loss)	—	—	($2,278,937)	(2,278,937)
exchange
contracts
Credit	Net realized gain (loss)	—	(18,035)	—	(18,035)
contracts
Total		($252,768)	$265,810	($2,278,937)	($2,265,895)

* Realized gain/loss associated with forward foreign currency contracts is included in the caption investments in unaffiliated issuers and foreign currency transactions on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended May 31, 2014:

						TRANSLATION
						OF ASSETS AND
		INVESTMENTS				LIABILITIES IN
	STATEMENT OF	(PURCHASED	FUTURES	SWAP	WRITTEN	FOREIGN
RISK	OPERATIONS LOCATION	OPTIONS)	CONTRACTS	CONTRACTS	OPTIONS	CURRENCIES*	TOTAL

Interest rate	Change in unrealized	($258,117)	($72,315)	$1,095,246	$268,912	—	$1,033,726
contracts	appreciation
	(depreciation)
Foreign	Change in unrealized	—	—	—	—	$133,551	133,551
exchange	appreciation
contracts	(depreciation)
Credit	Change in unrealized	—	—	(98,537)	—	—	(98,537)
contracts	appreciation
	(depreciation)
Total		($258,117)	($72,315)	$996,709	$268,912	$133,551	$1,068,740

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

38	Global Conservative Absolute Return Fund | Annual report

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis of 0.850% of the first $500,000,000 of the fund’s average daily net assets; or, if net assets exceed $500,000,000, 0.830% of all the fund’s average daily net assets. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.50%, 1.19%, and 1.10% for Class A, Class I, and Class R6 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses, acquired fund fees and expenses paid indirectly and short dividend expense. The fee waivers and/or expense reimbursements will expire on September 30, 2014 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Effective February 1, 2014, for Class R6 shares, the Advisor has contractually agreed to waive and/or reimburse all class specific expenses of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on September 30, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time. This waiver was in effect on a voluntary basis from January 1, 2014 to January 31, 2014.

Effective February 1, 2014, the Advisor has voluntarily agreed to waive a portion of its management fee and/or reimburse the fund, in order to limit the fund’s expenses, excluding 12b-1 fees, service fees, transfer agent fees, state registration fees, printing and postage, taxes, brokerage commissions, advisory fees, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, to 0.25% of the fund’s average daily net assets, on an annual basis. This voluntary arrangement may be amended or terminated at any time by the Advisor upon notice to the fund.

The Advisor had voluntarily agreed to waive the fund’s management fees by 0.12% of the fund’s average daily net assets. This voluntary waiver was terminated on January 31, 2014.

For the period ended May 31, 2014, these expense reductions amounted to the following:

CLASS A	CLASS I	CLASS R6	CLASS NAV	TOTAL

$19,258	$18,553	$17,240	$94,003	$149,054

Annual report | Global Conservative Absolute Return Fund	39

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended May 31, 2014 were equivalent to a net annual effective rate of 0.68% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended May 31, 2014 amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to 0.30% for Class A shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $11,003 for the period ended May 31, 2014. Of this amount, $1,963 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $9,040 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended May 31, 2014, the fund did not pay any CDSCs for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost were calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

40	Global Conservative Absolute Return Fund | Annual report

Class level expenses. Class level expenses for the period ended May 31, 2014 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$1,964	$888	$16,639	$1,649
Class I	—	1,080	16,638	634
Class R6	—	18	16,638	491
Total	$1,964	$1,986	$49,915	$2,774

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the period ended May 31, 2014 was as follows:

	Period ended 5-31-14[1]
	Shares	Amount
Class A shares

Sold	262,569	$2,644,441
Repurchased	(87,793)	(883,016)

Net increase	174,776	$1,761,425

Class I shares

Sold	460,400	$4,669,119
Repurchased	(48,018)	(482,923)

Net increase	412,382	$4,186,196

Class R6 shares

Sold	10,000	$100,000

Net increase	10,000	$100,000

Class NAV shares

Sold	10,144,521	$101,449,036
Repurchased	(247,199)	(2,462,284)

Net increase	9,897,322	$98,986,752

Total net increase	10,494,480	$105,034,373

1 Period from 7-16-13 (commencement of operations) to 5-31-14.

Affiliates of the fund owned 6%, 100% and 100% of shares of beneficial interest of Class A, Class R6 and Class NAV, respectively, on May 31, 2014.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $66,419,048 and $36,070,334, respectively, for the period ended May 31, 2014. Purchases and sales of U.S. Treasury obligations aggregated $18,547,679 and $18,362,011, respectively, for the period ended May 31, 2014.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At May 31, 2014, funds within the John Hancock group of funds complex held 93.3% of the fund’s net assets.

Annual report | Global Conservative Absolute Return Fund	41

The following funds had an affiliate ownership of 5% or more of the fund’s net assets:

AFFILIATE
FUND	CONCENTRATION

John Hancock Lifestyle Growth Trust	35.9%
John Hancock Lifestyle Balanced Trust	33.5%
John Hancock Lifestyle Moderate Trust	13.0%
John Hancock Lifestyle Conservative Trust	10.9%

42	Global Conservative Absolute Return Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and
Shareholders of John Hancock Global Conservative Absolute Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Conservative Absolute Return Fund (the “Fund” ) at May 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period July 16, 2013 (commencement of operations) through May 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 18, 2014

Annual report | Global Conservative Absolute Return Fund	43

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	230

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	230

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

44	Global Conservative Absolute Return Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2012	230

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	230

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	230

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).

Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	230

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

Annual report | Global Conservative Absolute Return Fund	45

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2009	230

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	230

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Warren A. Thomson, Born: 1955	2012	230

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Andrew G. Arnott, Born: 1971		2009

President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President
(effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable
Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).

46	Global Conservative Absolute Return Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

John J. Danello, Born: 1955	2006

Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice
President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief
Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable
Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009);
Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance
Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel
(2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment
Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4 Because Messrs. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person of the fund,” as defined in the Investment Company Act of 1940.

Annual report | Global Conservative Absolute Return Fund	47

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
Craig Bromley†	Standard Life Investments (Corporate Funds)
Peter S. Burgess*	Limited
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Andrew G. Arnott
President	Legal counsel
K&L Gates LLP
John J. Danello#
Senior Vice President, Secretary,	Independent registered
and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 5-29-14

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

48	Global Conservative Absolute Return Fund | Annual report

800-225-5291
800-231-5469 TDD
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Global Conservative Absolute Return Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	427A 5/14
MF188826	7/14

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2014, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2014 and 2013. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2014	May 31, 2013

John Hancock Focused High Yield Fund	$57,354	$55,230

John Hancock Global Conservative Absolute Return Fund	73,371	-

John Hancock Global Short Duration Credit Fund	66,539	-

John Hancock Government Income Fund	36,158	38,092

John Hancock Investment Grade Bond Fund	35,508	37,441

Total	$268,930	$130,763

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	May 31, 2014	May 31, 2013

John Hancock Focused High Yield Fund	$558	$737

John Hancock Global Conservative Absolute Return Fund	558	-

John Hancock Global Short Duration Credit Fund	558	-

John Hancock Government Income Fund	558	737

John Hancock Investment Grade Bond Fund	558	737

Total	$2,790	$2,211

Amounts billed to control affiliates were $98,642 and $99,637 for the fiscal years ended May 31, 2014 and 2013, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2014 and 2013. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2014	May 31, 2013

John Hancock Focused High Yield Fund	$2,698	$2,698

John Hancock Global Conservative Absolute Return Fund	3,450	-

John Hancock Global Short Duration Credit Fund	3,450	-

John Hancock Government Income Fund	2,403	2,403

John Hancock Investment Grade Bond Fund	2,548	2,548

Total	$14,549	$7,649

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2013 and 2012 amounted to the following:

Fund	May 31, 2014	May 31, 2013

John Hancock Focused High Yield Fund	$1,882	$2,200

John Hancock Global Conservative Absolute Return Fund	382	-

John Hancock Global Short Duration Credit Fund	284	-

John Hancock Government Income Fund	122	1,953

John Hancock Investment Grade Bond Fund	122	1,953

Total	$2,792	$6,106

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended May 31, 2014, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2014 and 2013 amounted to the following:

Trust	May 31, 2014	May 31, 2013

John Hancock Bond Trust	$6,122,897	$2,849,678

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President

Date:	July 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President

Date:	July 11, 2014

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	July 11, 2014